UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08932

Artisan Funds, Inc.

(Exact name of registrant as specified in charter)

875 East Wisconsin Avenue, Suite 800

Milwaukee, WI 53202

(Address of principal executive offices)

Janet D. Olsen	Kevin J. McCarthy
Artisan Funds, Inc.	Bell, Boyd & Lloyd LLC
875 East Wisconsin Avenue, #800	Three First National Plaza, #3100
Milwaukee, Wisconsin 53202	Chicago, IL 60602

(Name and address of agents for service)

Registrant’s telephone number, including area code: (414) 390-6100

Date of fiscal year end: 09/30/06

Date of reporting period: 03/31/06

Item 1. Reports to Shareholders.

SEMIANNUAL

R E P O R T

MARCH 31, 2006

ARTISAN INTERNATIONAL FUND

ARTISAN INTERNATIONAL SMALL CAP FUND

ARTISAN INTERNATIONAL VALUE FUND

ARTISAN MID CAP FUND

ARTISAN MID CAP VALUE FUND

ARTISAN OPPORTUNISTIC VALUE FUND

ARTISAN SMALL CAP FUND

ARTISAN SMALL CAP VALUE FUND

ARTISAN FUNDS, INC.

INVESTOR SHARES

ARTISAN FUNDS

P.O. BOX 8412

BOSTON, MA 02266-8412

This report and the unaudited financial statements contained herein are provided for the general information of the shareholders of Artisan Funds. Before investing, investors should consider carefully each Fund’s investment objective, risks and charges and expenses. For a prospectus, which contains that information and more information about each Fund, please call 800.344.1770 or visit our website at www.artisanfunds.com. Read it carefully before you invest or send money.

Company discussions are for illustration only and are not intended as recommendations of individual stocks. The discussions present information about the companies believed to be accurate, and the views of the portfolio managers, as of March 31, 2006. That information and those views may change, and the Funds disclaim any obligation to advise shareholders of any such changes. Artisan International Fund and Artisan Mid Cap Fund offer institutional classes of shares for institutional investors meeting certain minimum investment requirements. A report on each institutional class is available under separate cover.

Artisan Funds offered through Artisan Distributors LLC, member NASD.

TABLE OF CONTENTS

2	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
2	Artisan International Fund
5	Artisan International Small Cap Fund
8	Artisan International Value Fund
11	Artisan Mid Cap Fund
14	Artisan Mid Cap Value Fund
17	Artisan Opportunistic Value Fund
19	Artisan Small Cap Fund
22	Artisan Small Cap Value Fund

25	SCHEDULES OF INVESTMENTS
25	Artisan International Fund
28	Artisan International Small Cap Fund
31	Artisan International Value Fund
33	Artisan Mid Cap Fund
36	Artisan Mid Cap Value Fund
38	Artisan Opportunistic Value Fund
40	Artisan Small Cap Fund
43	Artisan Small Cap Value Fund

46	STATEMENTS OF ASSETS AND LIABILITIES

48	STATEMENTS OF OPERATIONS

50	STATEMENTS OF CHANGES IN NET ASSETS

54	FINANCIAL HIGHLIGHTS

60	NOTES TO FINANCIAL STATEMENTS

75	SHAREHOLDER EXPENSE EXAMPLE

78	FACTORS CONSIDERED IN RENEWING THE FUNDS’ ADVISORY CONTRACTS

85	NOTES ON MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

87	PROXY VOTING POLICIES AND PROCEDURES

87	INFORMATION ABOUT PORTFOLIO SECURITIES

AVERAGE ANNUAL TOTAL RETURNS (as of 3/31/06)

	1-Year	3-Year	5-Year	10-Year	Since Inception
Artisan International Fund (inception 12/28/95)	29.32%	31.58%	8.90%	13.81%	14.40%
Artisan International Small Cap Fund (inception 12/21/01)	40.92	45.72	NA	NA	28.90
Artisan International Value Fund (inception 9/23/02)	23.69	39.11	NA	NA	33.30
Artisan Mid Cap Fund (inception 6/27/97)	20.91	22.31	8.01	NA	18.64
Artisan Mid Cap Value Fund (inception 3/28/01)	15.84	28.95	16.52	NA	16.66
Artisan Small Cap Fund (inception 3/28/95)	26.39	29.52	12.05	8.35	10.94
Artisan Small Cap Value Fund (inception 9/29/97)	19.11	29.24	17.49	NA	14.18

Artisan Opportunistic Value Fund performance is not included above because it commenced operations on 3/27/06.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in a Fund will fluctuate, so that an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For current to most recent month-end performance information, visit www.artisanfunds.com or call 800.344.1770. The performance information shown for Artisan International Fund, Artisan International Small Cap Fund and Artisan International Value Fund does not reflect the deduction of a 2% redemption fee on shares held by an investor for 90 days or less and, if reflected, the fee would reduce the performance quoted. Artisan International Small Cap Fund’s investments in initial public offerings (IPOs) made a material contribution to the Fund’s performance. IPO investments are not an integral component of the Fund’s investment process and may not be available in the future.

Artisan International Fund, International Small Cap Fund & International Value Fund: International investments involve special risks, including currency fluctuation, lower liquidity, different accounting methods and economic and political systems and higher transaction costs. These risks typically are greater in emerging markets. Artisan International Fund and International Small Cap Fund invest in growth stocks, which may underperform other asset types during a given period. Artisan International Small Cap Fund invests in the stocks of smaller companies, which tend to be more volatile and less liquid than those of larger companies, have underperformed the stocks of larger companies during some periods and tend to have a shorter history of operations than larger companies. Artisan International Value Fund invests in value stocks, which may underperform other asset types during a given period. In addition, the Fund may invest a significant portion of its assets in small and medium-sized companies, which tend to be more volatile and less liquid than those of large companies, have underperformed the stocks of larger companies during some periods and tend to have a shorter history of operations than larger companies.

Artisan Mid Cap Fund, Mid Cap Value Fund & Opportunistic Value Fund: Stocks of medium-sized companies tend to be more volatile than those of larger companies and have underperformed the stocks of small and large companies during some periods. Artisan Mid Cap Fund invests primarily in growth stocks, which may underperform other asset types during a given period. Artisan Mid Cap Value Fund and Artisan Opportunistic Value Fund invest primarily in value stocks, which may underperform other asset types during a given period.

Artisan Small Cap Fund & Small Cap Value Fund: Stocks of smaller companies tend to be more volatile and less liquid than those of larger companies, have underperformed the stocks of larger companies during some periods and tend to have a shorter history of operations than larger companies. Artisan Small Cap Fund invests primarily in growth stocks, which may underperform other asset types during a given period. Artisan Small Cap Value Fund invests primarily in value stocks, which may underperform other asset types during a given period.

ARTISAN INTERNATIONAL FUND (ARTIX)

INVESTMENT PROCESS HIGHLIGHTS

Artisan International Fund uses a fundamental stock selection process focused on identifying long-term growth opportunities.

Themes. The investment team’s thematic approach identifies catalysts for change and develops investment themes with the objective of capitalizing on them globally. Changing demographics, developing technology, privatization of economic resources and outsourcing are among the long-term catalysts for change that currently form the basis for the team’s investment themes. The team incorporates these catalysts along with sector and regional fundamentals into a long-term global framework for investment analysis and decision-making.

Sustainable Growth. The team applies a fundamental approach to identifying the long-

term, sustainable growth characteristics of potential investments. The team seeks high quality companies that are well managed, have a dominant or improving market position and competitive advantages compared to industry and regional peers.

Valuation. The team assesses the relationship between its estimate of a company’s sustainable growth prospects and its stock price. The team uses multiple valuation metrics to establish price targets.

The Fund primarily invests in non-U.S. growth companies of all market capitalizations in developed and emerging markets.

PERFORMANCE HISTORY

GROWTH OF AN ASSUMED $10,000 INVESTMENT (12/28/95 to 3/31/06)

AVERAGE ANNUAL TOTAL RETURNS (as of 3/31/06)

Fund / Index	1-Year	3-Year	5-Year	10-Year	Since Inception
Artisan International Fund	29.32%	31.58%	8.90%	13.81%	14.40%
MSCI EAFE® Growth Index	24.59	27.17	7.53	3.93	4.11
MSCI EAFE® Index	24.41	31.13	9.63	6.49	6.62

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For current to most recent month-end performance information, visit www.artisanfunds.com or call 800.344.1770. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on distributions or sale of Fund shares. The performance shown does not reflect the deduction of a 2% redemption fee on shares held by an investor for 90 days or less and, if reflected, the fee would reduce the performance quoted. See page 86 for a description of each index.

TWO

INVESTING ENVIRONMENT

The backdrop for international equities during the six months ended March 31, 2006 was quite favorable. In general, the growth of the global economy was strong and inflation remained subdued.

The U.S. dollar moved slightly higher versus a number of currencies during the period. The return of the MSCI EAFE® Index for dollar-based investors was 13.86% compared to the 15.88% local return.

Stocks in the financials, industrials, technology and materials sectors gained more than 20%. The price of oil flirted with $70 per barrel, but energy stocks ended the period slightly behind where they started. Telecommunications stocks also lost ground.

PERFORMANCE DISCUSSION

The Fund’s performance was hurt slightly by the increase in the U.S. dollar, but still gained 16.71% during the period, which compared well to the MSCI EAFE® Index. Good security selection was the primary source of the Fund’s relative advantage. Stock selection was particularly strong within our global financials and energy themes. The performance of the stocks in our consumer and media themes and our lack of investment in materials stocks hurt our return compared to the Index.

In our global financials theme, we experienced strong gains in many of our holdings. Three of the leading contributors were Japanese real estate and leasing company ORIX Corporation, Korean bank Kookmin Bank and German bank Commerzbank AG. Their stock prices increased roughly 72%, 46% and 46%, respectively.

In Japan, bank lending started to pick up, employment and wages were in a rising trend and the country seemed poised to end its bout with deflation. All of those factors helped support Japanese stocks in general. During the period, ORIX announced a nearly 50% increase in its full-year profit forecast and its leasing and lending businesses expanded while costs declined. Japanese financial companies Mizuho Financial Group, Inc. and Credit Saison Co., Ltd., also performed well.

Late in the period, Kookmin Bank announced that it was the preferred bidder for Korea Exchange Bank (KEB). The combined company is expected to have a large share of the total loan market in Korea, and should produce long-term cost and revenue synergies. Since the deal is expected to be additive to earnings, the news was well-received by the market. Prior to that announcement, Kookmin and our other Korean banks, Shinhan Financial Group Co., Ltd. and Hana Financial Group Inc. (formerly Hana Bank), were supported by asset quality improvements and reduced levels of non-performing loans.

TOP 10 HOLDINGS

Company Name	Country	3/31/06
Credit Saison Co., Ltd.	Japan	3.6%
UBS AG	Switzerland	3.5
ORIX Corp.	Japan	2.7
Fortis	Netherlands	2.7
LUKOIL	Russia	2.7
Sega Sammy Holdings, Inc.	Japan	2.6
Mizuho Financial Group, Inc.	Japan	2.5
Kookmin Bank	South Korea	2.3
Saipem S.p.A.	Italy	2.2
China Mobile (Hong Kong) Limited	China	2.1
Total		26.9%

As a percentage of total net assets. Top 10 Holdings are determined by issuer.

Two drivers of Commerzbank’s share price performance were optimism about Germany’s economic environment and the company’s announced acquisition of Eurohypo AG. The Eurohypo acquisition was expected to add to earnings, due in part to cost savings. Other winners among our European financials included Swiss global investment services firm UBS AG and Dutch financial services companies Fortis and ING Groep N.V.

During the period, our energy stocks generally performed very well. Within the group, Russian oil producer LUKOIL was the largest contributor to our performance, gaining over 44%. We believe that its above average production rates and proven oil reserves were the reasons it did so well in a tough period for energy stocks. We realized some profits during the period by selling shares into strength, but LUKOIL remained a top ten position as of the end of the period.

THREE

Expectations for a surge in capital spending in the energy industry due to tight industry capacity, an aging fleet of rigs and a shortage of offshore rigs contributed to very positive sentiment for energy infrastructure companies. Those factors benefited our positions in Italy-based Saipem S.p.A. and Norwegian driller Acergy S.A. (formerly Stolt Offshore S.A.).

Canadian natural gas provider EnCana Corp. fell roughly 20% during the period, after announcing a drop in profits due to hedging contracts that did not allow the company to participate as much as it could have in the rise of natural gas prices.

SECTOR DIVERSIFICATION

Sector	9/30/05	3/31/06
Consumer Discretionary	23.6%	15.5%
Consumer Staples	9.8	8.7
Energy	8.7	9.3
Financials	30.4	36.5
Healthcare	4.1	4.6
Industrials	8.0	11.1
Information Technology	6.8	5.1
Telecommunication Services	6.1	3.0
Utilities	1.2	5.0
Other assets less liabilities	1.3	1.2
Total	100.0%	100.0%

As a percentage of total net assets.

Two other stocks that positively contributed to the Fund’s return were Siemens AG, a Germany-based conglomerate that manufactures a wide range of industrial and consumer products, and Singapore Airlines Ltd. During the period, Siemens announced the divestment of part of its technology services division, which had been a large drag on earnings. Singapore Airlines benefited from the strength of economic growth in the Far East and its relatively low exposure to competition from discount airlines.

The holdings in our consumer and media themes performed reasonably well, but their returns did not keep pace with similar holdings in the MSCI EAFE® Index. U.K. cruise operator Carnival PLC and Japanese cable and Internet service provider Jupiter Telecommunications Co., Ltd. were two stocks that underperformed. Carnival was hurt by concerns about slower bookings and a reduced earnings forecast. Jupiter Telecom fell in part due to concerns about competition from satellite providers and the potential for higher costs and a decline in profitability.

FUND CHANGES

We sold several securities in our consumer, media and communications themes during the period, while we made a number of new purchases in our energy and financials themes.

We pared back our communications theme because we became more concerned about competition due to the convergence of the various communications platforms. Among the stocks we sold were Telefonaktiebolaget LM Ericsson, Nortel Networks Corporation, Chunghwa Telecom Co., Ltd. and Singapore Telecommunications Limited.

Three of the largest sales in our consumer and media themes were U.K. companies Tesco PLC, a food retailer; British Sky Broadcasting Group PLC, a pay television provider; and ITV PLC, a television broadcaster.

In our energy theme, we added Norwegian driller SeaDrill Ltd. We also extended our energy theme and increased our exposure to the utilities sector. Our attraction to utilities in the medium-term was our belief that those companies could increase revenues at a faster pace than costs. This resulted in larger positions in German power producers RWE AG and E.ON AG and initial investments in Finland-based Fortum Oyj and Russia-based RAO Unified Energy System.

A few of the largest additions in our global financials theme were UniCredito Italiano S.p.A, an Italian bank; Mitsubishi UFJ Financial Group, Inc., a Japanese bank; Barclays PLC, a U.K. bank; Millea Holdings, Inc., a Japanese insurance company; and Wiener Staedtische Allgemeine Versicherung AG, an Austrian insurance company.

REGION ALLOCATION

Region	9/30/05	3/31/06
Europe	55.0%	54.5%
Pacific Basin	25.2	28.6
Emerging Markets	15.3	13.7
Americas	3.2	2.0

As a percentage of total net assets.

FOUR

ARTISAN INTERNATIONAL SMALL CAP FUND (ARTJX)

INVESTMENT PROCESS HIGHLIGHTS

Artisan International Small Cap Fund uses a fundamental stock selection process focused on identifying long-term growth opportunities among small non-U.S. companies.

Themes. The investment team’s thematic approach identifies catalysts for change and develops investment themes with the objective of capitalizing on them globally. Changing demographics, developing technology, privatization of economic resources and outsourcing are among the long-term catalysts for change that currently form the basis for the team’s investment themes. The team incorporates these catalysts along with sector and regional fundamentals into a long-term global framework for investment analysis and decision-making.

Sustainable Growth. The team applies a fundamental approach to identifying the long-term, sustainable growth characteristics of potential investments. The team seeks high quality companies that are well managed, have a dominant or improving market position and competitive advantages compared to industry and regional peers.

Valuation. The team assesses the relationship between its estimate of a company’s sustainable growth prospects and its stock price. The team uses multiple valuation metrics to establish price targets.

The Fund primarily invests in non-U.S. small-cap growth companies in developed and emerging markets with market capitalizations less than $3 billion at the time of investment.

PERFORMANCE HISTORY

GROWTH OF AN ASSUMED $10,000 INVESTMENT (12/21/01 to 3/31/06)

AVERAGE ANNUAL TOTAL RETURNS (as of 3/31/06)

Fund / Index	1-Year	3-Year	Since Inception
Artisan International Small Cap Fund	40.92%	45.72%	28.90%
MSCI EAFE® Small Cap Index	33.79	44.73	26.96
MSCI EAFE® Index	24.41	31.13	14.48

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For current to most recent month-end performance information, visit www.artisanfunds.com or call 800.344.1770. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on distributions or sale of Fund shares. The performance shown does not reflect the deduction of a 2% redemption fee on shares held by an investor for 90 days or less and, if reflected, the fee would reduce the performance quoted. The Fund’s investments in initial public offerings (IPOs) made a material contribution to the Fund’s performance. IPO investments are not an integral component of the Fund’s investment process and may not be available in the future. See page 86 for a description of each index.

FIVE

INVESTING ENVIRONMENT

During the semiannual reporting period ended March 31, 2006, international small-cap stocks benefited from what we believe were three major global trends: an extremely favorable economic environment, a lack of inflationary pressure and increasing corporate restructuring leading to a strong wave of merger and acquisition activity.

All sectors in the MSCI EAFE® Small Cap Index advanced during the period. The leading areas were the materials, energy, financial and industrial sectors, all of which increased more than 20%. The U.S. dollar made a small gain over the six-month period ended March 31, 2006. As a result, the MSCI EAFE® Small Cap Index had a local return of 21.82%, while its dollar-based return was 19.23%.

PERFORMANCE DISCUSSION

The Fund returned 22.27% for the six-month period ended March 31, 2006. Outperformance relative to the MSCI EAFE® Small Cap Index was primarily the result of solid stock selection in the industrial and consumer discretionary sectors. Our overweight position and selection in our energy theme also contributed positively to performance. Our results compared to the Index were hindered by weakness in our healthcare and technology holdings.

Two of our leading contributors in the industrial sector were Metso Oyj and Schindler Holding, which posted share price gains of 52% and 37%, respectively. Metso, based in Finland, is the world’s largest manufacturer of rock-crushers and papermaking machinery. During the period, the company announced plans to acquire Aker Kvaerner ASA, a leader in the pulping and chemical recovery businesses. Metso also reported strong orders in both its paper and minerals divisions.

Schindler Holding AG, based in Switzerland, is the world’s leading manufacturer of escalators and the number two manufacturer of lifts. Schindler experienced strength in Europe, as demand for modernization propelled sales within the region.

Solid selection in our consumer theme was driven in part by the strong returns of real-estate developers Cyrela Brazil Realty S.A. Empreendimentos e Participacoes (Brazil), JM AB (Sweden) and Kaufman & Broad S. A. (France), which posted stock price gains of roughly 116%, 59% and 50%, respectively, generating a sizeable performance contribution. Cyrela Brazil reported a 66% increase in revenue partly due to the launch of several new projects and strong unit sales. JM AB benefited from strong demand in the Scandinavian residential market and increased housing prices. Likewise, Kaufman & Broad reported robust sales for both apartments and single-family homes.

In our energy theme, expectations for capital spending were high due to tight industry capacity, an aging fleet of rigs and a shortage of offshore rigs, all of which contributed to ongoing pricing power. We believe this greatly benefited our infrastructure providers during the period, such as Petroleum Geo-Services ASA and SeaDrill Ltd.

TOP 10 HOLDINGS

Company Name	Country	3/31/06
Buhrmann NV	Netherlands	3.6%
Petroleum Geo-Services ASA	Norway	2.8
Sulzer AG	Switzerland	2.8
Creed Corporation	Japan	2.7
Elekta AB	Sweden	2.5
Fraser & Neave Limited	Singapore	2.4
Japan Petroleum Exploration Company, Ltd.	Japan	2.4
Sibir Energy PLC	United Kingdom	2.4
Banco Latinoamericano de Exportaciones, S.A.	Panama	2.2
Commercial International Bank	Egypt	2.0
Total		25.8%

As a percentage of total net assets. Top 10 Holdings are determined by issuer.

Petroleum Geo-Services is one of the world’s largest providers of oilfield-mapping services. The company pioneered the development of multi-streamer seismic acquisition, which produces efficient, high-quality 3D seismic data for the oil industry. In addition to good market conditions, the company announced plans to spin off its oil-production unit. We slightly trimmed our position into strength.

SIX

Drilling services provider SeaDrill completed its acquisition of Smedvig ASA (a holding we sold in January), another Norwegian driller.

Japanese real estate firms Creed Corporation and NTT Urban Development Corporation were two additional standout performers. Creed’s assets under management have increased substantially due in part to an increase in real estate acquisitions. NTT Urban Development’s success was partly due to near full occupancy of its buildings in Tokyo and strong profit growth in the company’s condominium business.

SECTOR DIVERSIFICATION

Sector	9/30/05	3/31/06
Consumer Discretionary	12.8%	8.6%
Consumer Staples	4.4	3.8
Energy	10.7	13.8
Financials	24.6	30.9
Healthcare	6.4	4.0
Industrials	22.6	27.7
Information Technology	5.4	1.9
Materials	2.8	3.4
Telecommunication Services	3.1	2.4
Utilities	2.0	2.1
Other assets less liabilities	5.2	1.4
Total	100.0%	100.0%

As a percentage of total net assets.

In the healthcare and technology sectors, weakness in Straumann Holding AG, Q-Free ASA and Sammy NetWorks Co., Ltd. hindered the Fund’s relative performance. Swiss dental implant manufacturer Straumann experienced disappointing sales, partly due to weakness in Europe. Norway-based Q-Free, which is a leading supplier of electronic toll collection systems, experienced downward pressure on earnings, which was partly driven by higher costs, despite an increase in revenue. We sold our position. In the first three months of 2006, our Japanese stocks such as Japanese Internet game and entertainment content provider Sammy NetWorks were generally weaker due in part to the impact of allegations of accounting fraud and market manipulation against livedoor, a Japanese Internet services company.

REGION ALLOCATION

Region	9/30/05	3/31/06
Europe	49.2%	50.0%
Pacific Basin	22.4	25.9
Emerging Markets	22.0	21.1
Americas	1.2	1.6

As a percentage of total net assets.

FUND CHANGES

During the period, we increased our financial and industrial weights and reduced our consumer holdings.

Most of the change in our consumer allocation stemmed from the sales of certain media positions. Among those sold were Gruppo Editoriale L’Espresso S.p.A., Ipsos, JC Decaux S.A., John Fairfax Holdings Limited and NRJ Group. Other sales in the consumer sectors included French property developer Nexity, Spanish residential developer Fadesa Inmobiliaria, S.A. and Brazilian beauty products company Natura Cosmeticos S.A.

In the financial sector, our purchases included real estate firms (FJ Next Co., Ltd., Patrizia Immobilien AG, Pirelli & C. Real Estate S.p.A., Tian An China Investments Company Limited and Tokyu Community Corp.), insurance companies (SCOR and Toro Assicurazioni S.p.A. (De Agostini Group)) and capital market firms (Azimut Holding S.p.A., D. Carnegie & Co. AB, DAB Bank AG, Indiabulls Financial Services Ltd. and Korea Investment Holdings Co., Ltd.).

The increase to our industrial weighting resulted from the purchases of Japanese employment and staffing solutions firm Pasona Inc., Japanese construction companies Raito Kogyo Co., Ltd. and Sho-Bond Corporation, European machinery companies IMI PLC and Vossloh AG, the operating company of Austria’s Vienna International Airport, Flughafen Wien AG and French holding company Financiere Marc de Lacharriere SA (Fimalac), which is the parent company of Fitch Group Inc., the world’s third largest rating agency.

SEVEN

ARTISAN INTERNATIONAL VALUE FUND (ARTKX)

INVESTMENT PROCESS HIGHLIGHTS

Artisan International Value Fund uses a bottom-up investment process focused on identifying what the investment team believes are high quality, undervalued businesses that offer the potential for superior risk/reward outcomes.

Undervaluation. Determining the intrinsic value of the business is the heart of the team’s research process. As long-term investors, it is the team’s core belief that valuation is the most crucial determinant of stock market return over the long-term.

Business quality. The team seeks to invest in companies with a history of generating strong free cash flow, improving returns on capital and strong competitive positions in their industries. This criteria helps rule out businesses that are statistically cheap, but whose values are deteriorating over time.

Financial strength. The team believes that investing in companies with strong balance sheets helps to reduce the potential for capital risk and provides company management the ability to build value when attractive opportunities are available.

Shareholder-oriented management. The team’s research process attempts to identify management teams with a history of building value for shareholders.

The Fund primarily invests in undervalued, non-U.S. companies of all market capitalizations in developed and emerging markets.

PERFORMANCE HISTORY

GROWTH OF AN ASSUMED $10,000 INVESTMENT (9/23/02 to 3/31/06)

AVERAGE ANNUAL TOTAL RETURNS (as of 3/31/06)

Fund / Index	1-Year	3-Year	Since Inception
Artisan International Value Fund	23.69%	39.11%	33.30%
MSCI EAFE® Value Index	24.25	35.08	28.25
MSCI EAFE® Index	24.41	31.13	25.29

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For current to most recent month-end performance information, visit www.artisanfunds.com or call 800.344.1770. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on distributions or sale of Fund shares. The performance shown does not reflect the deduction of a 2% redemption fee on shares held by an investor for 90 days or less and, if reflected, the fee would reduce the performance quoted. See page 86 for a description of each index.

EIGHT

INVESTING ENVIRONMENT

During the six-month period ended March 31, 2006, stock markets in virtually every country outside the U.S. increased. Among developed markets, Japanese equities led the rally with an advance of 24% in local currency terms. Germany, Switzerland and Sweden were also standouts as each returned at least 16% in local currency terms. Developed market currencies were generally weak compared to the U.S. dollar. As a result, U.S. dollar-based returns were slightly lower than local returns, but strong nonetheless.

PERFORMANCE DISCUSSION

Artisan International Value Fund increased 17.77% in the six months ended March 31, 2006, which compared favorably with the MSCI EAFE® Index, which increased 13.86%.

Four equities that made large positive contributions to the Fund’s performance were Euronext N.V., Pfeiffer Vacuum Technology AG, Heidelberger Druckmaschinen AG and Cementir S.p.A.

Euronext, which operates several European stock exchanges and the London International Financial Futures Exchange, performed well. Its stock price advanced more than 87%. During the period, there were many merger discussions surrounding Euronext and other listed European exchanges. Euronext looks to have played its cards very well and increased significantly. We have significantly reduced our position.

Pfeiffer Vacuum’s share price increased by over 34%. Pfeiffer is a German company that designs, manufactures and services a range of vacuum pumps used in a wide variety of applications including optical glass coating, semiconductor manufacturing, and scientific research. During the period, the company reported a record level of operating profits for its fiscal year ended December 31, 2005. In addition, the company announced a significant increase in its dividend.

Heidelberger Druckmaschinen, the world’s leading manufacturer of sheet-fed printing presses, outperformed, and its share price advanced nearly 29%. It rose in part due to strong earnings results, which were driven by demand from China. In addition, the company announced a significant share repurchase program.

Cementir, an Italian cement company, saw its share price increase roughly 46%. During the period, Cementir won the auction of a significant collection of cement assets in Turkey. The company also announced that its Italian cement operations are starting to recover. This resulted in higher earnings estimates, driving the share price to an all-time high.

Two of the worst performing equities in the portfolio during the period were Vodafone Group PLC and Premiere AG.

Vodafone, the world’s largest mobile telecommunications company, underperformed. Its share price declined by more than -19% during the period. On the positive side, operating results were solid and the company increased its share repurchase objective and dividend. The market, however, focused more on expected profitability declines due to increased competition and costs associated with the launch of third generation mobile services. The market took this information and some concerns over the Japanese division poorly, driving the stock back down to levels close to where we initially began purchasing shares. We took the opportunity to buy more shares.

TOP 10 HOLDINGS

Company Name	Country	3/31/06
Diageo PLC	United Kingdom	4.9%
Countrywide PLC	United Kingdom	4.4
Pfeiffer Vacuum Technology AG	Germany	4.4
Givaudan S.A.	Switzerland	3.9
Vodafone Group PLC	United Kingdom	3.8
Meitec Corporation	Japan	3.5
Uni-Charm Corporation	Japan	3.3
Tyco International Ltd.	United States	3.3
MFI Furniture Group PLC	United Kingdom	3.0
Benfield Group PLC	United Kingdom	2.9
Total		37.4%

As a percentage of total net assets. Top 10 Holdings are determined by issuer.

During the period, we became small shareholders of Premiere. Premiere is the leading provider of pay television in Germany and Austria. At the time of initial purchase, the company dominated the ownership of

NINE

premium content, such as movies and sporting events, which is a key competitive advantage in this business. Unfortunately, during a recent auction, management made what looked to be a miscalculation and lost a bid for arguably its most important content, the German Bundesliga soccer matches. As a result, the share price suffered a sizeable decline. We sold our shares at a loss.

SECTOR DIVERSIFICATION

Sector	9/30/05	3/31/06
Consumer Discretionary	21.1%	23.7%
Consumer Staples	14.4	16.7
Financials	24.3	19.6
Healthcare	2.6	—
Industrials	12.5	14.8
Information Technology	1.6	3.5
Materials	10.8	8.6
Telecommunication Services	4.7	4.7
Utilities	1.6	—
Other assets less liabilities	6.4	8.4
Total	100.0%	100.0%

As a percentage of total net assets.

FUND CHANGES

We exited nine companies since our last report on September 30, 2005. The list of those sold included Olympus Corporation, Zinifex Ltd., Samchully Co., Ltd., Zehnder Group AG, Admiral Group PLC, Rotork PLC, Hunter Douglas N.V. and RADVision Ltd. Each stock reached or exceeded our estimate of fair value.

Proceeds from our sales were used in part to purchase shares in 11 companies. Tyco International Ltd., GUS PLC, Grupo Modelo, S.A. de C.V. and Amdocs Limited were among our largest additions. As of March 31, 2006, those companies represented 3.3%, 1.9%, 1.8% and 1.7% of the portfolio, respectively.

Tyco is a Bermuda-based conglomerate that was a stock market darling in the late 1990s. The stock collapsed in 2002, however, when an investigation began into the company’s accounting practices. Under the current CEO Edward Breene, the company has reduced debt, simplified the organization and consolidated businesses that former management had hastily acquired. We believed the shares were significantly undervalued.

GUS PLC is a U.K.-based conglomerate operating in retail (Argos) and credit information services (Experian) and, before its spinoff of Burberry, luxury goods. The company has committed to splitting up its unrelated retail and credit operations. At purchase, we were particularly enthusiastic about the credit information business, Experian. We believe it is a high growth business operating in an industry with significant barriers to entry and it has had very attractive operating profit margins.

Grupo Modelo is a Mexico-based brewing company. It has held a more than 50% share of the Mexican beer market and has been the largest exporter of beer, with its popular Corona® brand, to the United States. In recent years, Modelo has restructured its distribution operations, consolidating centers and routes, allowing the company to update equipment and machinery, thus creating efficiencies in product distribution. We purchased the shares at what we believed was an attractive valuation that not only discounted the company’s cash flow stream, but also failed to recognize the considerable value in the company’s balance sheet, which had more than $1.5 billion in net cash.

Amdocs is a leading provider of customer care and billing software to the telecommunications industry. We owned shares in this company several years ago and sold them in 2003 when they hit our fair value estimate. When the stock price fell to a meaningful discount to our fair value estimate, we once again became shareholders.

REGION ALLOCATION

Region	9/30/05	3/31/06
Europe	64.4%	61.0%
Pacific Basin	17.4	13.5
Americas	5.7	10.5
Emerging Markets	6.1	6.6

As a percentage of total net assets.

TEN

ARTISAN MID CAP FUND (ARTMX)

INVESTMENT PROCESS HIGHLIGHTS

Artisan Mid Cap Fund uses a bottom-up investment process to construct a diversified portfolio of U.S. mid-cap growth companies.

Security Selection. The team’s investment process begins by identifying companies that possess franchise characteristics (strong competitive positions), selling at attractive valuations and benefiting from an accelerating trend. The investment team looks for companies that are well positioned for long-term growth, driven by demand for their products and services, at an early enough stage in their profit cycle to benefit from the increased cash flows produced by the profit cycle.

Capital Allocation. Based on the investment team’s fundamental analysis of a company’s profit cycle, portfolio holdings develop through three stages. GardenSM investments are small positions in the early part of their profit cycle that will warrant a more sizeable allocation once their profit cycle accelerates. CropSM investments are positions that are being increased to a full weight because they are moving through the strongest part of their profit cycle. HarvestSM investments are positions that are being reduced as they near the team’s estimate of full valuation or their profit cycle begins to decelerate.

Broad Diversification. The team looks for investment opportunities across the entire economy so that it can find sustainable growth regardless of the sector or industry.

The Fund primarily invests in medium-sized U.S. growth companies. The Fund generally maintains median and weighted average market capitalizations of less than $10 billion.

PERFORMANCE HISTORY

GROWTH OF AN ASSUMED $10,000 INVESTMENT (6/27/97 to 3/31/06)

AVERAGE ANNUAL TOTAL RETURNS (as of 3/31/06)

Fund / Index	1-Year	3-Year	5-Year	Since Inception
Artisan Mid Cap Fund	20.91%	22.31%	8.01%	18.64%
Russell Midcap® Growth Index	22.68	25.75	8.99	8.29
Russell Midcap® Index	21.54	27.87	12.52	11.51

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For current to most recent month-end performance information, visit www.artisanfunds.com or call 800.344.1770. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on distributions or sale of Fund shares. See page 86 for a description of each index.

ELEVEN

INVESTING ENVIRONMENT

During the six months ended March 31, 2006, returns generally increased the further you went down the market cap spectrum. The large-cap Russell Top 200® Index gained 5.32%, the Russell Midcap® Index increased 10.14% and the small-cap Russell 2000® Index moved 15.23% higher.

During the period, the Federal Reserve remained on its path to higher interest rates, but the country’s economic performance was generally solid, which was seen in the encouraging sales and profit growth reported by most parts of the economy.

In the Russell Midcap® Index, the best performing sectors were materials, transportation and technology. The energy and utilities sectors were the only groups to post losses, and they were small, at less than 2% each.

PERFORMANCE DISCUSSION

The Fund gained 12.29% during the period, outperforming the Russell Midcap® and Russell Midcap® Growth indices which returned 10.14% and 11.32%, respectively. The main source of our advantage compared to both benchmarks was good security selection. Three areas of particular strength were our healthcare, financial and energy-related stocks, though our performance gains were fairly broad and we had a number of winners in other groups. Relative to the benchmarks, we did not keep pace in the consumer discretionary and technology sectors.

The leading contributor among our healthcare holdings was radiation therapy systems supplier Varian Medical Systems, Inc., the stock price of which increased more than 42%. It reported strong financial results highlighted by impressive growth in orders for the company’s next generation systems in the U.S. and its legacy systems overseas. Drug wholesaler AmerisourceBergen Corporation (ABC) and specialty pharmaceutical company Allergan, Inc. also posted good returns. ABC has been transitioning to a fee-for-services model for drug distribution that has increased cash on hand for share buybacks and debt refinancing. That transition and the strength of its specialty pharmaceutical business supported a strong improvement in earnings. Allergan benefited from the strength of its Botox® brand and expectations for a solid pipeline of new opportunities.

Two of our best performers in the financial sector were student loan outsourcer The First Marblehead Corporation (FMD) and online bill pay software company CheckFree Corporation. FMD extended its relationship with its largest client and announced a sizeable increase in earnings on strong growth in service revenues. CheckFree illustrated the strength of its profit cycle by raising its expectations for future earnings as revenues per transaction increased and e-bill volumes grew.

TOP 10 HOLDINGS

Company Name	3/31/06
Smith International, Inc.	2.7%
Precision Castparts Corp.	2.1
Varian Medical Systems, Inc.	2.0
Fisher Scientific International Inc.	1.9
Ecolab Inc.	1.9
Juniper Networks, Inc.	1.8
Electronic Arts Inc.	1.8
McDermott International, Inc.	1.7
Aon Corporation	1.7
Freescale Semiconductor, Inc.	1.7
Total	19.3%

As a percentage of total net assets. Top 10 Holdings are determined by issuer

Our energy related investments have generally been centered around those companies that we believed were poised to benefit from a lengthy cycle of renewed global spending on energy development and infrastructure. This positioning helped the portfolio in two ways. First, it kept our allocation to crude producers low and crude producers generally declined during the period. Second, it led us to a number of energy infrastructure providers that outperformed. Smith International, Inc., our largest holding as of March 31, 2006, was one of those stocks. Smith International is a worldwide supplier of products and services to the oil and gas exploration and production industry and is a dominant market player in both drill bits and drilling fluids. It benefited from strong earnings growth, positive expectations for increased spending on exploration due to faster depletion rates of existing wells and longer contract terms.

TWELVE

Other energy related holdings that performed well included Cooper Cameron Corporation, a leading manufacturer of pressure control systems, equipment and services for oil and gas drilling and production, and worldwide energy services company McDermott International, Inc. Cooper Cameron reported solid earnings supported by an increase in backlog and strong order flow. McDermott International’s marine construction business was expected to benefit from resurgence in offshore drilling activity, and its power generation business from the potential for tighter emissions standards.

Mining equipment provider Joy Global Inc. and logistics company Expeditors International of Washington, Inc. (EXPD) were part of a list of holdings in other sectors that generated solid returns. As a result of the commodities boom, Joy Global has seen aftermarket orders increase at double-digit rates for almost three years. During the period, it reported strong revenues and earnings while further increasing forward estimates. EXPD also reported earnings ahead of expectations on significantly higher revenues and better profit margins.

Our results in the consumer discretionary sector were negatively impacted by weakness in leading Internet media company Yahoo! Inc. and stock photography company Getty Images, Inc. Our investment in Yahoo! has been based on our belief that the company was positioned well over the long-term to benefit from the transition of advertising dollars from offline media to the Internet. However, competition in its Internet search business put pressure on revenues creating some short-term concerns. Getty has a dominant position in the visual content industry, but it was hurt by a revenue report that disappointed the market. We added to our position in Getty on weakness.

In the technology sector, we had a number of strong performers including Network Appliance, Inc., Jabil Circuit, Inc. and Corning Incorporated. However, our results compared to the benchmarks were negatively impacted by disappointments in stocks such as Juniper Networks, Inc. and Intermec, Inc. Juniper Networks, which makes equipment that directs Internet traffic, was hurt by a revenue forecast that disappointed the market. We purchased additional shares on weakness. Intermec, a leading manufacturer of automatic data capture technologies such as bar code and RFID (radio frequency identification) solutions, was hurt in part by higher operating expenses stemming from RFID marketing. We increased the size of our position.

FUND CHANGES

The healthcare sector fell the most as a percentage of portfolio assets due to sales. Our three largest sales in the area were Aetna Inc., healthcare insurance; Caremark Rx, Inc., pharmacy benefit management; and MedImmune, Inc., a biotechnology company with a focus on respiratory diseases. Other significant sales during the period included payroll processor Paychex, Inc. and cruise operator Royal Caribbean Cruises Ltd.

Five of our largest purchases were Advanced Micro Devices, Inc., one of the largest suppliers of computing processors; Investors Financial Services Corp., which provides an array of complex processing services for mutual funds, investment advisors and banks; Alliance Data Systems Corporation, a transaction processing, credit and marketing services provider; Cooper Industries, Ltd., a global manufacturer of tools and electrical products; and Trimble Navigation Limited, a leading innovator of Global Positioning System technology.

SECTOR DIVERSIFICATION

Sector	9/30/05	3/31/06
Auto & Transportation	0.9%	2.4%
Consumer Discretionary	17.8	19.2
Consumer Staples	2.8	1.3
Financial Services	11.3	12.4
Healthcare	19.6	17.7
Materials & Processing	7.0	7.3
Other	3.8	2.6
Other Energy	6.8	5.8
Producer Durables	6.7	4.9
Technology	19.0	21.9
Utilities	1.7	2.6
Other assets less liabilities	2.6	1.9
Total	100.0%	100.0%

As a percentage of total net assets.

THIRTEEN

ARTISAN MID CAP VALUE FUND (ARTQX)

INVESTMENT PROCESS HIGHLIGHTS

Artisan Mid Cap Value Fund uses a bottom-up investment process to construct a diversified portfolio of U.S. mid-cap value companies that the investment team believes are undervalued, in sound financial condition and have attractive business economics.

Attractive valuation. The team values a business using what it believes are reasonable expectations for the long-term earnings power and capitalization rates of that business. This results in a range of values for the company that the team believes would be reasonable. The team generally will purchase a security if the stock price falls below or toward the lower end of that range.

Sound financial condition. The team favors companies with an acceptable level of debt and positive cash flow. At a minimum, the team tries to avoid companies that have so much debt that management may be unable to make decisions that would be in the best interests of the companies’ shareholders.

Attractive business economics. The team favors cash-producing businesses that it believes are capable of earning acceptable returns on capital over the company’s business cycle. The team believes companies with these characteristics are less likely to experience eroding values over the long-term.

The Fund primarily invests in U.S. securities with market capitalizations between $1.5 billion and $10 billion at the time of purchase.

PERFORMANCE HISTORY

GROWTH OF AN ASSUMED $10,000 INVESTMENT (3/28/01 to 3/31/06)

AVERAGE ANNUAL TOTAL RETURNS (as of 3/31/06)

Fund / Index	1-Year	3-Year	5-Year	Since Inception
Artisan Mid Cap Value Fund	15.84%	28.95%	16.52%	16.66%
Russell Midcap® Value Index	20.30	29.23	14.69	15.01
Russell Midcap® Index	21.54	27.87	12.52	12.72

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For current to most recent month-end performance information, visit www.artisanfunds.com or call 800.344.1770. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on distributions or sale of Fund shares. See page 86 for a description of each index.

FOURTEEN

INVESTING ENVIRONMENT

The six-months ended March 31, 2006 was a strong period for mid-cap stocks as the Russell Midcap® Value and Russell Midcap® indices increased 9.06% and 10.14%, respectively. During the period, market participants priced most sectors in the Russell Midcap® Value Index higher, but the Index was held back by weakness in energy and utility stocks.

PERFORMANCE DISCUSSION

The Fund increased 5.44% during the semiannual period ended March 31, 2006. It was generally supported by the returns of our consumer discretionary and technology stocks during the period. Conversely, our outsized position and selection in energy stocks and selection in the financial sector dragged down returns relative to the Russell Midcap® Value Index.

Claire’s Stores, Inc., Furniture Brands International, Inc., Rent-A-Center, Inc., BEA Systems, Inc. and Ryder System, Inc. were stocks that had a significant positive impact on the portfolio over the six-month period ended March 31, 2006.

Teenage fashion accessory retailer Claire’s Stores increased roughly 50% during the period, contributing positively to our performance. Claire’s Stores benefited from strong sales, particularly in its jewelry category, and announced a share repurchase program. We cut back our position as it entered our target selling range.

Furniture Brands International is one of the largest U.S.-based furniture manufacturers and markets products under brand names such as Broyhill®, Lane®, Thomasville® and Drexel Heritage®. Furniture Brands’ stock struggled in the quarters leading up to September 30, 2005, but reversed course as sentiment improved. During the period, Furniture Brands saw improving sales of its high-end Thomasville® brand, and the company used its strong cash flow to repurchase shares.

Rent-A-Center is the largest rent-to-own operator in the United States with a market share of approximately 38%. Its strong cash flow generation, share repurchase program and relatively low valuation made it an attractive investment. Rent-A-Center reported solid financial results during the period partly due to improving sales trends, which were helped by increased store traffic and promotional offers. Over the past year, the rent-to-own retailer began to benefit from its roll out of larger sized flat panel televisions, such as 42-inch plasma TVs, which grew in popularity among consumers.

Infrastructure software company BEA Systems advanced over 45% during the period, contributing positively to the Fund’s performance. The company benefited from strong sales of its AquaLogicTM platform and double-digit gains in license revenue. We trimmed our position as the stock entered our target selling range.

TOP 10 HOLDINGS

Company Name	3/31/06
The Student Loan Corporation	4.3%
Nuveen Investments, Inc.	3.5
Alleghany Corporation	3.1
Pioneer Natural Resources Company	3.1
Ryder System, Inc.	2.9
White Mountains Insurance Group, Ltd.	2.8
Zale Corporation	2.7
Avnet, Inc.	2.6
Rent-A-Center, Inc.	2.6
Liz Claiborne Inc.	2.5
Total	30.1%

As a percentage of total net assets. Top 10 Holdings are determined by issuer.

Ryder System tacked on an approximate 30% gain during the period. It operates three divisions: Fleet Management Solutions, Supply Chain Solutions and Dedicated Contract Carriage. Ryder has been in a turnaround phase and investments made by the company have weighed on cash flows. During the period, Ryder’s share price surged due in part to a pick up in truck leasing revenues and a strong improvement in margins.

Our outsized investment in energy names worked against us over the past six months, but much of our underperformance came from one name, Pioneer Natural Resources Company. The stock declined in early February after Pioneer reported a significant decline in production. The stock recovered some of its losses later in the period due to takeover speculation.

FIFTEEN

Within the financials sector, our underperformance could be partly attributed to our minimal investment in REITs and to weakness in check printing company Deluxe Corporation and tax preparation company H&R Block, Inc. In the Russell Midcap® Value Index, REITs gained over 17% during the period. We continued to believe that the REIT industry had a relatively poor risk/reward tradeoff and kept our investment to a minimum.

Deluxe continued to face pricing pressure and lower demand during the period. A lawsuit filed against H&R Block for fraudulent marketing created headline risk that caused the stock to decline sharply during the period. On the positive side, the company reported better than expected results for the tax season. We added to our position on weakness.

Elsewhere in the portfolio, weakness in computer printer manufacturer Lexmark International, Inc. and auto components manufacturer Lear Corporation hindered the Fund’s relative performance. Lexmark was impacted by acceleration in the competitive landscape of the printer industry. In response, management initiated price cuts to attempt to slow a decline in sales, announced job cuts and became focused on the profitability of the printers the company sells. We decreased our position in the stock and decided to re-evaluate our original thesis as the economics of the company may have changed materially. Lear was partly hurt by higher raw material costs, a weak production environment and the loss of a significant contract.

FUND CHANGES

Two of our larger purchases during the period were Pilgrim’s Pride Corporation and Con-way Inc. (formerly named CNF Inc.). Pilgrim’s Pride is the second-largest chicken producer in the U.S. and Mexico. Concerns about Avian flu outbreaks drove poultry exports down and caused chicken prices to decline to levels not seen in nearly twenty years. This put downward pressure on the shares of chicken producers, including Pilgrim’s Pride, creating an appealing investment opportunity. We were also attracted to the company’s leading market position, solid balance sheet and low P/E valuation.

Con-way is a global provider of transportation and supply chain management services. We believed that Con-way’s valuation understated its potential to improve earnings given the strength of its market position, pricing discipline and superior return on capital.

Our purchases were funded in part by the sales of Siebel Systems, Inc., CNA Financial Corporation, BMC Software, Inc., Jacobs Engineering Group Inc. and Darden Restaurants, Inc. Shares of eBusiness application provider Siebel Systems surged last September when the company accepted an acquisition offer from Oracle Corporation. We sold our shares prior to the completion of the transaction. We were concerned over BMC’s future revenue and use of cash flow. Nonetheless, we were able to sell our position at a profit. Jacobs Engineering Group, a diverse provider of technical services to industrial, government and commercial clients, was sold as its share price moved up to our target selling range due in part to a strong order backlog and higher revenues in most of its markets. The ongoing strength of Darden Restaurants’ Olive Garden® brand and the improved sales growth at its Red Lobster® brand helped push this casual dining company up to our target selling range.

SECTOR DIVERSIFICATION

Sector	9/30/05	3/31/06
Auto & Transportation	2.9%	3.9%
Consumer Discretionary	28.7	31.9
Consumer Staples	—	2.9
Financial Services	27.1	29.4
Materials & Processing	7.0	5.5
Other Energy	14.8	14.1
Producer Durables	3.6	2.4
Technology	7.9	6.0
Utilities	1.0	0.9
Other assets less liabilities	7.0	3.0
Total	100.0%	100.0%

As a percentage of total net assets.

SIXTEEN

ARTISAN OPPORTUNISTIC VALUE FUND (ARTLX)

On March 27, 2006, Artisan Funds introduced its eighth fund—Artisan Opportunistic Value Fund. This semiannual report has been designed to provide an overview of the Fund. We will review the investment process, the investment team and one of our initial holdings to illustrate our process. Because the Fund only had a few days of performance prior to March 31, 2006, we have not reviewed Fund performance here, but will provide a review of performance since the inception of the Fund in the September 2006 Annual Report.

INVESTMENT APPROACH
Artisan Opportunistic Value Fund pursues long-term capital growth by investing primarily in undervalued U.S. companies across a broad capitalization range. The Fund also has the flexibility to invest a portion of its assets in non-U.S. securities and to take larger positions in a portion of the portfolio. The Fund’s performance is typically benchmarked against the Russell 1000® and Russell 1000® Value indices over a full market cycle.

INVESTMENT TEAM
The co-managers of Artisan Opportunistic Value Fund are George Sertl, CFA, James Kieffer, CFA and Scott Satterwhite, CFA. Mr. Sertl, Mr. Kieffer and Mr. Satterwhite are also co-managers of Artisan Mid Cap Value Fund and Artisan Small Cap Value Fund.

INVESTMENT PROCESS HIGHLIGHTS

Artisan Opportunistic Value Fund uses a bottom-up investment process to construct a flexible portfolio of value-oriented companies that the team believes are undervalued, in solid financial condition and have attractive business economics.

Attractive valuation.  The team values a business using what it believes are reasonable expectations for the long-term earnings power and capitalization rates of that business. This results in a range of values for the company that the team believes would be reasonable. The team generally will purchase a security if the stock price falls below or toward the lower end of that range.

Sound financial condition.  The team favors companies with an acceptable level of debt and positive cash flow. At a minimum, the team tries to avoid companies that have so much debt that management may be unable to make decisions that would be in the best interests of the companies’ shareholders.

Attractive business economics.  The team favors cash-producing businesses that it believes are capable of earning acceptable returns on capital over the company’s business cycle. The team believes companies with these characteristics are less likely to experience eroding values over the long-term.

The team often finds investment opportunities in companies that have one or more of the following characteristics:

Turnarounds.  At times, the team invests in companies that have had poor results due to company-specific and/or industry-wide conditions that it believes will not continue indefinitely.

Companies in transition.  A company’s stock price may not always reflect positive change in the business, such as new management, new products or a cyclical uptrend in an industry. The team tries to identify investments for the Fund ahead of broad recognition of changes that may be expected to cause the stock’s price to rise.

Earnings shortfalls.  The team may invest in a company in a group or industry that is out of favor, or whose earnings have disappointed, causing its stock price to drop below the team’s estimate of the value of the business, creating the potential for patient investors to benefit when those earnings improve.

SEVENTEEN

TOP 10 HOLDINGS

Company Name	3/31/06
Apache Corporation	4.7%
Wal-Mart Stores, Inc.	4.7
The Student Loan Corporation(1)	3.9
Berkshire Hathaway Inc.	3.9
American International Group, Inc.	3.8
NIKE, Inc.	3.8
Citigroup Inc.(1)	3.8
Microsoft Corporation	3.8
Johnson & Johnson	3.7
Avnet, Inc.	2.8
Total	38.9%

As a percentage of total net assets. Top 10 Holdings are determined by issuer.

(1) Citibank, N.A., an indirect wholly-owned subsidiary of Citigroup Inc., is the primary shareholder of The Student Loan Corporation, with an ownership of 80% of The Student Loan Corporation’s outstanding common stock.

EXAMPLE HOLDING

NIKE, Inc. is a holding that we purchased at inception. NIKE creates athletic footwear, apparel, equipment, and accessories for sports and fitness enthusiasts. The company, through its subsidiaries, designs and sells a line of men’s and women’s dress and casual shoes and accessories. NIKE also markets licensed headwear, and designs, markets, and sells hockey equipment.

We purchased NIKE because we believed it was attractively valued, in sound financial condition, with attractive business economics. Our thoughts about each point are summarized below.

VALUATION

•	At our initial purchase, we thought that the historically undemanding, low teens P/E at which NIKE was trading understated the company’s normalized earnings power and cash flow generating ability.

FINANCIAL CONDITION

•	NIKE had a combination of net cash on the balance sheet of nearly $5 per share and strong free cash flow that the company could use to pay dividends, engage in share repurchases or pursue other value creating initiatives.

BUSINESS ECONOMICS

•	NIKE outsources its manufacturing needs, and thus has low capital requirements, and has a strong brand franchise. Those two traits have been among the reasons that NIKE has been able to generate a return on equity (a measure of corporate profitability) that has averaged 19% over the last 10 years.

FLEXIBLE PORTFOLIO CONSTRUCTION

Artisan Opportunistic Value Fund is structured to provide the investment team with broad flexibility to build a high value-added, bottom-up investment portfolio.

•	The team can invest in securities with market capitalizations greater than $1.5 billion at the time of purchase.
•	The team can invest up to 25% of the Fund’s assets in non-U.S. securities.
•	The Fund tries to maintain a cash position of no more than 15% of its net assets, although cash flows from shareholder investments and redemptions and purchases and sales of portfolio securities may cause the Fund’s cash position to be larger or smaller.
•	The Fund’s maximum position size is 5% of assets at the time of purchase in 75% of the portfolio, but in the remaining 25% of the portfolio the team can invest up to 10% of Fund assets at the time of purchase in a single position.

SECTOR DIVERSIFICATION

Sector	3/31/06
Consumer Discretionary	25.4%
Consumer Staples	2.3
Financial Services	27.2
Healthcare	6.5
Integrated Oils	2.3
Materials & Processing	2.8
Other	5.7
Other Energy	4.7
Technology	10.3
Utilities	1.8
Other assets less liabilities	11.0
Total	100.0%

As a percentage of total net assets.

EIGHTEEN

ARTISAN SMALL CAP FUND (ARTSX)

INVESTMENT PROCESS HIGHLIGHTS

Artisan Small Cap Fund uses a bottom-up investment process to construct a diversified portfolio of U.S. small-cap growth companies.

Competitive advantages. A sustainable competitive advantage is critical to producing above average growth and profitability. Identifying the source of a company’s competitive advantage lends confidence to the team’s assessment of intrinsic value.

Return on invested capital. The team believes that, over time, a company with improving returns on its invested capital will be rewarded with a higher valuation. The team determines how much capital investment is needed to achieve a company’s continued growth and analyzes management’s ability to use that capital in the most effective way to support that growth.

Intrinsic value. The team estimates a company’s intrinsic value—the value it thinks a buyer would pay to buy the entire company. The team bases its buy and sell targets for a company’s stock on its intrinsic value estimates.

The Fund primarily invests in companies with market capitalizations between $200 million and $1.5 billion that meet its standards for earnings growth and sustainable growth prospects.

PERFORMANCE HISTORY

GROWTH OF AN ASSUMED $10,000 INVESTMENT (3/28/95 to 3/31/06)

AVERAGE ANNUAL TOTAL RETURNS (as of 3/31/06)

Fund / Index	1-Year	3-Year	5-Year	10-Year	Since Inception
Artisan Small Cap Fund	26.39%	29.52%	12.05%	8.35%	10.94%
Russell 2000® Growth Index	27.84	28.14	8.59	5.51	7.59
Russell 2000® Index	25.85	29.53	12.59	10.15	11.76

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For current to most recent month-end performance information, visit www.artisanfunds.com or call 800.344.1770. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on distributions or sale of Fund shares. See page 86 for a description of each index.

NINETEEN

INVESTING ENVIRONMENT

The six months ended March 31, 2006 was a very good period for small-cap stocks, with the last three months accounting for the lion’s share of performance. There were a number of factors that contributed to the market’s optimism. Earnings growth remained robust, corporate spending continued to pick up, the price of natural gas fell rather significantly and inflation stayed relatively contained.

There were, however, factors that raised caution in the market. The Federal Reserve continued its series of interest rate hikes, which reached 15 in a row as of March 31, 2006. There was also concern because low quality, high valuation and low-priced stocks were among the leading performers in the indices late in the period.

In the Russell 2000® and Russell 2000® Growth indices, the technology, producer durables and materials sectors were among the leading performers as each group gained more than 20%. Most other sectors posted double-digit returns, although energy and utility stocks managed only single-digit gains.

PERFORMANCE DISCUSSION

The Fund gained 12.59% for the six-month period, which compared to the 15.23% and 16.20% returns for the Russell 2000® and Russell 2000® Growth indices, respectively. The financial, consumer discretionary and transportation sectors were areas of strength for the portfolio relative to the benchmarks. The Fund lagged in the technology, healthcare and producer durables sectors.

In the financial sector, three of our leading contributors were The First Marblehead Corporation, HealthExtras, Inc. and optionsXpress Holdings, Inc. The stock price of First Marblehead, a private student loan outsourcer, increased more than 70%. We invested in First Marblehead because we believed that its share price had experienced an unwarranted decline due to market concerns about management changes and the company’s ability to extend its contract with its largest partner. During the period, First Marblehead reported increases in total service revenue and loan volume and extended its contract with arguably its most important strategic partner. Pharmacy benefit manager HealthExtras won a large contract to provide services to 1.3 million BlueCross® BlueShield® members in Iowa and South Dakota. optionsXpress, a leading online brokerage firm specializing in options trading, reported increased trading activity, solid asset growth and good traction in new accounts. We sold our position as it reached our target price.

Children’s clothing retailer The Children’s Place Retail Stores, Inc., sporting goods store operator Hibbett Sporting Goods, Inc. and restaurant owner RARE Hospitality International, Inc. were among our strongest contributors in the consumer discretionary sector. Their stock prices increased roughly 62%, 48% and 35%, respectively. Children’s Place has worked on the repositioning of its merchandise, announced a meaningful improvement in operating margins and continued to take market share in the specialty retail channel. Hibbett reported double-digit growth in sales for its 2006 fiscal year. RARE Hospitality was supported by continued same-store sales improvement at its LongHorn SteakhousesSM and upscale Capital GrilleSM restaurants.

The leading performer among our transportation holdings was aftermarket car parts distributor Keystone Automotive Industries, Inc., the stock price of which gained more than 46%. We invested in Keystone because we believe it has a strong competitive position in a business that is not dependent on the cyclicality of the economy — its business

TOP 10 HOLDINGS

Company Name	3/31/06
Bright Horizons Family Solutions, Inc.	1.7%
Strayer Education, Inc.	1.7
Hornbeck Offshore Services, Inc.	1.7
DSP Group, Inc.	1.6
California Pizza Kitchen, Inc.	1.6
Interline Brands, Inc.	1.6
Tekelec	1.6
ESCO Technologies Inc.	1.6
Avocent Corporation	1.6
Waste Connections, Inc.	1.6
Total	16.3%

As a percentage of total net assets. Top 10 Holdings are determined by issuer.

TWENTY

is driven by accident frequency. In addition, the insurance industry’s adoption of generic and aftermarket parts created a solid long-term growth backdrop given the very low current utilization rate. During the period, Keystone benefited from solid sales and earnings and positive expectations for operating improvements. Low-fare airline AirTran Holdings, Inc., aftermarket aircraft parts provider Aviall, Inc. and third-party logistics provider Pacer International, Inc. also performed well. We sold AirTran as it had reached our target price.

Our technology holdings collectively turned in a nice gain for the period, but they fell short of the stellar advance of those in the benchmarks. Two of our most disappointing performers in the sector were network systems manufacturer Tekelec and Dendrite International, Inc., a leading supplier of sales force software and support services to the pharmaceutical industry. Tekelec generally reported good results, but the resignation of the CEO and financial reporting issues pressured the company’s shares. We sold our position in Dendrite because the combination of a restructuring and management change left the company unable to generate the type of earnings growth we like to see.

The main cause of our underperformance in the healthcare sector was pharmaceutical research firm SFBC International, Inc. Its shares came under pressure in November, as the company became the target of negative press reports alleging deficiencies in the U.S. drug-testing industry. We sold our shares, realizing a loss. Symmetry Medical Inc., a manufacturer of medical devices for the orthopedics industry, and PRA International, a contract research organization, also hurt results.

In the producer durables sector, luxury Florida homebuilder WCI Communities was a source of weakness, negatively impacted by an increase in inventory in its markets, causing order growth to slow. We sold our position because of a lack of earnings momentum.

FUND CHANGES

The number of securities we held fell from 84 as of 9/30/05 to 79 as of 3/31/06. The two primary reasons for our sales during the period were stocks reaching our price targets and takeovers or announced takeovers.

Stocks that reached our target prices, other than those already mentioned, included Unit Corporation, Gardner Denver, Inc., Coldwater Creek Inc., TODCO and SiRF Technology Holdings, Inc. Takeovers or announced takeovers resulted in the sales of IDX Systems Corporation (General Electric Company), Anteon International Corporation (General Dynamics Corporation), La Quinta Corporation (private investment firm), Serena Software Inc. (private equity firm), Hughes Supply, Inc. (The Home Depot, Inc.) and Main Street Banks, Inc. (BB&T Corporation). We also sold Axcelis Technologies, Inc. because we were concerned about management’s strategy and the company’s competitive position.

We put the capital from those sales to work in a broad mix of businesses. The consumer discretionary sector happened to increase the most as a percentage of portfolio equities, but our purchases were fairly diverse. We added Bright Horizons Family Solutions, Inc., the nation’s largest provider of early childhood education and family support services to the corporate market; Shuffle Master, Inc., a gaming supply company; Guitar Center, Inc., a retailer that sells guitars, amplifiers, percussion instruments, keyboards, live sound/DJ and recording equipment; United Natural Foods, Inc., a leading wholesale distributor of natural and organic food products; RC2 Corporation, toys and collectibles; and Jack in the Box Inc., fast-food restaurants.

SECTOR DIVERSIFICATION

Sector	9/30/05	3/31/06
Auto & Transportation	3.8%	3.9%
Consumer Discretionary	21.2	26.0
Financial Services	14.1	15.0
Healthcare	14.7	12.2
Materials & Processing	3.8	3.7
Other Energy	7.6	7.2
Producer Durables	8.7	4.7
Technology	22.4	23.0
Other assets less liabilities	3.7	4.3
Total	100.0%	100.0%

As a percentage of total net assets.

TWENTY-ONE

ARTISAN SMALL CAP VALUE FUND (ARTVX)

INVESTMENT PROCESS HIGHLIGHTS

Artisan Small Cap Value Fund uses a bottom-up investment process to construct a diversified portfolio of U.S. small-cap value companies that the investment team believes are undervalued, in sound financial condition and have attractive business economics.

Attractive valuation. The team values a business using what it believes are reasonable expectations for the long-term earnings power and capitalization rates of that business. This results in a range of values for the company that the team believes would be reasonable. The team generally will purchase a security if the stock price falls below or toward the lower end of that range.

Sound financial condition. The team favors companies with an acceptable level of debt and positive cash flow. At a minimum, the team tries to avoid companies that have so much debt that management may be unable to make decisions that would be in the best interests of the companies’ shareholders.

Attractive business economics. The team favors cash-producing businesses that it believes are capable of earning acceptable returns on capital over the company’s business cycle. The team believes companies with these characteristics are less likely to experience eroding values over the long-term.

The Fund primarily invests in U.S. securities with market capitalizations below $1.5 billion at the time of purchase.

PERFORMANCE HISTORY

GROWTH OF AN ASSUMED $10,000 INVESTMENT (9/29/97 to 3/31/06)

AVERAGE ANNUAL TOTAL RETURNS (as of 3/31/06)

Fund / Index	1-Year	3-Year	5-Year	Since Inception
Artisan Small Cap Value Fund	19.11%	29.24%	17.49%	14.18%
Russell 2000® Value Index	23.77	30.75	16.24	11.27
Russell 2000® Index	25.85	29.53	12.59	7.74

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For current to most recent month-end performance information, visit www.artisanfunds.com or call 800.344.1770. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on distributions or sale of Fund shares. See page 86 for a description of each index.

TWENTY-TWO

INVESTING ENVIRONMENT

The six-month period ended March 31, 2006, was a very strong period for small cap stocks as the Russell 2000® Value and Russell 2000® indices increased 14.26% and 15.23%, respectively. Most sectors in the Russell 2000® Value Index posted double-digit returns—materials and technology were two of the leaders. The only two sectors that posted declines during the period were consumer staples and energy.

PERFORMANCE DISCUSSION

The Fund posted a solid return of 9.89% during the semiannual period. Relative to the Russell 2000® Value Index, the Fund was generally supported by the returns of our consumer discretionary and producer durable stocks during the period. Conversely, selection in the technology and financial sectors dragged down returns. Our outsized investment in energy stocks relative to the Index also hindered the Fund’s performance.

Our list of leading contributors for the period included Ethan Allen Interiors Inc., Payless ShoeSource, Inc., Brown Shoe Company, Inc., General Cable Corporation, Belden CDT Inc., Altiris, Inc. and Keane, Inc.

Furniture manufacturer Ethan Allen Interiors tacked on nice gains during the semiannual reporting period due in part to an improvement in sentiment and impressive cash flows that allowed the company to repurchase shares.

Footwear retailers Payless ShoeSource and Brown Shoe Co. contributed meaningfully to our return. Their stock prices advanced about 32% and 59%, respectively. We initially purchased shares in Payless in June 2003 and for more than a year we endured sales disappointments, store closings and management changes. However, we remained patient and, ultimately, the company was able to gain its footing. Brown Shoe reported a sizeable increase in revenues driven primarily by good same store sales at Famous Footwear and a big jump in wholesale revenues due to the acquisition of Bennett Footwear Group. We sold our positions in Payless and Brown Shoe as their stock prices moved into our target selling range.

General Cable and Belden CDT, though not direct competitors in all of their business lines, both operate in the cable and wire industry. Rising raw material costs recently put pressure on the earnings power of each company. However, both companies saw capacity utilization rise and increased prices leading to a rise in profits. We cut our position in General Cable by over half as the stock reached our target selling range.

TOP 10 HOLDINGS

Company Name	3/31/06
Stewart Information Services Corporation	3.2%
Hilb Rogal and Hobbs Company	3.2
Zale Corporation	2.8
Watson Wyatt Worldwide, Inc.	2.8
St. Mary Land & Exploration Company	2.5
Furniture Brands International, Inc.	2.5
Cimarex Energy Co.	2.3
Plains Exploration & Production Company	2.1
Kellwood Company	2.1
Ethan Allen Interiors Inc.	2.0
Total	25.5%

As a percentage of total net assets. Top 10 Holdings are determined by issuer.

Our technology-related holdings did not keep pace with the benchmark, though several of our investments contributed positively to our performance. Two examples were Altiris and Keane, the stock prices of which were up nearly 44% and 38%, respectively. Altiris is a leading provider of software and services that enable organizations to manage information technology assets. The company’s primary focus lies in the desktop personal computer market, though it also provides software for handhelds, laptops and servers. Altiris has expanded its product offerings, improved the utility of its existing products and benefited from its strategic relationship with Dell Inc.

Keane, a leading provider of information technology and business consulting services, reported higher than expected revenue, and gross margins reached their highest level in nearly three years. These results came as the company continued to work on its initiatives to move from a decentralized branch model to a vertical model.

In the financial sector, we experienced weakness from title insurer Stewart Information Services Corporation, which struggled during the period mostly due to a rise in interest rates. We purchased additional shares on that weakness.

TWENTY-THREE

Our outsized investment in energy names worked against us this period, but weakness among some of our energy holdings also contributed to underperformance. Two examples were Stone Energy Corporation and Plains Exploration & Production Company. Higher than expected costs negatively impacted Stone Energy and the company offered production guidance that disappointed investors. Plains Exploration reported a decline in reserves. We liked the company for its low-risk drilling opportunities, production growth potential, long-lived reserve base, substantial cash flows and solid balance sheet. We purchased additional shares in Stone Energy, and slightly pared our position in Plains Exploration, though it remained a top ten holding as of March 31, 2006.

Other holdings that hurt performance relative to the Russell 2000® Value Index this period were Movie Gallery, Inc. and ProQuest Company. Movie Gallery struggled with weak sales trends, although the movie release schedule improved during the period. Complicating the investment was the higher risk involved due to the debt incurred to complete the acquisition of Hollywood Entertainment. We continue to believe the company’s liquidity was adequate, but we remain wary of its overall situation. ProQuest, which publishes content for libraries, schools and academic institutions worldwide, fell during the period mostly due to accounting issues.

SECTOR DIVERSIFICATION

Sector	9/30/05	3/31/06
Auto & Transportation	4.1%	2.7%
Consumer Discretionary	31.0	31.2
Consumer Staples	—	1.5
Financial Services	14.4	13.1
Healthcare	2.4	3.0
Materials & Processing	9.3	11.9
Other Energy	16.5	13.0
Producer Durables	3.3	3.2
Technology	11.2	10.8
Utilities	1.9	2.4
Other assets less liabilities	5.9	7.2
Total	100.0%	100.0%

As a percentage of total net assets.

FUND CHANGES

Some of our purchases during the period included Sanderson Farms, Inc., Valassis Communications, Inc., USA Mobility, Inc. and Lone Star Technologies, Inc., among others. Sanderson Farms is one of the largest chicken companies in the United States. Concerns about Avian flu outbreaks drove poultry exports down and caused chicken prices to decline to levels not seen in nearly twenty years. This put downward pressure on the shares of chicken producers, including Sanderson Farms, creating an appealing investment opportunity.

Valassis Communications is a direct marketing firm whose expertise in media has allowed it to transform from a simple free-standing insert company to a full-service marketing services firm. The company’s long-term customer relationships with many of the nation’s largest advertisers have allowed Valassis to generate strong cash flow and a good return on capital.

USA Mobility, a leading provider of paging products and other wireless messaging and information services in the United States, was formed by the 2004 merger of Arch Wireless, Inc. and Metrocall Holdings, Inc. We believed there were significant synergies to be realized from the merger along with reduced capital needs for the future.

Lone Star Technologies manufactures tubular products used in oil drilling. At the time of purchase, we believed strong levels of drilling activity would keep demand for the company’s products high and allow Lone Star to remain aggressive with its pricing strategy.

In addition to the sales of Payless ShoeSource and Brown Shoe Co., we sold fuel and lubricant additives producer NewMarket Corporation, title insurer LandAmerica Financial Group, Inc. and oil and gas exploration and production companies Spinnaker Exploration Company and Remington Oil and Gas Corporation as they reached our target selling ranges.

TWENTY-FOUR

ARTISAN INTERNATIONAL FUND

Schedule of Investments – March 31, 2006 (Unaudited)

	Shares Held	Value

COMMON AND PREFERRED STOCKS - 98.8%

AUSTRIA - 0.7%
Wiener Staedtische Allgemeine Versicherung AG	1,390,982	$85,968,700

BELGIUM - 1.1%
InBev NV	2,970,251	139,300,537

BRAZIL - 0.4%
Vivo Participacoes S.A., Preferred (ADR)(1)	13,530,268	57,909,547

CANADA - 2.0%
EnCana Corporation	4,431,500	206,804,598
Research In Motion Limited(1)	712,231	60,454,167
Tim Hortons, Inc.(1)	116,500	3,093,075

		270,351,840
CHINA - 2.4%
China Merchants Holdings International Company Limited	14,467,600	41,766,719
China Mobile (Hong Kong) Limited	54,090,300	284,074,895

		325,841,614
DENMARK - 0.2%
Vestas Wind Systems A/S(1)	911,850	22,730,354

FINLAND - 0.9%
Fortum Oyj	4,551,330	114,833,268

FRANCE - 7.3%
Accor S.A.	872,454	50,294,948
Alcatel S.A.(1)	852,400	13,191,161
Alstom(1)	156,781	13,147,652
Axa	4,082,265	143,267,745
Carrefour S.A.	3,790,879	201,675,489
Electricite de France(1)	408,486	23,167,102
LVMH Moet Hennessy Louis Vuitton S.A.	1,451,622	142,315,020
PagesJaunes S.A.	3,837,345	107,793,594
PPR S.A.	1,162,260	140,355,446
Safran S.A.	2,716,540	68,869,425
Sanofi-Aventis	699,920	66,583,518

		970,661,100

	Shares Held	Value

GERMANY - 12.2%
Allianz AG	1,433,392	$239,331,483
Bayerische Motoren Werke (BMW) AG	1,964,082	108,178,805
Commerzbank AG	4,413,513	175,859,119
Deutsche Lufthansa AG	3,023,380	54,115,529
Deutsche Post AG	5,677,646	142,356,557
Deutsche Telekom AG	1,588,563	26,797,381
E.ON AG	1,786,883	196,642,989
Heidelberger Druckmaschinen AG	1,142,186	50,383,333
ProSiebenSat.1 Media AG, Preferred	3,949,297	102,897,999
RWE AG	2,401,340	209,000,695
SAP AG	692,479	150,221,666
Siemens AG	1,847,512	172,485,351

		1,628,270,907
HONG KONG - 1.8%
Esprit Holdings Limited	2,453,700	19,100,479
MTR Corporation Limited	32,839,100	74,065,362
NWS Holdings Limited	3,540,200	6,570,163
Sun Hung Kai Properties Limited	14,394,400	146,093,193

		245,829,197
ITALY - 4.8%
Capitalia S.p.A.	222,000	1,845,550
Eni S.p.A.	4,529,887	128,894,426
Saipem S.p.A.	12,807,332	296,287,460
UniCredito Italiano S.p.A.	29,943,041	216,448,723

		643,476,159
JAPAN - 24.2%
Aiful Corporation	921,900	61,016,151
Bridgestone Corp.	4,786,000	99,826,933
Chugai Pharmaceutical Co., Ltd.	7,401,500	134,258,305
Credit Saison Co., Ltd.	8,626,000	477,105,013
Japan Tobacco, Inc.	37,230	130,953,441
Jupiter Telecommunications Co., Ltd.(1)	193,111	136,506,671
Keyence Corp.	424,765	110,431,682
Millea Holdings, Inc.	6,772	134,059,133
Mitsubishi Estate Co., Ltd.	5,299,000	125,609,261
Mitsubishi UFJ Financial Group, Inc.	12,875	196,898,896
Mitsui & Co., Ltd.	6,778,400	98,019,004
Mitsui Fudosan Co., Ltd.	4,692,800	107,850,671
Mizuho Financial Group, Inc.	41,219	337,246,364
NTT Data Corp.	16,761	80,600,901
ORIX Corp.	1,171,050	364,647,260
Sega Sammy Holdings, Inc.	8,442,900	342,880,731
SMC Corp.	739,900	115,291,130
Sumitomo Mitsui Financial Group, Inc.	2,405	26,563,297
Taisei Corporation	29,840,800	142,992,449

		3,222,757,293

TWENTY-FIVE

	Shares Held	Value

LUXEMBOURG - 0.5%
RTL Group	772,286	$67,899,137

MEXICO - 2.8%
Grupo Televisa S.A. (ADR)	11,192,100	222,722,790
Wal-Mart de Mexico S.A. de C.V., Series V(1)	54,915,600	145,341,446

		368,064,236
NETHERLANDS - 6.2%
ASML Holding N.V.(1)	10,891,359	222,397,886
ASML Holding N.V., NY Shares(1)	1,727,200	35,183,064
Fortis	9,971,201	355,741,025
ING Groep N.V.	4,751,479	187,713,319
Koninklijke Ahold N.V.(1)	3,886,432	30,566,411

		831,601,705
NORWAY - 1.9%
SeaDrill, Ltd.(1)	7,468,800	102,568,359
Stolt Offshore S.A.(1)(2)	9,731,700	152,948,776

		255,517,135
PORTUGAL - 0.8%
Banco Comercial Portugues, S.A.	32,161,634	102,504,405

RUSSIA - 3.4%
AFK Sistema (GDR)(3)	1,387,877	33,864,199
LUKOIL (ADR)	4,246,212	354,134,081
RAO Unified Energy System (GDR)	1,013,111	69,195,481

		457,193,761
SINGAPORE - 2.6%
Keppel Corporation Limited	17,634,500	150,605,626
Singapore Airlines Limited	22,558,900	195,454,157

		346,059,783
SOUTH KOREA - 4.7%
Hana Financial Group Inc.	2,893,124	136,973,759
Kookmin Bank	3,539,065	305,606,786
Shinhan Financial Group Co., Ltd.	4,206,700	188,340,315

		630,920,860
SPAIN - 1.2%
Industria de Diseno Textil, S.A.	2,733,417	105,502,804
Promotora de Informaciones, S.A.	2,763,982	51,080,334

		156,583,138
SWITZERLAND - 10.9%
Adecco S.A.	2,277,595	127,275,569
Nestle S.A.	933,705	277,178,564
Nobel Biocare Holding AG	150,022	33,401,515
Novartis AG	2,558,895	142,308,049
Roche Holding AG	1,408,119	209,654,354
Swiss Re	2,731,592	190,885,614
Synthes, Inc.	31,784	3,486,451
UBS AG	4,247,942	466,617,033

		1,450,807,149

	Shares Held	Value

UNITED KINGDOM - 5.8%
Barclays PLC	8,169,644	$95,596,132
Cadbury Schweppes PLC	11,149,819	110,806,040
Carnival PLC	2,025,544	99,592,745
Centrica PLC	10,649,823	52,085,924
Kingfisher PLC	54,631,180	227,324,208
Smith & Nephew PLC	2,545,850	22,602,335
William Morrison Supermarkets PLC	39,051,158	128,910,147
WPP Group PLC	2,884,771	34,607,850

		771,525,381

Total common and preferred stocks (Cost $9,364,285,717)		13,166,607,206

	Par Amount
SHORT-TERM INVESTMENTS (CASH EQUIVALENTS) - 1.3%
Repurchase agreement with State Street Bank and Trust Company, 4.50%, dated 3/31/06, due 4/3/06, maturity value $170,906,066, collateralized by $101,510,500 market value Federal Home Loan Mortgage Corporation Note, 5.50%, due 11/16/15, and $72,750,000 market value Federal Home Loan Mortgage Corporation Note, 4.75%, due 1/19/16 (Cost $170,842,000)	$170,842,000	170,842,000

Total investments - 100.1% (Cost $9,535,127,717)		13,337,449,206

Other assets less liabilities - (0.1%)		(10,070,598)

Total net assets - 100.0%(4)		$13,327,378,608

(1)	Non-income producing security.
(2)	Affiliated company as defined by the Investment Company Act of 1940. See Note (6) in Notes to Financial Statements.
(3)	Valued at a fair value in accordance with procedures established by the Board of Directors of Artisan Funds. In total, securities valued at a fair value were $33,864,199 or 0.3% of total net assets.
(4)	Percentages for the various classifications relate to total net assets.

(ADR) American Depository Receipt

(GDR) Global Depository Receipt

TWENTY-SIX

PORTFOLIO DIVERSIFICATION - MARCH 31, 2006 (Unaudited)
	Value	Percentage
Consumer Discretionary	$2,061,973,569	15.5%
Consumer Staples	1,164,732,075	8.7
Energy	1,241,637,700	9.3
Financials	4,869,788,947	36.5
Healthcare	612,294,527	4.6
Industrials	1,476,128,380	11.1
Information Technology	672,480,527	5.1
Telecommunication Services	402,646,022	3.0
Utilities	664,925,459	5.0

Total common and preferred stocks	13,166,607,206	98.8
Short-term investments	170,842,000	1.3

Total investments	13,337,449,206	100.1
Other assets less liabilities	(10,070,598)	(0.1)

Total net assets	$13,327,378,608	100.0%

CURRENCY EXPOSURE - MARCH 31, 2006 (Unaudited)
	Value	Percentage of Total Investments
British pound	$771,525,381	5.8%
Canadian dollar	206,804,598	1.5
Danish krone	22,730,354	0.2
Euro	4,705,915,992	35.3
Hong Kong dollar	571,670,811	4.3
Japanese yen	3,222,757,293	24.2
Mexican peso	145,341,446	1.1
Norwegian krone	255,517,135	1.9
Singapore dollar	346,059,783	2.6
South Korean won	630,920,860	4.7
Swiss franc	1,450,807,149	10.9
US dollar	1,007,398,404	7.5

Total investments	$13,337,449,206	100.0%

The accompanying notes are an integral part of the financial statements.

TWENTY-SEVEN

ARTISAN INTERNATIONAL SMALL CAP FUND

Schedule of Investments – March 31, 2006 (Unaudited)

	Shares Held	Value

COMMON AND PREFERRED STOCKS - 98.6%

ARGENTINA - 0.4%
BBVA Banco Frances S.A. (ADR)(1)	500,900	$3,957,110

AUSTRIA - 2.5%
Flughafen Wien AG	127,899	10,017,284
Wienerberger AG	284,122	14,288,993

		24,306,277
BRAZIL - 1.9%
Cyrela Brazil Realty S.A. Empreendimentos e Participacoes	545,600	9,721,967
Universo Online S.A., Preferred(1)	449,000	3,112,292
Vivo Participacoes S.A., Preferred (ADR)(1)	1,292,543	5,532,084

		18,366,343
CANADA - 1.6%
Aur Resources Inc.	1,244,100	15,798,264

CHINA - 4.0%
Beijing Capital International Airport Company Limited, Series H	23,790,600	13,644,300
China Oilfield Services Limited, Series H	14,189,100	7,177,618
China Paradise Electronics Retail Limited(1)	4,290,000	2,101,003
Parkson Retail Group Limited(1)	449,800	1,362,301
Shanghai Electric Group Company Limited, Series H(1)	35,254,300	14,880,217

		39,165,439
EGYPT - 2.0%
Commercial International Bank (GDR)	1,613,849	19,737,373

FINLAND - 1.9%
Metso Oyj	479,300	18,499,736

FRANCE - 5.5%
Financiere Marc de Lacharriere S.A.	103,977	9,557,439
Geodis S.A.	106,244	17,445,860
Kaufman & Broad S.A.	135,873	15,905,926
SCOR	4,367,856	11,115,686

		54,024,911
GERMANY - 2.5%
DAB Bank AG	465,953	4,856,118
Grenkeleasing AG	125,064	8,447,884
Heidelberger Druckmaschinen AG	17,933	791,048

	Shares Held	Value

GERMANY (CONTINUED)
Patrizia Immobilien AG(1)	76,700	$2,170,356
Vossloh AG	170,500	8,706,981

		24,972,387
HONG KONG - 6.7%
Emperor Entertainment Hotel Limited	38,876,200	16,158,438
Hengan International Group Company Limited	6,183,900	9,802,874
Hong Kong Exchanges & Clearing Limited	2,326,000	14,014,486
Midland Holdings Limited	13,049,100	7,315,696
Panva Gas Holdings Limited(1)	33,871,800	16,151,983
Tian An China Investments Company Limited(1)	4,446,400	3,037,178

		66,480,655
INDIA - 0.6%
Indiabulls Financial Services Ltd.	1,069,299	6,175,502

ITALY - 4.9%
Azimut Holding S.p.A.	834,618	10,437,972
Pirelli & C. Real Estate S.p.A.	188,909	12,854,379
Socotherm S.p.A.	989,495	14,389,428
Toro Assicurazioni S.p.A.	514,520	11,005,142

		48,686,921
JAPAN - 16.8%
Creed Corporation	5,930	27,004,928
FJ Next Company, Ltd.	623,200	9,477,723
Japan Petroleum Exploration Company, Ltd.	375,300	23,436,321
Japan Wind Development Company, Ltd.	1,974	3,706,491
Komeri Company, Ltd.	375,900	14,052,337
NTT Urban Development Corporation	2,172	18,822,770
Ozeki Company, Ltd.	466,200	14,061,258
Pasona Inc.	4,166	9,804,435
Raito Kogyo Company, Ltd.	2,059,400	9,063,460
Sammy NetWorks Company, Ltd.	966	8,199,099
SFGC Company, Ltd.	53,317	12,063,141
Shizuoka Gas Company, Ltd.	139,000	958,947
Sho-Bond Corporation	914,800	9,132,455
Tokyu Community Corporation	204,700	6,017,519

		165,800,884
MEXICO - 2.4%
Axtel, S.A. de C.V. (ADR)(1)(2)	315,529	5,348,217
Empresas ICA S.A. de C.V.(1)	6,105,750	18,684,630

		24,032,847

TWENTY-EIGHT

	Shares Held	Value

NETHERLANDS - 5.5%
Buhrmann NV	2,026,269	$35,850,782
SBM Offshore NV	103,372	10,366,200
VastNed Retail NV	106,178	8,518,070

		54,735,052
NORWAY - 6.6%
Fast Search & Transfer ASA(1)	2,015,300	7,534,004
Petroleum Geo-Services ASA(1)	593,150	27,650,044
SeaDrill, Ltd.(1)	972,530	13,355,667
Songa Offshore ASA(1)	373,000	3,272,629
Stolt Offshore S.A.(1)(3)	872,900	13,718,979

		65,531,323
OMAN - 0.4%
Bank Muscat SAOG (GDR)(2)	391,179	3,813,995

PANAMA - 2.2%
Banco Latinoamericano de Exportaciones, S.A., E Shares	1,305,414	22,205,092

PORTUGAL - 0.6%
CIMPOR-Cimentos de Portugal, S.G.P.S., S.A.	931,019	6,216,684

RUSSIA - 0.9%
Uralsvyazinform (ADR)(2)	1,016,900	8,460,608

SINGAPORE - 2.4%
Fraser & Neave Limited	1,928,320	23,628,886

SOUTH AFRICA - 1.4%
Massmart Holdings Limited	1,446,005	13,696,650

SOUTH KOREA - 4.4%
FINETEC Corporation(3)	971,391	10,997,634
Kangwon Land, Inc.	809,256	15,991,885
Korea Investment Holdings Company Limited(1)	345,870	12,388,098
LG Telecom Limited(1)	542,884	4,570,596

		43,948,213
SWEDEN - 5.0%
D. Carnegie & Company AB	338,400	7,125,583
Elekta AB, B Shares	1,484,472	24,491,834
Gant Company AB(1)	36,100	906,150
JM AB	257,900	16,390,897

		48,914,464
SWITZERLAND - 8.6%
Bank Sarasin & Cie AG, B Shares	7,184	19,287,385
Bobst Group AG	125,115	5,336,090
Schindler Holding AG, Participation Certificates	339,070	18,076,451

	Shares Held	Value

SWITZERLAND (CONTINUED)
Straumann AG	43,483	$9,906,379
Sulzer AG	39,908	27,229,829
Ypsomed Holding AG	32,002	5,356,374

		85,192,508
THAILAND - 0.5%
Bangkok Bank Public Company Limited	1,777,300	5,303,326

UNITED KINGDOM - 6.4%
IMI PLC	968,048	9,519,473
Investec PLC	269,027	13,746,448
NETeller PLC(1)	662,652	8,433,206
Queen’s Walk Investment Ltd.(1)	541,400	8,135,582
Sibir Energy PLC(1)	2,829,429	23,337,985

		63,172,694

Total common and preferred stocks (Cost $655,033,340)		974,824,144
	Par Amount
SHORT-TERM INVESTMENTS (CASH EQUIVALENTS) - 0.3%
Repurchase agreement with State Street Bank and Trust Company, 4.50%, dated 3/31/06, due 4/3/06, maturity value $3,460,297, collateralized by $2,696,967 market value Federal National Mortgage Association Note, 5.80%, due 2/9/26, and $835,800 market value Federal National Mortgage Association Note, 6.19%, due 12/19/25 (Cost $3,459,000)	$3,459,000	3,459,000

Total investments - 98.9% (Cost $658,492,340)		978,283,144

Other assets less liabilities - 1.1%		10,871,467

Total net assets - 100.0%(4)		$989,154,611

(1)	Non-income producing security.
(2)	Valued at a fair value in accordance with procedures established by the Board of Directors of Artisan Funds. In total, securities valued at a fair value were $17,622,820 or 1.8% of total net assets.
(3)	Affiliated company as defined by the Investment Company Act of 1940. See Note (6) in Notes to Financial Statements.
(4)	Percentages for the various classifications relate to total net assets.

(ADR) American Depository Receipt

(GDR) Global Depository Receipt

TWENTY-NINE

PORTFOLIO DIVERSIFICATION - MARCH 31, 2006 (Unaudited)
	Value	Percentage
Consumer Discretionary	$84,865,672	8 .6%
Consumer Staples	37,560,782	3 .8
Energy	136,704,871	13 .8
Financials	305,192,980	30 .9
Healthcare	39,754,587	4 .0
Industrials	274,158,349	27 .7
Information Technology	18,845,395	1 .9
Materials	33,012,582	3 .4
Telecommunication Services	23,911,505	2 .4
Utilities	20,817,421	2 .1

Total common and preferred stocks	974,824,144	98 .6
Short-term investments	3,459,000	0 .3

Total investments	978,283,144	98 .9
Other assets less liabilities	10,871,467	1 .1

Total net assets	$989,154,611	100.0%

CURRENCY EXPOSURE - MARCH 31, 2006 (Unaudited)
	Value	Percentage of Total Investments
Brazilian real	$12,834,259	1.3%
British pound	55,037,112	5.6
Canadian dollar	15,798,264	1.6
Euro	239,577,550	24.5
Hong Kong dollar	105,646,094	10.8
Indian rupee	6,175,502	0.6
Japanese yen	165,800,884	17.0
Mexican peso	18,684,630	1.9
Norwegian krone	65,531,323	6.7
Singapore dollar	23,628,886	2.4
South African rand	13,696,650	1.4
South Korean won	43,948,213	4.5
Swedish krona	48,914,464	5.0
Swiss franc	85,192,508	8.7
Thai baht	5,303,326	0.6
US dollar	72,513,479	7.4

Total investments	$978,283,144	100.0%

The accompanying notes are an integral part of the financial statements.

THIRTY

ARTISAN INTERNATIONAL VALUE FUND

Schedule of Investments – March 31, 2006 (Unaudited)

	Shares Held	Value

COMMON STOCKS - 91.6%

BRAZIL - 1.0%
Tim Participacoes S.A.	2,066,210,100	$8,154,082

CANADA - 1.2%
CanWest Global Communications Corporation(1)	1,127,000	9,524,759

FRANCE - 6.6%
Euronext N.V.	210,843	17,387,454
Renault S.A.	154,491	16,428,541
Vivendi Universal S.A.	632,597	21,725,794

		55,541,789

GERMANY - 8.3%
Bayerische Motoren Werke (BMW) AG	213,402	11,753,875
Heidelberger Druckmaschinen AG	470,865	20,770,477
Pfeiffer Vacuum Technology AG(2)	547,106	36,598,158

		69,122,510

HONG KONG - 2.4%
Guoco Group, Ltd.	1,568,600	20,115,051

ITALY - 1.8%
Cementir S.p.A.	2,097,627	15,124,949

JAPAN - 10.6%
Central Japan Railway Company	1,052	10,368,054
Meitec Corporation	878,800	28,895,123
Sekisui House, Ltd.	1,461,700	21,807,521
Uni-Charm Corporation	570,000	27,991,504

		89,062,202
MEXICO - 3.5%
Gruma S.A., Class B	3,966,900	11,556,113
Grupo Modelo, S.A. de C.V., Series C	4,098,400	15,065,224
Kimberly-Clark de Mexico, S.A. de C.V., Class A	868,600	2,970,166

		29,591,503

NETHERLANDS - 2.7%
Wolters Kluwer N.V.	904,763	22,564,664

	Shares Held	Value

NORWAY - 0.8%
Tandberg ASA	764,300	$6,909,908

SINGAPORE - 0.5%
People’s Food Holdings Limited	5,454,900	4,354,873

SOUTH KOREA - 2.1%
Lotte Chilsung Beverage Co., Ltd.	7,779	8,646,892
Lotte Confectionary Co., Ltd.	7,215	9,081,870

		17,728,762

SWITZERLAND - 9.1%
Clariant AG	1,546,536	23,963,508
Givaudan S.A.	42,625	32,762,053
Pargesa Holding S.A.	137,808	13,287,666
Tamedia AG	58,403	5,823,948

		75,837,175

UNITED KINGDOM - 31.7%
Benfield Group PLC	3,750,729	24,567,254
Brit Insurance Holdings PLC	9,569,446	16,168,733
Carpetright PLC	811,130	16,417,838
Countrywide PLC	4,240,986	36,896,688
Diageo PLC	2,580,186	40,636,698
GUS PLC	864,608	15,847,884
MFI Furniture Group PLC	13,673,279	25,478,248
Signet Group PLC	11,752,052	22,357,715
SurfControl PLC(1)	827,344	7,992,093
Unilever PLC (ADR)	475,720	19,537,820
Vitec Group PLC	951,450	8,219,783
Vodafone Group PLC (ADR)	1,503,950	31,432,555

		265,553,309

UNITED STATES - 9.3%
Amdocs Limited(1)	388,200	13,998,492
Arch Capital Group Ltd.(1)	303,910	17,547,763
Tyco International Ltd.	1,022,000	27,471,360
Willis Group Holdings Limited	536,400	18,377,064

		77,394,679

Total common stocks (Cost $621,542,487)		766,580,215

THIRTY-ONE

	Par Amount	Value

SHORT-TERM INVESTMENTS (CASH EQUIVALENTS) - 7.9%
Repurchase agreement with State Street Bank and Trust Company, 4.50%, dated 3/31/06, due 4/3/06, maturity value $66,514,934, collateralized by $67,822,567 market value Federal Home Loan Mortgage Corporation Note, 5.45%, due 1/22/16 (Cost $66,490,000)	$66,490,000	$66,490,000

Total investments - 99.5% (Cost $688,032,487)		833,070,215

Other assets less liabilities - 0.5%		4,193,158

Total net assets - 100.0%(3)		$837,263,373

(1)	Non-income producing security.
(2)	Affiliated company as defined by the Investment Company Act of 1940. See Note (6) in Notes to Financial Statements.
(3)Percentages	for the various classifications relate to total net assets.

(ADR) American Depository Receipt

PORTFOLIO DIVERSIFICATION - MARCH 31, 2006 (Unaudited)
	Value	Percentage
Consumer Discretionary	$197,950,570	23 .7%
Consumer Staples	139,841,160	16 .7
Financials	164,347,673	19 .6
Industrials	124,103,172	14 .8
Information Technology	28,900,493	3 .5
Materials	71,850,510	8 .6
Telecommunication Services	39,586,637	4 .7

Total common stocks	766,580,215	91 .6
Short-term investments	66,490,000	7 .9

Total investments	833,070,215	99 .5
Other assets less liabilities	4,193,158	0 .5

Total net assets	$837,263,373	100.0%

CURRENCY EXPOSURE - MARCH 31, 2006 (Unaudited)
	Value	Percentage of Total Investments
Brazilian real	$8,154,082	1 .0%
British pound	214,582,934	25 .8
Canadian dollar	9,524,759	1 .1
Euro	162,353,912	19 .5
Hong Kong dollar	20,115,051	2 .4
Japanese yen	89,062,202	10 .7
Mexican peso	29,591,503	3 .6
Norwegian krone	6,909,908	0 .8
Singapore dollar	4,354,873	0 .5
South Korean won	17,728,762	2 .1
Swiss franc	75,837,175	9 .1
US dollar	194,855,054	23 .4

Total investments	$833,070,215	100.0%

The accompanying notes are an integral part of the financial statements.

THIRTY-TWO

ARTISAN MID CAP FUND

Schedule of Investments – March 31, 2006 (Unaudited)

	Shares Held	Value

COMMON STOCKS - 98.1%

AUTO & TRANSPORTATION - 2.4%
Air Transport - 1.4%
Expeditors International of Washington, Inc.	974,500	$84,187,055

Auto Parts: Original Equipment - 0.5%
BorgWarner Inc.	543,000	32,601,720

Railroad Equipment - 0.5%
Westinghouse Air Brake Technologies Corporation	982,400	32,026,240

CONSUMER DISCRETIONARY - 19.2%
Advertising Agencies - 0.9%
aQuantive, Inc.(1)	777,700	18,307,058
Clear Channel Outdoor Holdings, Inc.(1)	1,633,500	38,305,575

		56,612,633
Consumer Electronics - 4.1%
Electronic Arts Inc.(1)	2,035,700	111,393,504
VeriSign, Inc.(1)	2,690,100	64,535,499
Yahoo! Inc.(1)	2,356,000	76,004,560

		251,933,563
Radio & TV Broadcasters - 0.3%
XM Satellite Radio Holdings Inc., Class A(1)	691,900	15,408,613

Restaurants - 1.4%
P.F. Chang’s China Bistro, Inc.(1)	800,400	39,451,716
YUM! Brands, Inc.	920,600	44,980,516

		84,432,232
Retail - 4.6%
Chico’s FAS, Inc.(1)	1,889,468	76,787,979
Dick’s Sporting Goods, Inc.(1)	340,000	13,487,800
Kohl’s Corporation(1)	1,653,200	87,636,132
Office Depot, Inc.(1)	1,239,500	46,158,980
The TJX Companies, Inc.	1,812,700	44,991,214
Urban Outfitters, Inc.(1)	642,200	15,759,588

		284,821,693

	Shares Held	Value

CONSUMER DISCRETIONARY (CONTINUED)
Services: Commercial - 6.4%
ChoicePoint Inc.(1)	337,700	$15,112,075
Getty Images, Inc.(1)	1,253,600	93,869,568
Hewitt Associates, Inc., Class A(1)	2,275,000	67,658,500
Iron Mountain Incorporated(1)	1,885,800	76,827,492
NutriSystem, Inc.(1)	366,900	17,435,088
Resources Connection, Inc.(1)	959,200	23,893,672
Robert Half International Inc.	2,671,105	103,131,364

		397,927,759
Textiles Apparel Manufacturers - 0.8%
Polo Ralph Lauren Corporation, Class A	855,700	51,863,977

Toys - 0.7%
Marvel Entertainment, Inc.(1)(2)	2,280,400	45,881,648

CONSUMER STAPLES - 1.3%
Beverage: Brewers (Wineries) - 1.3%
Constellation Brands, Inc., Class A(1)	3,246,900	81,334,845

FINANCIAL SERVICES - 12.4%
Banks: Outside New York City - 2.4%
Investors Financial Services Corp.	1,392,100	65,247,727
Northern Trust Corporation	1,596,500	83,816,250

		149,063,977
Diversified Financial Services - 0.7%
CB Richard Ellis Group, Inc.(1)	563,400	45,466,380

Finance: Small Loan - 0.9%
The First Marblehead Corporation	1,244,900	53,841,925

Financial Data Processing Services & Systems - 2.4%
Alliance Data Systems Corporation(1)	1,335,900	62,480,043
CheckFree Corporation(1)	1,674,900	84,582,450

		147,062,493
Financial Information Services - 0.7%
Equifax Inc.	1,225,000	45,619,000

Financial Miscellaneous - 2.1%
MGIC Investment Corporation	1,346,400	89,710,632
Willis Group Holdings Limited	1,070,100	36,661,626

		126,372,258

THIRTY-THREE

	Shares Held	Value

FINANCIAL SERVICES (CONTINUED)
Insurance: Multi-Line - 1.8%
Aon Corporation	2,597,500	$107,822,225

Savings & Loan - 0.5%
Golden West Financial Corporation	478,000	32,456,200

Securities Brokerage & Services - 0.9%
The Bear Stearns Companies Inc.	270,700	37,546,090
Lazard Ltd, Class A	345,600	15,292,800

		52,838,890
HEALTHCARE - 17.7%
Biotechnology Research & Production - 4.1%
Celgene Corporation(1)	825,200	36,490,344
Genzyme Corporation(1)	1,166,000	78,378,520
Invitrogen Corporation(1)	392,000	27,490,960
Millipore Corporation(1)	778,900	56,906,434
Neurocrine Biosciences, Inc.(1)	486,900	31,424,526
PDL BioPharma, Inc.(1)	531,300	17,426,640
Threshold Pharmaceuticals, Inc.(1)	312,500	4,684,375

		252,801,799
Drugs & Pharmaceuticals - 4.4%
Allergan, Inc.	930,300	100,937,550
AmerisourceBergen Corporation	1,632,500	78,800,775
Forest Laboratories, Inc.(1)	1,000,200	44,638,926
Shire PLC (ADR)(3)	987,300	45,899,577

		270,276,828
Electronics: Medical Systems - 2.4%
Intuitive Surgical, Inc.(1)	206,900	24,414,200
Varian Medical Systems, Inc.(1)	2,211,500	124,197,840

		148,612,040
Health Care Facilities - 0.6%
Laboratory Corporation of America Holdings(1)	576,400	33,707,872

Health Care Management Services - 1.4%
Cerner Corporation(1)	1,795,500	85,196,475

Medical & Dental Instruments & Supplies - 3.3%
Fisher Scientific International Inc.(1)	1,751,900	119,216,795
Gen-Probe Incorporated(1)	917,400	50,567,088
St. Jude Medical, Inc.(1)	657,400	26,953,400
Ventana Medical Systems, Inc.(1)	159,800	6,674,846

		203,412,129
Medical Services - 1.5%
Coventry Health Care, Inc.(1)	1,736,450	93,733,571

	Shares Held	Value

MATERIALS & PROCESSING - 7.3%
Agriculture Fishing & Ranching - 0.6%
Bunge Limited	709,800	$39,542,958

Chemicals - 1.9%
Ecolab Inc.	3,070,200	117,281,640

Diversified Materials & Processing - 0.8%
American Standard Companies Inc.	1,162,400	49,820,464

Engineering & Contracting Services - 0.6%
Quanta Services, Inc.(1)	2,401,400	38,470,428

Metal Fabricating - 2.1%
Precision Castparts Corp.	2,181,100	129,557,340

Real Estate - 1.3%
The St. Joe Company	1,262,900	79,360,636

OTHER - 2.6%
Multi-Sector Companies - 2.6%
ITT Industries, Inc.	924,800	51,992,256
McDermott International, Inc.(1)	1,982,400	107,941,680

		159,933,936
OTHER ENERGY - 5.8%
Coal - 1.8%
CONSOL Energy Inc.	859,300	63,725,688
Peabody Energy Corporation	966,900	48,741,429

		112,467,117
Machinery: Oil Well Equipment & Services - 4.0%
Cooper Cameron Corporation(1)	1,920,600	84,660,048
Smith International, Inc.	4,234,000	164,956,640

		249,616,688
PRODUCER DURABLES - 4.9%
Diversified Production - 1.1%
Danaher Corporation	1,107,100	70,356,205

Electrical Equipment & Components - 0.9%
Cooper Industries, Ltd., Class A	622,000	54,051,800

Identification Control & Filter Devices - 1.9%
Agilent Technologies, Inc.(1)	1,668,800	62,663,440
Roper Industries, Inc.	1,064,700	51,776,361

		114,439,801

THIRTY-FOUR

	Shares Held	Value

PRODUCER DURABLES (CONTINUED)
Machinery: Industrial/Specialty - 1.0%
Joy Global Inc.	1,077,313	$64,390,998

TECHNOLOGY - 21.9%
Communications Technology - 3.3%
Comverse Technology, Inc.(1)	1,945,200	45,770,556
Corning Incorporated(1)	1,727,100	46,476,261
Juniper Networks, Inc.(1)	5,861,700	112,075,704

		204,322,521
Computer Services Software & Systems - 3.4%
Adobe Systems Incorporated(1)	901,756	31,489,320
Autodesk, Inc.(1)	1,252,800	48,257,856
Cadence Design Systems, Inc.(1)	1,768,600	32,701,414
Cognizant Technology Solutions Corporation, Class A(1)	539,000	32,065,110
F5 Networks, Inc.(1)	421,500	30,554,535
NAVTEQ Corporation(1)	683,200	34,604,080

		209,672,315
Computer Technology - 3.9%
Intermec, Inc.(1)	2,956,800	90,211,968
Network Appliance, Inc.(1)	2,282,500	82,238,475
RSA Security Inc.(1)	883,600	15,851,784
SanDisk Corporation(1)	564,600	32,475,792
Trident Microsystems, Inc.(1)	694,300	20,176,358

		240,954,377
Electronics - 1.0%
Avid Technology, Inc.(1)	858,100	37,293,026
FLIR Systems, Inc.(1)	804,200	22,847,322

		60,140,348
Electronics: Semi-Conductors/ Components - 8.3%
Advanced Micro Devices, Inc.(1)	2,459,100	81,543,756
Broadcom Corporation, Class A(1)	1,503,150	64,875,954
Freescale Semiconductor, Inc., Class A(1)	3,781,600	105,166,296
Jabil Circuit, Inc.(1)	2,033,400	87,151,524
Marvell Technology Group Ltd.(1)	1,116,300	60,391,830
Maxim Integrated Products, Inc.	2,232,700	82,944,805
Microchip Technology Incorporated	872,000	31,653,600

		513,727,765
Electronics: Technology - 2.0%
Rockwell Automation, Inc.	1,062,100	76,375,611
Trimble Navigation Limited(1)	1,018,800	45,896,940

		122,272,551

	Shares Held	Value

UTILITIES - 2.6%
Utilities: Gas Distributors - 1.1%
Kinder Morgan, Inc.	738,600	$67,943,814

Utilities: Telecommunications - 1.5%
NII Holdings, Inc.(1)	1,588,400	93,667,948

Total common stocks (Cost $4,581,759,264)		6,059,307,690
	Par Amount
SHORT-TERM INVESTMENTS (CASH EQUIVALENTS) - 2.9%
Repurchase agreement with State Street Bank and Trust Company, 4.50%, dated 3/31/06, due 4/3/06, maturity value $179,885,432, collateralized by $183,418,454 market value Federal National Mortgage Association Note, 5.80%, due 2/9/26 (Cost $179,818,000)	$179,818,000	179,818,000

Total investments - 101.0% (Cost $4,761,577,264)		6,239,125,690

Other assets less liabilities - (1.0%)		(64,395,882)

Total net assets - 100.0%(4)		$6,174,729,808

(1)	Non-income producing security.
(2)	Affiliated company as defined by the Investment Company Act of 1940. See Note (6) in Notes to Financial Statements.
(3)	The Fund considers the issuer to be from the United Kingdom. See the Fund’s Statement of Additional Information for information on how a particular country is assigned. The security trades on a U.S. exchange.
(4)	Percentages for the various classifications relate to total net assets.

(ADR) American Depository Receipt

The accompanying notes are an integral part of the financial statements.

THIRTY-FIVE

ARTISAN MID CAP VALUE FUND

Schedule of Investments – March 31, 2006 (Unaudited)

	Shares Held	Value

COMMON STOCKS - 97.0%

AUTO & TRANSPORTATION - 3.9%
Auto Parts: Original Equipment - 0.6%
Lear Corporation	961,300	$17,043,849

Shipping - 0.8%
Teekay Shipping Corporation	638,800	23,680,316

Truckers - 2.5%
CNF Inc.	574,500	28,690,530
YRC Worldwide, Inc.(1)	1,112,200	42,330,332

		71,020,862
CONSUMER DISCRETIONARY - 31.9%
Hotel/Motel - 1.9%
Fairmont Hotels & Resorts, Inc.(2)	279,900	12,511,530
Hilton Hotels Corporation	1,720,900	43,814,114

		56,325,644
Household Furnishings - 6.9%
Furniture Brands International, Inc.(3)	2,914,300	71,429,493
Leggett & Platt, Incorporated	2,867,400	69,878,538
Mohawk Industries, Inc.(1)	711,600	57,440,352

		198,748,383
Rental & Leasing Services: Consumer - 2.6%
Rent-A-Center, Inc.(1)(3)	2,983,400	76,345,206

Retail - 8.3%
AutoZone, Inc.(1)	569,300	56,753,517
Claire’s Stores, Inc.	866,500	31,462,615
Foot Locker, Inc.	2,999,200	71,620,896
Zale Corporation(1)(3)	2,827,200	79,246,416

		239,083,444
Services: Commercial - 5.7%
Convergys Corporation(1)	2,472,200	45,018,762
Hewitt Associates, Inc., Class A(1)	2,034,600	60,509,004
Manpower Inc.	1,048,900	59,976,102

		165,503,868
Textiles Apparel Manufacturers - 2.5%
Liz Claiborne Inc.	1,778,600	72,887,028

	Shares Held	Value

CONSUMER DISCRETIONARY (CONTINUED)
Toys - 4.0%
Hasbro, Inc.	2,329,800	$49,158,780
Marvel Entertainment, Inc.(1)(3)	3,357,700	67,556,924

		116,715,704
CONSUMER STAPLES - 2.9%
Foods - 2.9%
Pilgrim’s Pride Corporation	2,594,600	56,224,982
Tyson Foods, Inc., Class A	2,078,200	28,554,468

		84,779,450
FINANCIAL SERVICES - 29.4%
Finance: Small Loan - 4.3%
The Student Loan Corporation	531,800	123,909,400

Financial Data Processing Services & Systems - 1.1%
Deluxe Corporation	1,224,300	32,039,931

Financial Miscellaneous - 3.5%
Fidelity National Title Group, Inc., Class A	564,800	12,860,496
H&R Block, Inc.	2,074,600	44,915,090
MBIA Inc.	732,700	44,057,251

		101,832,837
Insurance: Multi-Line - 6.7%
Alleghany Corporation(1)	311,228	90,100,506
Old Republic International Corporation	2,617,687	57,117,930
Torchmark Corporation	832,800	47,552,880

		194,771,316
Insurance: Property-Casualty - 3.7%
Arch Capital Group Ltd.(1)	450,473	26,010,311
White Mountains Insurance Group, Ltd.	138,400	82,278,800

		108,289,111
Real Estate Investment Trusts (REITs) - 2.2%
Annaly Mortgage Management, Inc.(3)	5,134,000	62,326,760

Rental & Leasing Services: Commercial - 2.9%
Ryder System, Inc.	1,872,000	83,828,160

THIRTY-SIX

	Shares Held	Value

FINANCIAL SERVICES (CONTINUED)
Savings & Loan - 1.5%
Washington Federal, Inc.	1,735,016	$41,987,387

Securities Brokerage & Services - 3.5%
Nuveen Investments, Inc., Class A	2,119,000	102,029,850

MATERIALS & PROCESSING - 5.5%
Chemicals - 3.7%
Albemarle Corporation	774,800	35,137,180
The Lubrizol Corporation	1,649,800	70,693,930

		105,831,110
Paints & Coatings - 1.8%
The Sherwin-Williams Company	1,075,490	53,172,226

OTHER ENERGY - 14.1%
Oil: Crude Producers - 14.1%
Apache Corporation	944,746	61,890,311
Cimarex Energy Co.	1,275,600	55,182,456
Forest Oil Corporation(1)	614,100	22,832,238
Mariner Energy, Inc.(1)	751,491	15,413,080
Noble Energy, Inc.	1,576,000	69,217,920
Pioneer Natural Resources Company	2,016,104	89,212,602
Pogo Producing Company	1,038,400	52,179,600
XTO Energy Inc.	970,942	42,303,943

		408,232,150
PRODUCER DURABLES - 2.4%
Diversified Production - 1.2%
Dover Corporation	695,800	33,788,048

Office Furniture & Business Equipment - 1.2%
Lexmark International, Inc., Class A(1)	795,900	36,117,942

TECHNOLOGY - 6.0%
Computer Services Software & Systems - 1.3%
BEA Systems, Inc.(1)	2,787,700	36,602,501

Computer Technology - 2.1%
Ingram Micro Inc., Class A(1)	3,012,700	60,254,000

Electronics: Semi-Conductors/Components - 2.6%
Avnet, Inc.(1)	3,009,800	76,388,724

	Shares Held	Value
UTILITIES - 0.9%
Utilities: Electrical - 0.9%
Westar Energy, Inc.	1,222,900	$25,448,549

Total common stocks (Cost $2,545,156,367)		2,808,983,756

	Par Amount
SHORT-TERM INVESTMENTS (CASH EQUIVALENTS) - 3.0%
Repurchase agreement with State Street Bank and Trust Company, 4.50%, dated 3/31/06, due 4/3/06, maturity value $86,264,337, collateralized by $63,358,967 market value Federal National Mortgage Association Note, 5.80%, due 2/9/26, and $24,601,375 market value Federal National Mortgage Association Note, 6.19%, due 12/19/25 (Cost $86,232,000)	$86,232,000	86,232,000

Total investments - 100.0% (Cost $2,631,388,367)		2,895,215,756

Other assets less liabilities - 0.0%(4)		493,700

Total net assets - 100.0%(5)		$2,895,709,456

(1)	Non-income producing security.
(2)	The Fund considers the issuer to be from Canada. See the Fund’s Statement of Additional Information for information on how a particular country is assigned. The security trades on a U.S. exchange.
(3)	Affiliated company as defined by the Investment Company Act of 1940. See Note (6) in Notes to Financial Statements.
(4)	Represents less than 0.1% of total net assets.
(5)	Percentages for the various classifications relate to total net assets.

The accompanying notes are an integral part of the financial statements.

THIRTY-SEVEN

ARTISAN OPPORTUNISTIC VALUE FUND

Schedule of Investments – March 31, 2006 (Unaudited)

	Shares Held	Value

COMMON STOCKS - 89.0%

CONSUMER DISCRETIONARY - 25.4%
Cable Television Services - 3.8%
EchoStar Communications Corporation, Class A(1)	6,400	$191,168
Liberty Media Corporation, Class A(1)	23,400	192,114

		383,282
Household Furnishings - 4.6%
Leggett & Platt, Incorporated	9,700	236,389
Mohawk Industries, Inc.(1)	2,800	226,016

		462,405
Radio & TV Broadcasters - 2.4%
News Corporation, Class A	14,300	237,523

Rental & Leasing Services: Consumer - 1.9%
Rent-A-Center, Inc.(1)(2)	7,500	191,925

Retail - 6.5%
Foot Locker, Inc.	7,900	188,652
Wal-Mart Stores, Inc.	10,000	472,400

		661,052
Services: Commercial - 2.4%
Accenture Ltd, Class A	7,900	237,553

Shoes - 3.8%
NIKE, Inc., Class B	4,500	382,950

CONSUMER STAPLES - 2.3%
Tobacco - 2.3%
Altria Group, Inc.	3,300	233,838

FINANCIAL SERVICES - 27.2%
Banks: Outside New York City - 4.7%
Bank of America Corporation	5,200	236,808
SunTrust Banks, Inc.	3,300	240,108

		476,916
Diversified Financial Services - 3.8%
Citigroup Inc.	8,100	382,563

Finance: Small Loan - 3.9%
The Student Loan Corporation	1,700	396,100

Financial Miscellaneous - 2.3%
H&R Block, Inc.	10,900	235,985

Insurance: Multi-Line - 5.7%
The Allstate Corporation	3,700	192,807
American International Group, Inc.	5,800	383,322

		576,129

	Shares Held	Value

FINANCIAL SERVICES (CONTINUED)
Insurance: Property-Casualty - 1.9%
The Progressive Corporation	1,800	$187,668

Rental & Leasing Services: Commercial - 2.3%
Ryder System, Inc.	5,300	237,334

Securities Brokerage & Services - 2.6%
Countrywide Financial Corporation	7,300	267,910

HEALTHCARE - 6.5%
Drugs & Pharmaceuticals - 3.7%
Johnson & Johnson	6,400	379,008

Health Care Facilities - 2.8%
HCA Inc.	6,200	283,898

INTEGRATED OILS - 2.3%
Oil: Integrated Domestic - 2.3%
ConocoPhillips	3,700	233,655

MATERIALS & PROCESSING - 2.8%
Chemicals - 2.8%
The Dow Chemical Company	7,000	284,200

OTHER - 5.7%
Multi-Sector Companies - 5.7%
3M Company	2,500	189,225
Berkshire Hathaway Inc., Class B (1)	130	391,560

		580,785
OTHER ENERGY - 4.7%
Oil: Crude Producers - 4.7%
Apache Corporation	7,300	478,223

TECHNOLOGY - 10.3%
Computer Services Software & Systems - 3.8%
Microsoft Corporation	14,000	380,940

Computer Technology - 3.7%
Dell Inc.(1)	6,300	187,488
International Business Machines Corporation	2,300	189,681

		377,169
Electronics: Semi-Conductors/Components - 2.8%
Avnet, Inc. (1)	11,300	286,794

THIRTY-EIGHT

	Shares Held	Value

UTILITIES - 1.8%
Utilities: Telecommunications - 1.8%
Vodafone Group PLC (ADR)(3)	8,900	$186,010

Total common stocks (Cost $9,051,079)		9,021,815
	Par Amount
SHORT-TERM INVESTMENTS (CASH EQUIVALENTS) - 25.6%
Repurchase agreement with State Street Bank and Trust Company, 4.50%, dated 3/31/06, due 4/3/06, maturity value $2,597,974, collateralized by $2,651,492 market value Federal National Mortgage Association Note, 4.25%, due 5/15/09 (Cost $2,597,000)	$2,597,000	2,597,000

Total investments - 114.6% (Cost $11,648,079)		11,618,815

Other assets less liabilities - (14.6%)		(1,477,899)

Total net assets - 100.0%(4)		$10,140,916

(1)	Non-income producing security.
(2)	Affiliated company as defined by the Investment Company Act of 1940. See Note (6) in Notes to Financial Statements.
(3)	The Fund considers the issuer to be from the United Kingdom. See the Fund’s Statement of Additional Information for information on how a particular country is assigned. The security trades on a U.S. exchange.
(4)	Percentages for the various classifications relate to total net assets.

(ADR) American Depository Receipt

The accompanying notes are an integral part of the financial statements.

THIRTY-NINE

ARTISAN SMALL CAP FUND

Schedule of Investments – March 31, 2006 (Unaudited)

	Shares Held	Value

COMMON STOCKS - 95.7%

AUTO & TRANSPORTATION - 3.9%
Air Transport - 1.4%
Aviall, Inc.(1)	506,800	$19,298,944

Auto Parts: After Market - 1.0%
Keystone Automotive Industries, Inc.(1)	316,900	13,376,349

Transportation Miscellaneous - 1.5%
Pacer International, Inc.	642,400	20,993,632

CONSUMER DISCRETIONARY - 26.0%
Casinos & Gambling - 1.5%
Shuffle Master, Inc.(1)	580,400	20,743,496

Consumer Products - 1.0%
RC2 Corporation(1)	358,900	14,287,809

Education Services - 4.7%
Bright Horizons Family Solutions, Inc.(1)	620,000	24,012,600
Strayer Education, Inc.	234,600	23,990,196
Universal Technical Institute, Inc.(1)	568,500	17,111,850

		65,114,646
Radio & TV Broadcasters - 0.6%
Spanish Broadcasting System, Inc., Class A(1)	1,396,100	7,720,433

Restaurants - 4.0%
California Pizza Kitchen, Inc.(1)	692,900	22,484,605
Jack in the Box Inc.(1)	318,800	13,867,800
RARE Hospitality International, Inc.(1)	567,850	19,778,216

		56,130,621
Retail - 7.1%
Central Garden & Pet Company(1)	409,400	21,755,516
The Children’s Place Retail Stores, Inc.(1)	332,000	19,222,800
Guitar Center, Inc.(1)	421,300	20,096,010
Hibbett Sporting Goods, Inc.(1)	411,950	13,590,230
Rush Enterprises, Inc., Class A(1)	278,400	4,894,272
United Natural Foods, Inc.(1)	547,300	19,139,081

		98,697,909

	Shares Held	Value

CONSUMER DISCRETIONARY (CONTINUED)
Services: Commercial - 6.3%
The Advisory Board Company(1)	321,200	$17,913,324
CRA International, Inc.(1)	429,400	21,152,244
Hudson Highland Group, Inc.(1)	690,800	13,083,752
Jackson Hewitt Tax Service Inc.	447,500	14,132,050
Waste Connections, Inc.(1)	554,450	22,072,654

		88,354,024
Wholesalers - 0.8%
LKQ Corporation(1)	568,400	11,828,404

FINANCIAL SERVICES - 15.0%
Banks: Outside New York City - 1.0%
Alabama National BanCorporation	209,900	14,357,160

Diversified Financial Services - 1.2%
Euronet Worldwide, Inc.(1)	451,900	17,095,377

Finance: Small Loan - 1.3%
The First Marblehead Corporation	435,500	18,835,375

Financial Data Processing Services & Systems - 1.5%
TNS, Inc.(1)	983,100	20,822,058

Insurance: Multi-Line - 4.1%
HealthExtras, Inc.(1)	524,700	18,521,910
Max Re Capital Ltd.	786,800	18,725,840
Platinum Underwriters Holdings, Ltd.	686,100	19,965,510

		57,213,260
Insurance: Property-Casualty - 1.5%
Ohio Casualty Corporation	642,500	20,367,250

Investment Management Companies - 0.4%
National Financial Partners Corp.	97,000	5,482,440

Real Estate Investment Trusts (REITs) - 1.2%
Strategic Hotels & Resorts, Inc.	749,300	17,443,704

FORTY

	Shares Held	Value

FINANCIAL SERVICES (CONTINUED)
Savings & Loan - 2.8%
Bank Mutual Corporation	862,800	$10,215,552
BankAtlantic Bancorp, Inc., Class A	958,300	13,789,937
BankUnited Financial Corporation, Class A	576,200	15,580,448

		39,585,937
HEALTHCARE - 12.2%
Biotechnology Research & Production - 2.1%
Martek Biosciences Corporation(1)	412,800	13,552,224
PRA International(1)	658,900	16,334,131

		29,886,355
Drugs & Pharmaceuticals - 1.1%
Salix Pharmaceuticals, Ltd.(1)	907,100	14,976,221

Electronics: Medical Systems - 1.4%
IntraLase Corp.(1)	837,200	19,423,040

Health Care Facilities - 1.5%
United Surgical Partners International, Inc.(1)	576,300	20,406,783

Health Care Management Services -0.9%
Sierra Health Services, Inc.(1)	314,000	12,779,800

Medical & Dental Instruments & Supplies - 4.4%
American Medical Systems Holdings, Inc.(1)	972,000	21,870,000
PSS World Medical, Inc.(1)	1,009,300	19,469,397
Symmetry Medical Inc.(1)	934,900	19,829,229

		61,168,626
Medical Services - 0.8%
VCA Antech, Inc.(1)	396,500	11,292,320

MATERIALS & PROCESSING - 3.7%
Building: Heating & Plumbing - 1.6%
Interline Brands, Inc.(1)	889,100	22,431,993

Building: Roofing & Wallboard -0.9%
Beacon Roofing Supply, Inc.(1)	321,900	13,082,016

Chemicals - 1.2%
NuCO2 Inc.(1)	516,300	16,387,362

OTHER ENERGY - 7.2%
Coal - 1.5%
James River Coal Company(1)	600,000	20,382,000

	Shares Held	Value

OTHER ENERGY (CONTINUED)
Machinery: Oil Well Equipment & Services - 4.0%
Core Laboratories N.V.(1)(2)	232,600	$11,060,130
Hornbeck Offshore Services, Inc.(1)	647,500	23,355,325
W-H Energy Services, Inc.(1)	483,900	21,528,711

		55,944,166
Offshore Drilling - 0.6%
Hercules Offshore, Inc.(1)	256,400	8,720,164

Oil: Crude Producers - 1.1%
Brigham Exploration Company(1)	1,750,400	15,333,504

PRODUCER DURABLES - 4.7%
Aerospace - 0.6%
MTC Technologies, Inc.(1)	305,300	8,545,347

Identification Control & Filter Devices - 1.6%
ESCO Technologies Inc.(1)	436,300	22,098,595

Machinery: Industrial/Specialty - 1.0%
Actuant Corporation	218,100	13,352,082

Machinery: Specialty - 0.2%
Applied Films Corporation (1)	171,100	3,324,473

Production Technology Equipment - 1.3%
Varian Semiconductor Equipment Associates, Inc.(1)	655,700	18,412,056

TECHNOLOGY—23.0%
Communications Technology - 4.4%
Avocent Corporation (1)	695,800	22,084,692
Ixia(1)	1,224,500	17,461,370
Tekelec (1)	1,603,800	22,180,554

		61,726,616
Computer Services Software & Systems - 11.7%
Epicor Software Corporation(1)	1,426,100	19,152,523
F5 Networks, Inc.(1)	74,000	5,364,260
Jupitermedia Corporation (1)	992,300	17,841,554
Macrovision Corporation(1)	739,200	16,373,280
Open Solutions Inc.(1)	771,600	21,072,396
Openwave Systems Inc.(1)	877,400	18,934,292
Progress Software Corporation(1)	634,600	18,460,514
Radware Ltd.(1)(2)	672,500	11,856,175
Wind River Systems, Inc. (1)	1,450,100	18,053,745
Witness Systems, Inc. (1)	623,300	15,831,820

		162,940,559

FORTY-ONE

	Shares Held	Value
TECHNOLOGY (CONTINUED)
Computer Technology - 1.0%
Stratasys Inc.(1)	460,400	$13,572,592

Electronics - 3.0%
Aeroflex Incorporated (1)	1,484,500	20,382,185
Semtech Corporation (1)	1,170,100	20,933,089

		41,315,274
Electronics: Semi-Conductors/ Components - 2.9%
DSP Group, Inc.(1)	783,800	22,738,038
Tessera Technologies, Inc.(1)	538,000	17,259,040

		39,997,078

Total common stocks (Cost $1,130,541,531)		1,335,247,850
	Par Amount

SHORT-TERM INVESTMENTS (CASH EQUIVALENTS) - 3.3%
Repurchase agreement with State Street Bank and Trust Company, 4.50%, dated 3/31/06, due 4/3/06, maturity value $45,992,241, collateralized by $46,895,613 market value Federal National Mortgage Association Note, 5.80%, due 2/9/26 (Cost $45,975,000)	$45,975,000	45,975,000

Total investments - 99.0% (Cost $1,176,516,531)		1,381,222,850

Other assets less liabilities - 1.0%		14,570,998

Total net assets—100.0%(3)		$1,395,793,848

(1)	Non-income producing security.
(2)	The Fund considers the issuer to be from outside of the United States. See the Fund’s Statement of Additional Information for information on how a particular country is assigned. The security trades on a U.S. exchange.

Security	Issuer Country
Core Laboratories N.V.	Netherlands
Radware Ltd.	Israel

(3)	Percentages for the various classifications relate to total net assets.

The accompanying notes are an integral part of the financial statements.

FORTY-TWO

ARTISAN SMALL CAP VALUE FUND

Schedule of Investments – March 31, 2006 (Unaudited)

	Shares Held	Value

COMMON STOCKS - 92.8%

AUTO & TRANSPORTATION - 2.7%
Auto Parts: After Market - 1.5%
Superior Industries International, Inc.(1)	1,518,200	$29,392,352

Recreational Vehicles & Boats - 0.5%
Arctic Cat Inc.	381,600	9,181,296

Truckers - 0.7%
Arkansas Best Corporation	332,500	13,007,400

CONSUMER DISCRETIONARY - 31.2%
Advertising Agencies - 2.4%
ADVO, Inc.	873,100	27,939,200
Valassis Communications, Inc.(2)	651,900	19,146,303

		47,085,503
Commercial Information Services - 0.6%
ProQuest Company(2)	597,800	12,786,942

Consumer Electronics - 1.3%
EarthLink, Inc.(2)	2,649,500	25,302,725

Entertainment - 0.3%
Movie Gallery, Inc.(1)	2,119,900	6,402,098

Household Furnishings - 5.3%
Ethan Allen Interiors Inc.	965,600	40,574,512
Furniture Brands International, Inc.(1)	2,012,900	49,336,179
La-Z-Boy Incorporated	917,500	15,597,500

		105,508,191
Radio & TV Broadcasters - 0.7%
World Wrestling Entertainment, Inc., Class A	787,000	13,300,300

Rental & Leasing Services: Consumer - 1.8%
Rent-A-Center, Inc.(1)(2)	1,392,900	35,644,311

	Shares Held	Value

CONSUMER DISCRETIONARY (CONTINUED)
Retail - 5.9%
1-800 CONTACTS, INC.(2)	658,800	$8,860,860
Global Imaging Systems, Inc.(2)	264,600	10,049,508
The Pep Boys – Manny, Moe & Jack	697,100	10,533,181
PETCO Animal Supplies, Inc.(2)	1,315,300	31,001,621
Zale Corporation(1)(2)	2,005,500	56,214,165

		116,659,335
Services: Commercial - 9.2%
AMN Healthcare Services, Inc.(1)(2)	1,773,600	33,201,792
CDI Corp.	353,100	10,158,687
Cross Country Healthcare, Inc.(2)	930,700	18,018,352
DiamondCluster International, Inc.(1)(2)	1,754,900	18,777,430
Korn/Ferry International(2)	716,500	14,609,435
Medical Staffing Network Holdings, Inc.(1)(2)	1,548,900	8,069,769
Tetra Tech, Inc.(2)	1,272,800	24,297,752
Watson Wyatt Worldwide, Inc.	1,675,100	54,574,758

		181,707,975
Textiles Apparel Manufacturers - 2.1%
Kellwood Company(1)	1,305,750	40,987,492

Toys - 0.6%
Marvel Entertainment, Inc.(1)(2)	587,700	11,824,524

Wholesalers - 1.0%
United Stationers Inc.(2)	382,100	20,289,510

CONSUMER STAPLES - 1.5%
Foods - 1.5%
Sanderson Farms, Inc.(1)	1,334,900	29,901,760

FINANCIAL SERVICES - 13.1%
Finance Companies - 0.9%
Assured Guaranty Ltd.	732,100	18,302,500

Financial Miscellaneous - 3.2%
Stewart Information Services Corporation(1)	1,366,300	64,325,404

FORTY-THREE

	Shares Held	Value

FINANCIAL SERVICES (CONTINUED)
Insurance: Multi-Line - 5.4%
Hilb Rogal & Hobbs Company	1,546,900	$63,763,218
Hub International Limited(3)	589,300	16,512,186
Max Re Capital Ltd.	129,100	3,072,580
PICO Holdings, Inc.(1)(2)	694,600	22,845,394

		106,193,378
Insurance: Property-Casualty - 0.6%
IPC Holdings, Ltd.	399,400	11,203,170

Investment Management Companies - 1.2%
Capital Southwest Corporation	124,400	11,880,200
GAMCO Investors, Inc.	317,900	12,700,105

		24,580,305
Real Estate Investment Trusts (REITs) - 1.8%
Annaly Mortgage Management, Inc.(1)	1,424,700	17,295,858
Cousins Properties Incorporated	304,500	10,179,435
Eagle Hospitality Properties Trust, Inc.	850,800	8,576,064

		36,051,357
HEALTHCARE - 3.0%
Electronics: Medical Systems - 1.0%
Analogic Corporation	209,100	13,842,420
Datascope Corp.	136,200	5,388,072

		19,230,492
Medical & Dental Instruments & Supplies - 1.7%
CONMED Corporation(2)	1,231,400	23,581,310
National Dentex Corporation(1)(2)	413,500	9,605,605

		33,186,915
Medical Services - 0.3%
America Service Group Inc.(2)	444,200	5,787,926

MATERIALS & PROCESSING - 11.9%
Agriculture Fishing & Ranching - 1.2%
Delta and Pine Land Company	660,800	19,929,728
Gold Kist Inc.(2)	241,900	3,057,616

		22,987,344
Building Materials - 1.5%
Simpson Manufacturing Co., Inc.	689,700	29,864,010

Building: Miscellaneous - 0.2%
Griffon Corporation(2)	177,500	4,409,100

	Shares Held	Value

MATERIALS & PROCESSING (CONTINUED)
Chemicals - 3.0%
Albemarle Corporation	608,500	$27,595,475
Innospec Inc.	197,400	5,059,362
MacDermid, Incorporated	610,100	19,614,715
OM Group, Inc.(2)	334,400	7,691,200

		59,960,752
Copper - 1.3%
Mueller Industries, Inc.	693,900	24,765,291

Diversified Materials & Processing - 0.5%
Acuity Brands, Inc.	245,400	9,816,000

Engineering & Contracting Services - 0.6%
Dycom Industries, Inc.(2)	567,000	12,048,750

Metal Fabricating - 2.6%
Lone Star Technologies, Inc.(2)	347,400	19,249,434
Quanex Corporation	221,250	14,741,888
Superior Essex Inc.(2)	697,800	17,752,032

		51,743,354
Steel - 1.0%
Schnitzer Steel Industries, Inc., Class A	482,200	20,662,270

OTHER ENERGY - 13.0%
Energy Equipment - 0.3%
Global Power Equipment Group Inc.(2)	1,356,400	5,222,140

Energy Miscellaneous - 0.5%
Penn Virginia Corporation	129,600	9,201,600

Machinery: Oil Well Equipment & Services - 0.6%
Superior Energy Services, Inc.(2)	438,200	11,739,378

Oil: Crude Producers - 11.6%
Cabot Oil & Gas Corporation	391,025	18,741,828
Cimarex Energy Co.	1,047,900	45,332,154
Forest Oil Corporation(2)	242,058	8,999,716
Mariner Energy, Inc.(2)	598,997	12,285,428
Plains Exploration & Production Company(2)	1,078,793	41,684,562
Rosetta Resources Inc.(2)	870,400	15,632,384
St. Mary Land & Exploration Company	1,209,200	49,371,636
Stone Energy Corporation(2)	843,600	37,228,068

		229,275,776

FORTY-FOUR

	Shares Held	Value

PRODUCER DURABLES - 3.2%
Electrical Equipment & Components - 0.7%
General Cable Corporation(2)	238,100	$7,221,573
The Genlyte Group Incorporated(2)	99,200	6,759,488

		13,981,061
Production Technology Equipment - 1.2%
LTX Corporation(2)	2,254,900	12,176,460
Orbotech, Ltd.(2)(3)	489,800	12,063,774

		24,240,234
Telecommunications Equipment - 1.3%
Belden CDT Inc.	966,800	26,325,964

TECHNOLOGY - 10.8%
Communications Technology - 2.1%
Black Box Corporation	165,400	7,947,470
CSG Systems International, Inc.(2)	1,042,500	24,248,550
TIBCO Software Inc.(2)	1,166,300	9,750,268

		41,946,288
Computer Services Software & Systems - 6.9%
Altiris, Inc.(2)	981,900	21,611,619
Borland Software Corporation(2)	1,434,100	7,744,140
CIBER, Inc.(2)	1,697,700	10,831,326
Keane, Inc.(2)	1,798,900	28,332,675
Lawson Software, Inc.(2)	3,748,000	28,747,160
Manhattan Associates, Inc.(2)	894,600	19,681,200
Open Text Corporation(2)(3)	589,300	9,682,199
webMethods, Inc.(2)	1,268,500	10,680,770

		137,311,089
Computer Technology - 1.2%
Advanced Digital Information Corporation(2)	2,778,700	24,396,986

Electronics: Semi-Conductors/ Components - 0.6%
Actel Corporation(2)	759,700	12,109,618

UTILITIES - 2.4%
Utilities: Electrical - 0.7%
El Paso Electric Company(2)	703,900	13,402,256

Utilities: Gas Distributors - 0.4%
SEMCO Energy, Inc.(2)	1,552,940	8,603,288

	Shares Held	Value

UTILITIES (CONTINUED)
Utilities: Telecommunications - 1.3%
IDT Corporation, Class B(2)	557,500	$6,171,525
IDT Corporation, Class C(2)	538,700	5,898,765
USA Mobility, Inc.	498,300	14,191,584

		26,261,874

Total common stocks (Cost $1,469,412,626)		1,838,117,584
	Par Amount
SHORT-TERM INVESTMENTS (CASH EQUIVALENTS) - 7.9%
Repurchase agreement with State Street Bank and Trust Company, 4.50%, dated 3/31/06, due 4/3/06, maturity value $156,520,673, collateralized by $109,782,871 market value Federal Home Loan Mortgage Corporation Note, 5.45%, due 1/22/16 and $49,812,500 market value Federal National Mortgage Association Note, 5.60%, due 2/8/16 (Cost $156,462,000)	$156,462,000	156,462,000

Total investments - 100.7% (Cost $1,625,874,626)		1,994,579,584

Other assets less liabilities - (0.7%)		(13,117,076)

Total net assets - 100.0% (4)		$1,981,462,508

(1)	Affiliated company as defined by the Investment Company Act of 1940. See Note (6) in Notes to Financial Statements.
(2)	Non-income producing security.
(3)	The Fund considers the issuer to be from outside of the United States. See the Fund’s Statement of Additional Information for information on how a particular country is assigned. The security trades on a U.S. exchange.

Security	Issuer Country
Hub International Limited	Canada
Open Text Corporation	Canada
Orbotech, Ltd.	Israel

(4)	Percentages for the various classifications relate to total net assets.

The accompanying notes are an integral part of the financial statements.

FORTY- FIVE

ARTISAN FUNDS, INC.

Statements of Assets and Liabilities – March 31, 2006 (Unaudited)

	INTERNATIONAL	INTERNATIONAL SMALL CAP	INTERNATIONAL VALUE
ASSETS:
Investments in securities, unaffiliated, at value	$13,013,658,430	$950,107,531	$729,982,057
Investments in securities, affiliated, at value	152,948,776	24,716,613	36,598,158
Short-term investments (repurchase agreements), at value	170,842,000	3,459,000	66,490,000

Total investments	13,337,449,206	978,283,144	833,070,215
Cash	153	361	343
Foreign currency	4,580,265	533,821	1,252,445
Receivable from investments sold	214,265,992	17,547,644	793,316
Unrealized net gain on foreign currency forward contracts	-	-	661
Receivable from fund shares sold	21,089,834	2,219,308	4,607,713
Dividends and interest receivable	17,994,655	3,767,574	2,710,226
Receivable from Adviser	-	-	-
Other assets	15,456	1,055	855

Total assets	13,595,395,561	1,002,352,907	842,435,774
LIABILITIES:
Payable for investments purchased	165,393,793	11,839,167	4,750,786
Unrealized net loss on foreign currency forward contracts	98,062	82,222	-
Due to custodian	-	50,973	-
Payable for fund shares redeemed	98,433,709	589,683	135,285
Payable for operating expenses	2,773,971	180,099	225,531
Payable for withholding taxes	1,301,962	455,097	59,944
Payable for deferred directors’ fees	15,456	1,055	855

Total liabilities	268,016,953	13,198,296	5,172,401

Total net assets	$13,327,378,608	$989,154,611	$837,263,373

NET ASSETS CONSIST OF:
Fund shares issued and outstanding	$9,330,909,077	$589,321,471	$660,792,958
Net unrealized appreciation (depreciation) on investments and foreign currency related transactions	3,802,394,870	319,571,447	145,033,537
Accumulated undistributed net investment income (loss)	(112,745,572)	(1,752,967)	(2,443,330)
Accumulated undistributed net realized gains on investments and foreign currency related transactions	306,820,233	82,014,660	33,880,208

	$13,327,378,608	$989,154,611	$837,263,373

SUPPLEMENTARY INFORMATION:
Net assets
Investor Shares	$9,157,591,165	$989,154,611	$837,263,373
Institutional Shares	$4,169,787,443
Shares outstanding (Indefinite number of shares authorized, $0.01 par value)
Investor Shares	327,047,560	43,215,181	33,375,024
Institutional Shares	148,183,573
Net asset value, offering price and redemption price per share
Investor Shares	$28.00	$22.89	$25.09
Institutional Shares	$28.14
Cost of securities of unaffiliated issuers held	$9,427,036,028	$646,792,844	$664,199,446
Cost of securities of affiliated issuers held	$108,091,689	$11,699,496	$23,833,041
Cost of foreign currency	$4,587,637	$531,790	$1,246,360

FORTY-SIX

MID CAP	MID CAP VALUE	OPPORTUNISTIC VALUE	SMALL CAP	SMALL CAP VALUE

$6,013,426,042	$2,452,078,957	$8,829,890	$1,335,247,850	$1,404,293,451
45,881,648	356,904,799	191,925	-	433,824,133
179,818,000	86,232,000	2,597,000	45,975,000	156,462,000

6,239,125,690	2,895,215,756	11,618,815	1,381,222,850	1,994,579,584
252	190	979	581	635
-	-	-	-	-
13,741,357	26,450,542	-	15,021,275	4,442,029
-	-	-	-	-
9,728,003	6,917,141	2,720,695	4,973,787	2,807,397
1,778,362	2,609,984	1,675	351,762	894,946
-	-	4,087	-	-
7,631	3,483	-	1,503	198,216

6,264,381,295	2,931,197,096	14,346,251	1,401,571,758	2,002,922,807

61,982,645	29,027,756	4,199,205	3,706,580	20,406,958
-	-	-	-	-
-	-	-	-	-
25,460,765	5,765,974	1,297	1,783,028	407,847
2,200,446	690,427	4,833	286,799	643,279
-	-	-	-	-
7,631	3,483	-	1,503	2,215

89,651,487	35,487,640	4,205,335	5,777,910	21,460,299

$6,174,729,808	$2,895,709,456	$10,140,916	$1,395,793,848	$1,981,462,508

$4,365,399,958	$2,550,442,275	$10,167,533	$1,151,884,582	$1,491,217,448
1,477,548,426	263,827,389	(29,264)	204,706,319	368,704,958
(12,071,067)	3,216,058	2,647	(4,633,610)	(1,130,014)
343,852,491	78,223,734	-	43,836,557	122,670,116

$6,174,729,808	$2,895,709,456	$10,140,916	$1,395,793,848	$1,981,462,508

$5,219,637,369	$2,895,709,456	$10,140,916	$1,395,793,848	$1,981,462,508
$955,092,439

157,156,853	146,303,252	1,016,666	71,314,214	104,781,979
28,368,472

$33.21	$19.79	$9.97	$19.57	$18.91
$33.67
$4,718,259,259	$2,298,130,562	$11,459,940	$1,176,516,531	$1,231,490,312
$43,318,005	$333,257,805	$188,139	$-	$394,384,314
$-	$-	$-	$-	$-

The accompanying notes are an integral part of the financial statements.

FORTY-SEVEN

ARTISAN FUNDS, INC.

Statements of Operations – For the Six Months Ended March 31, 2006 (Unaudited)

	INTERNATIONAL	INTERNATIONAL SMALL CAP	INTERNATIONAL VALUE
INVESTMENT INCOME:
Interest	$3,201,874	$410,139	$896,905
Dividends, from unaffiliated issuers(2)	45,387,713	5,540,655	6,859,078
Dividends, from affiliated issuers(2)	1,523,092	120,046	-
Securities lending	1,395,872	5,664	-

Total investment income	51,508,551	6,076,504	7,755,983

EXPENSES:
Advisory fees	56,142,360	5,228,913	3,370,912
Transfer agent fees
Investor Shares	7,272,726	674,101	587,578
Institutional Shares	13,377
Shareholder communications
Investor Shares	495,160	35,675	42,028
Institutional Shares	40,307
Custodian fees	3,332,552	311,024	158,756
Accounting fees	37,939	27,575	26,017
Professional fees	222,461	21,710	21,537
Less insurance recoveries(3)	(197,947)	-	-

Net professional fees	24,514	21,710	21,537
Registration fees
Investor Shares	65,603	22,566	39,215
Institutional Shares	9,698
Directors’ fees	258,153	17,484	13,697
Other operating expenses	552,592	16,810	15,853

Total operating expenses before amounts waived or paid by the Adviser or the Board of Directors	68,244,981	6,355,858	4,275,593
Less amounts waived or paid by the Adviser or the Board of Directors	-	-	-

Net expenses	68,244,981	6,355,858	4,275,593

Net investment income (loss)	(16,736,430)	(279,354)	3,480,390

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gain (loss) on:
Investments(1)	941,465,807	84,077,735	40,836,701
Foreign currency related transactions	(3,245,721)	(198,718)	(127,768)

	938,220,086	83,879,017	40,708,933
Net increase (decrease) in unrealized appreciation or depreciation on:
Investments	996,637,082	91,429,790	72,930,904
Foreign currency related transactions	392,229	(27,990)	51,696

	997,029,311	91,401,800	72,982,600

Net gain (loss) on investments and foreign currency related transactions	1,935,249,397	175,280,817	113,691,533

Net increase (decrease) in net assets resulting from operations	$1,918,512,967	$175,001,463	$117,171,923

(1) For the period from commencement of operations (March 27, 2006) through March 31, 2006.

(2) Fund	Net of foreign taxes withheld on dividends, unaffiliated issuers	Net of foreign taxes withheld on dividends, affiliated issuers	Including net realized gain on investments from affiliated issuers
International	$4,734,119	$114,641	$ 6,196,006
International Small Cap	283,041	23,722	-
International Value	80,431	-	63,296
Mid Cap	968	-	13,461
Mid Cap Value	5,671	-	(3,105,879)
Opportunistic Value	-	-	-
Small Cap	-	-	(5,526,235)
Small Cap Value	11,399	-	(3,118,425)

FORTY-EIGHT

MID CAP	MID CAP VALUE	OPPORTUNISTIC VALUE(1)	SMALL CAP	SMALL CAP VALUE

$3,589,267	$3,515,736	$2,043	$1,007,944	$2,227,740
18,436,548	15,855,896	1,350	1,154,943	3,781,722
-	1,963,938	-	-	3,213,438
-	-	-	-	-

22,025,815	21,335,570	3,393	2,162,887	9,222,900

27,869,765	13,168,095	477	5,832,719	8,509,448

5,264,527	2,770,684	1,672	744,590	1,561,933
11,258

447,327	279,500	350	64,281	89,848
10,734
109,523	48,600	191	29,780	34,325
33,647	21,318	537	22,573	22,997
89,465	35,286	662	21,131	28,252
-	-	-	-	-

89,465	35,286	662	21,131	28,252

36,248	117,966	826	36,149	40,750
9,343
128,663	60,576	64	24,906	37,617
86,382	44,608	54	20,368	27,744

34,096,882	16,546,633	4,833	6,796,497	10,352,914
-	-	(4,087)	-	-

34,096,882	16,546,633	746	6,796,497	10,352,914

(12,071,067)	4,788,937	2,647	(4,633,610)	(1,130,014)

452,597,823	86,870,447	-	54,503,726	144,894,849
-	-	-	-	-

452,597,823	86,870,447	-	54,503,726	144,894,849

261,643,388	58,658,256	(29,264)	102,811,975	30,750,495
-	-	-	-	-

261,643,388	58,658,256	(29,264)	102,811,975	30,750,495

714,241,211	145,528,703	(29,264)	157,315,701	175,645,344

$702,170,144	$150,317,640	$(26,617)	$152,682,091	$174,515,330

(3) For the six months ended March 31, 2006, International Fund incurred $222,461 in total professional fees. As described in Note 9 in Notes to Financial Statements, $197,947 in insurance recoveries were received relating to reimbursement of litigation defense costs, and were recorded as a reduction to professional fees during the six months ended March 31, 2006.

The accompanying notes are an integral part of the financial statements.

FORTY-NINE

ARTISAN FUNDS, INC.

Statements of Changes in Net Assets

	INTERNATIONAL
	Six Months Ended 3/31/2006(1)	Year Ended 9/30/2005
OPERATIONS:
Net investment income (loss)	$(16,736,430)	$109,690,495
Net realized gain (loss) on:
Investments	941,465,807	951,444,475
Foreign currency related transactions	(3,245,721)	(4,798,062)
Net increase (decrease) in unrealized appreciation or depreciation on:
Investments	996,637,082	1,532,135,303
Foreign currency related transactions	392,229	(380,101)

Net increase in net assets resulting from operations	1,918,512,967	2,588,092,110

DISTRIBUTIONS PAID TO SHAREHOLDERS:
Net investment income:
Investor Shares	(129,259,816)	(39,392,658)
Institutional Shares	(71,446,014)	(29,943,284)
Net realized gains on investment transactions:
Investor Shares	-	-
Institutional Shares	-	-

Total distributions paid to shareholders	(200,705,830)	(69,335,942)

FUND SHARE ACTIVITIES:
Net increase (decrease) in net assets resulting from fund share activities	(65,428,096)	(596,036,624)

Total increase (decrease) in net assets	1,652,379,041	1,922,719,544

Net assets, beginning of period	11,674,999,567	9,752,280,023

Net assets, end of period	$13,327,378,608	$11,674,999,567

Accumulated undistributed net investment income (loss)	$(112,745,572)	$104,696,688

(1)	Unaudited.

FIFTY

INTERNATIONAL SMALL CAP		INTERNATIONAL VALUE		MID CAP
Six Months Ended 3/31/2006(1)	Year Ended 9/30/2005	Six Months Ended 3/31/2006(1)	Year Ended 9/30/2005	Six Months Ended 3/31/2006 (1)	Year Ended 9/30/2005

$(279,354)	$6,598,821	$3,480,390	$6,994,398	$(12,071,067)	$(34,016,944)

84,077,735	74,774,575	40,836,701	14,858,879	452,597,823	344,210,655
(198,718)	(70,491)	(127,768)	(8,583)	-	-

91,429,790	137,805,025	72,930,904	55,053,627	261,643,388	617,698,766
(27,990)	(135,597)	51,696	(70,493)	-	-

175,001,463	218,972,333	117,171,923	76,827,828	702,170,144	927,892,477

(7,528,607)	(3,652,844)	(13,095,061)	(1,728,097)	-	-
				-	-

(71,173,967)	(55,013,278)	(16,600,079)	(3,316,422)	(209,469,474)	-
				(41,213,795)	-

(78,702,574)	(58,666,122)	(29,695,140)	(5,044,519)	(250,683,269)	-

111,706,211	105,834,632	148,572,625	311,932,123	(132,140,871)	(151,207,182)

208,005,100	266,140,843	236,049,408	383,715,432	319,346,004	776,685,295

781,149,511	515,008,668	601,213,965	217,498,533	5,855,383,804	5,078,698,509

$989,154,611	$781,149,511	$837,263,373	$601,213,965	$6,174,729,808	$5,855,383,804

$(1,752,967)	$6,054,994	$(2,443,330)	$7,171,341	$(12,071,067)	$-

The accompanying notes are an integral part of the financial statements.

FIFTY-ONE

ARTISAN FUNDS, INC.

Statements of Changes in Net Assets (Continued)

	MID CAP VALUE
	Six Months Ended 3/31/2006(1)	Year Ended 9/30/2005
OPERATIONS:
Net investment income (loss)	$4,788,937	$(473,600)
Net realized gain on:
Investments	86,870,447	111,731,536
Foreign currency related transactions	-	-
Net increase (decrease) in unrealized appreciation or depreciation on:
Investments	58,658,256	173,545,831
Foreign currency related transactions	-	-

Net increase (decrease) in net assets resulting from operations	150,317,640	284,803,767

DISTRIBUTIONS PAID TO SHAREHOLDERS:
Net investment income:
Investor Shares	(1,572,879)	(121,029)
Net realized gains on investment transactions:
Investor Shares	(115,690,210)	(9,206,872)

Total distributions paid to shareholders	(117,263,089)	(9,327,901)

FUND SHARE ACTIVITIES:
Net increase in net assets resulting from fund share activities	91,497,126	2,183,402,227

Total increase in net assets	124,551,677	2,458,878,093

Net assets, beginning of period	2,771,157,779	312,279,686

Net assets, end of period	$2,895,709,456	$2,771,157,779

Accumulated undistributed net investment income (loss)	$3,216,058	$-

(1)	Unaudited.
(2)	For the period from commencement of operations (March 27, 2006) through March 31, 2006.

FIFTY-TWO

OPPORTUNISTIC VALUE	SMALL CAP		SMALL CAP VALUE
Period Ended 3/31/2006 (1)(2)	Six Months Ended 3/31/2006(1)	Year Ended 9/30/2005	Six Months Ended 3/31/2006(1)	Year Ended 9/30/2005

$2,647	$(4,633,610)	$(4,793,528)	$(1,130,014)	$(2,313,345)

-	54,503,726	35,289,542	144,894,849	214,241,152
-	-	-	-	-

(29,264)	102,811,975	78,443,136	30,750,495	80,790,643
-	-	-	-	-

(26,617)	152,682,091	108,939,150	174,515,330	292,718,450

-	-	-	-	-

-	(36,967,423)	(10,649,591)	(205,122,847)	(123,856,296)

-	(36,967,423)	(10,649,591)	(205,122,847)	(123,856,296)

10,167,533	176,827,762	765,395,821	291,197,330	359,260,393

10,140,916	292,542,430	863,685,380	260,589,813	528,122,547

-	1,103,251,418	239,566,038	1,720,872,695	1,192,750,148

$10,140,916	$1,395,793,848	$1,103,251,418	$1,981,462,508	$1,720,872,695

$2,647	$(4,633,610)	$-	$(1,130,014)	$-

The accompanying notes are an integral part of the financial statements.

FIFTY-THREE

ARTISAN FUNDS, INC.

Financial Highlights – For a share outstanding throughout each period

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of a Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

Year or Period Ended		Net Asset Value Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains

ARTISAN INTERNATIONAL FUND
Investor Shares
3/31/2006	(5)	$24.40	$(0.04)	$4.05	$4.01	$(0.41)	$-
9/30/2005		19.33	0.21	4.98	5.19	(0.12)	-
9/30/2004		16.54	0.12	2.85	2.97	(0.18)	-
9/30/2003	(6)	15.63	0.02	0.89	0.91	-	-
6/30/2003		18.15	0.20	(2.62)	(2.42)	(0.10)	-
6/30/2002		19.53	0.15	(1.46)	(1.31)	(0.07)	-
6/30/2001		30.16	0.10	(7.18)	(7.08)	-	(3.55)
Institutional Shares
3/31/2006	(5)	$24.54	$(0.02)	$4.08	$4.06	$(0.46)	$-
9/30/2005		19.44	0.25	5.01	5.26	(0.16)	-
9/30/2004		16.63	0.16	2.86	3.02	(0.21)	-
9/30/2003	(6)	15.71	0.03	0.89	0.92	-	-
6/30/2003		18.24	0.25	(2.65)	(2.40)	(0.13)	-
6/30/2002		19.62	0.18	(1.46)	(1.28)	(0.10)	-
6/30/2001		30.22	0.16	(7.21)	(7.05)	-	(3.55)

ARTISAN INTERNATIONAL SMALL CAP FUND
Investor Shares
3/31/2006	(5)	$20.86	$(0.01)	$4.12	$4.11	$(0.20)	$(1.88)
9/30/2005		16.40	0.19	6.16	6.35	(0.12)	(1.77)
9/30/2004		13.84	0.15	2.93	3.08	(0.03)	(0.49)
9/30/2003	(6)	12.10	- (7)	1.74	1.74	-	-
6/30/2003		10.50	0.03	1.59	1.62	-	(0.02)
6/30/2002	(8)	10.00	- (7)	0.50 (9)	0.50	-	-

ARTISAN INTERNATIONAL VALUE FUND
Investor Shares
3/31/2006	(5)	$22.38	$0.12	$3.66	$3.78	$(0.47)	$(0.60)
9/30/2005		18.54	0.28	3.88	4.16	(0.11)	(0.21)
9/30/2004		14.32	0.28	4.33	4.61	(0.09)	(0.30)
9/30/2003	(6)	13.01	0.02	1.29	1.31	-	-
6/30/2003	(10)	10.00	0.09	2.92	3.01	-	-

(1)	Computed based on average shares outstanding.
(2)	Periods less than twelve months (where applicable) are not annualized.
(3)	Periods less than twelve months (where applicable) are annualized.
(4)	The ratios of expenses to average net assets and net investment income (loss) to average net assets exclude expenses waived or paid by the Adviser or the Board of Directors. Absent expenses waived or paid by the Adviser or the Board of Directors, the ratios of expenses to average net assets and net investment income (loss) to average net assets would have been as follows:

Fund	Year or Period Ended	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets
International Investor Shares	9/30/2003	1.23%	0.49%
International Institutional Shares	9/30/2003	1.00	0.73
International Small Cap Investor Shares	9/30/2003	1.69	0.05
International Value Investor Shares	9/30/2003	2.80	(0.34)
International Value Investor Shares	6/30/2003	5.02	(1.43)

FIFTY-FOUR

Total Distributions	Net Asset Value End of Period	Total Return(2)	Net Assets End of Period (millions)	Ratio of Expenses to Average Net Assets(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(3)(4)	Portfolio Turnover Rate(2)

$(0.41)	$28.00	16.71%	$9,157.6	1.19%	(0.34)%	28.82%
(0.12)	24.40	26.97	7,686.9	1.19	0.94	56.15
(0.18)	19.33	18.04	6,130.2	1.22	0.64	54.96
-	16.54	5.82	5,544.7	1.23	0.49	15.23
(0.10)	15.63	(13.30)	5,182.8	1.20	1.35	37.13
(0.07)	18.15	(6.73)	5,289.6	1.21	0.82	50.67
(3.55)	19.53	(24.65)	3,907.1	1.22	0.45	72.01

$(0.46)	$28.14	16.83%	$4,169.8	1.00%	(0.15)%	28.82%
(0.16)	24.54	27.21	3,988.1	0.99	1.11	56.15
(0.21)	19.44	18.31	3,622.1	1.01	0.85	54.96
-	16.63	5.86	3,354.7	1.00	0.73	15.23
(0.13)	15.71	(13.09)	2,975.0	1.01	1.68	37.13
(0.10)	18.24	(6.52)	2,062.0	1.01	1.01	50.67
(3.55)	19.62	(24.53)	1,486.6	1.03	0.70	72.01

$(2.08)	$22.89	22.27%	$989.2	1.52%	(0.07)%	30.24%
(1.89)	20.86	42.13	781.1	1.53	1.03	57.25
(0.52)	16.40	22.66	515.0	1.57	0.95	81.03
-	13.84	14.46	391.3	1.68	0.06	13.28
(0.02)	12.10	15.53	238.6	1.77	0.28	62.79
-	10.50	5.00	74.5	2.39	(0.02)	25.14

$(1.07)	$25.09	17.77%	$837.3	1.26%	1.03%	32.10%
(0.32)	22.38	22.71	601.2	1.31	1.33	53.15
(0.39)	18.54	32.81	217.5	1.56	1.61	14.66
-	14.32	10.07	23.6	2.00	0.46	9.30
-	13.01	30.10	16.3	2.45	1.14	17.42

(5)	Unaudited. For the six months ended March 31, 2006.
(6)	For the period from July 1, 2003 to September 30, 2003. Artisan Funds changed its fiscal year-end from June 30 to September 30 effective September 30, 2003.
(7)	Amount is between $0.005 and $(0.005) per share.
(8)	For the period from commencement of operations (December 21, 2001) through June 30, 2002.
(9)	The amount shown may not correlate with the aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of fund shares.
(10)	For the period from commencement of operations (September 23, 2002) through June 30, 2003.

The accompanying notes are an integral part of the financial statements.

FIFTY-FIVE

ARTISAN FUNDS, INC.

Financial Highlights – For a share outstanding throughout each period (Continued)

Year or Period Ended		Net Asset Value Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss) on Investments		Total Income (Loss) from Investment Operations	Dividends from Net Investment Income		Distributions from Net Realized Gains

ARTISAN MID CAP FUND
Investor Shares
3/31/2006	(5)	$30.84	$(0.07)	$3.77		$3.70	$-		$(1.33)
9/30/2005		26.13	(0.18)	4.89		4.71	-		-
9/30/2004		23.11	(0.20)	3.22		3.02	-		-
9/30/2003	(6)	21.81	(0.05)	1.35		1.30	-		-
6/30/2003		22.13	(0.11)	(0.21	)(7)	(0.32)	-		-
6/30/2002		26.43	(0.19)	(4.11)		(4.30)	-		-
6/30/2001		27.57	(0.13)	0.02	(7)	(0.11)	-		(1.03)
Institutional Shares
3/31/2006	(5)	$31.21	$(0.03)	$3.82		$3.79	$-		$(1.33)
9/30/2005		26.38	(0.12)	4.95		4.83	-		-
9/30/2004		23.28	(0.14)	3.24		3.10	-		-
9/30/2003	(6)	21.96	(0.03)	1.35		1.32	-		-
6/30/2003		22.24	(0.07)	(0.21	)(7)	(0.28)	-		-
6/30/2002		26.48	(0.13)	(4.11)		(4.24)	-		-
6/30/2001		27.57	(0.08)	0.02	(7)	(0.06)	-		(1.03)

ARTISAN MID CAP VALUE FUND
Investor Shares
3/31/2006	(5)	$19.60	$0.03	$0.99		$1.02	$(0.01)		$(0.82)
9/30/2005		15.55	(0.01)	4.36		4.35	-	(8)	(0.30)
9/30/2004		12.22	0.10	3.47		3.57	-		(0.24)
9/30/2003	(6)	11.64	(0.01)	0.59		0.58	-		-
6/30/2003		10.82	(0.03)	0.85		0.82	-		-
6/30/2002		11.18	(0.09)	(0.19)		(0.28)	-		(0.08)
6/30/2001	(9)	10.00	(0.01)	1.19		1.18	-		-

ARTISAN OPPORTUNISTIC VALUE FUND
Investor Shares
3/31/2006	(10)	$10.00	$- (8)	$(0.03	)(7)	$(0.03)	$-		$-

(1)	Computed based on average shares outstanding.
(2)	Periods less than twelve months (where applicable) are not annualized.
(3)	Periods less than twelve months (where applicable) are annualized.
(4)	The ratios of expenses to average net assets and net investment income (loss) to average net assets exclude expenses waived or paid by the Adviser or the Board of Directors. Absent expenses waived or paid by the Adviser or the Board of Directors, the ratios of expenses to average net assets and net investment income (loss) to average net assets would have been as follows:

Fund	Year or Period Ended	Ratio of Expenses to Average Net Assets	Ratio of Net Investment (Loss) to Average Net Assets
Mid Cap Investor Shares	9/30/2003	1.20%	(0.81)%
Mid Cap Institutional Shares	9/30/2003	0.98	(0.59)
Mid Cap Value Investor Shares	9/30/2003	1.63	(0.35)
Mid Cap Value Investor Shares	6/30/2002	2.53	(1.40)
Mid Cap Value Investor Shares	6/30/2001	5.17	(3.84)
Opportunistic Value Investor Shares	3/31/2006	9.12	(2.72)

FIFTY-SIX

Total Distributions	Net Asset Value End of Period	Total Return(2)	Net Assets End of Period (millions)	Ratio of Expenses to Average Net Assets(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(3)(4)	Portfolio Turnover Rate(2)

$(1.33)	$33.21	12.29%	$5,219.6	1.18%	(0.44)%	37.69%
-	30.84	18.06	4,874.0	1.18	(0.63)	83.00
-	26.13	13.02	4,042.7	1.19	(0.77)	101.09
-	23.11	6.01	2,583.2	1.20	(0.81)	26.52
-	21.81	(1.45)	2,286.6	1.20	(0.56)	102.85
-	22.13	(16.27)	1,855.5	1.22	(0.77)	121.14
(1.03)	26.43	(0.60)	1,333.6	1.31	(0.52)	153.95

$(1.33)	$33.67	12.43%	$955.1	0.95%	(0.21)%	37.69%
-	31.21	18.35	981.3	0.95	(0.40)	83.00
-	26.38	13.27	1,036.0	0.96	(0.54)	101.09
-	23.28	6.06	929.6	0.98	(0.59)	26.52
-	21.96	(1.26)	829.0	1.00	(0.36)	102.85
-	22.24	(16.04)	449.8	1.02	(0.56)	121.14
(1.03)	26.48	(0.38)	212.2	1.08	(0.29)	153.95

$(0.83)	$19.79	5.44%	$2,895.7	1.19%	0.34%	21.27%
(0.30)	19.60	28.42	2,771.2	1.22	(0.04)	51.60
(0.24)	15.55	29.60	312.3	1.39	0.73	53.79
-	12.22	4.98	77.4	1.59	(0.31)	11.90
-	11.64	7.58	64.5	1.78	(0.34)	45.55
(0.08)	10.82	(2.37)	22.0	1.95	(0.82)	167.70
-	11.18	11.80	13.2	1.84	(0.52)	40.72

$-	$9.97	(0.20)%	$10.1	1.41%	5.00%	-%

(5)	Unaudited. For the six months ended March 31, 2006.
(6)	For the period from July 1, 2003 to September 30, 2003. Artisan Funds changed its fiscal year-end from June 30 to September 30 effective September 30, 2003.
(7)	The amount shown may not correlate with the aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of fund shares.
(8)	Amount is between $0.005 and $(0.005) per share.
(9)	For the period from commencement of operations (March 28, 2001) through June 30, 2001.
(10)	Unaudited. For the period from commencement of operations (March 27, 2006) through March 31, 2006.

The accompanying notes are an integral part of the financial statements.

FIFTY-SEVEN

ARTISAN FUNDS, INC.

Financial Highlights – For a share outstanding throughout each period (Continued)

Year or Period Ended		Net Asset Value Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss) on Investments		Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains

ARTISAN SMALL CAP FUND
Investor Shares
3/31/2006	(5)	$17.95	$(0.07)	$2.26		$2.19	$-	$(0.57)
9/30/2005		15.12	(0.13)	3.49		3.36	-	(0.53)
9/30/2004		12.53	(0.14)	2.73		2.59	-	-
9/30/2003	(6)	11.90	(0.04)	0.67		0.63	-	-
6/30/2003		11.99	(0.10)	0.07	(7)	(0.03)	-	(0.06)
6/30/2002		13.99	(0.13)	(1.81)		(1.94)	-	(0.06)
6/30/2001		14.69	(0.09)	0.05	(7)	(0.04)	-	(0.66)

ARTISAN SMALL CAP VALUE FUND
Investor Shares
3/31/2006	(5)	$19.51	$(0.01)	$1.73		$1.72	$-	$(2.32)
9/30/2005		17.63	(0.03)	3.69		3.66	-	(1.78)
9/30/2004		13.67	(0.03)	4.19		4.16	-	(0.20)
9/30/2003	(6)	13.15	(0.01)	0.53		0.52	-	-
6/30/2003		13.48	(0.03)	0.20		0.17	-	(0.50)
6/30/2002		13.05	(0.01)	1.16		1.15	(0.01)	(0.71)
6/30/2001		10.63	0.05	2.91		2.96	(0.05)	(0.49)

(1)	Computed based on average shares outstanding.
(2)	Periods less than twelve months (where applicable) are not annualized.
(3)	Periods less than twelve months (where applicable) are annualized.
(4)	The ratios of expenses to average net assets and net investment income (loss) to average net assets exclude expenses waived or paid by the Adviser or the Board of Directors. Absent expenses waived or paid by the Adviser or the Board of Directors, the ratios of expenses to average net assets and net investment income (loss) to average net assets would have been as follows:

Fund	Year or Period Ended	Ratio of Expenses to Average Net Assets	Ratio of Net Investment (Loss) to Average Net Assets
Small Cap Investor Shares	9/30/2003	1.46%	(1.18)%
Small Cap Value Investor Shares	9/30/2003	1.20	(0.41)

FIFTY-EIGHT

Total Distributions	Net Asset Value End of Period	Total Return(2)	Net Assets End of Period (millions)	Ratio of Expenses to Average Net Assets(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(3)(4)	Portfolio Turnover Rate(2)

$(0.57)	$19.57	12.59%	$1,395.8	1.13%	(0.77)%	54.19%
(0.53)	17.95	22.64	1,103.3	1.18	(0.80)	78.60
-	15.12	20.67	239.6	1.27	(0.95)	119.40
-	12.53	5.29	127.9	1.44	(1.16)	30.18
(0.06)	11.90	(0.11)	116.0	1.39	(0.98)	127.41
(0.06)	11.99	(13.90)	131.9	1.31	(1.00)	139.72
(0.66)	13.99	0.07	145.4	1.34	(0.68)	147.13

$(2.32)	$18.91	9.89%	$1,981.5	1.16%	(0.13)%	27.20%
(1.78)	19.51	22.42	1,720.9	1.18	(0.16)	56.03
(0.20)	17.63	30.76	1,192.8	1.18	(0.17)	41.31
-	13.67	3.95	775.2	1.20	(0.40)	12.20
(0.50)	13.15	1.90	702.5	1.21	(0.21)	49.57
(0.72)	13.48	9.65	623.5	1.20	(0.10)	33.59
(0.54)	13.05	28.81	460.3	1.20	0.45	40.77

(5)	Unaudited. For the six months ended March 31, 2006.
(6)	For the period from July 1, 2003 to September 30, 2003. Artisan Funds changed its fiscal year-end from June 30 to September 30 effective September 30, 2003.
(7)	The amount shown may not correlate with the aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of fund shares.

The accompanying notes are an integral part of the financial statements.

FIFTY-NINE

ARTISAN FUNDS, INC.

Notes to Financial Statements — March 31, 2006 (Unaudited)

(1)	Organization:

Artisan Funds, Inc. (“Artisan Funds”) was incorporated on January 5, 1995, as a Wisconsin corporation and is registered under the Investment Company Act of 1940, as amended. Artisan Funds is a series comprised of eight open-end, diversified mutual funds (each a “Fund” and collectively the “Funds”):

Fund Name	Inception Date
Artisan International Fund (“International Fund” or “International”)	December 28, 1995
Artisan International Small Cap Fund (“International Small Cap Fund” or “International Small Cap”)	December 21, 2001
Artisan International Value Fund (“International Value Fund” or “International Value”)	September 23, 2002
Artisan Mid Cap Fund (“Mid Cap Fund” or “Mid Cap”)	June 27, 1997
Artisan Mid Cap Value Fund (“Mid Cap Value Fund” or “Mid Cap Value”)	March 28, 2001
Artisan Opportunistic Value Fund (“Opportunistic Value Fund” or “Opportunistic Value”)	March 27, 2006
Artisan Small Cap Fund (“Small Cap Fund” or “Small Cap”)	March 28, 1995
Artisan Small Cap Value Fund (“Small Cap Value Fund” or “Small Cap Value”)	September 29, 1997

Each Fund’s investment objective is to seek long-term capital growth. Each Fund has offered shares of capital stock of the class designated Investor Shares since the commencement of operations. International Fund and Mid Cap Fund began offering Institutional Shares on July 1, 1997 and July 1, 2000, respectively. Institutional Shares are sold to institutional investors meeting certain minimum investment requirements. Each class of shares has equal rights with respect to portfolio assets and voting privileges. Each class has exclusive voting rights with respect to any matters involving only that class. Income, expenses not specific to either class and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares. Expenses attributable to a particular class of shares, such as transfer agency fees, shareholder communication expenses and registration fees, are allocated directly to that class.

(2)	Summary of significant accounting policies:

The following is a summary of significant accounting policies of the Funds in effect during the period covered by the financial statements, which are in accordance with United States generally accepted accounting principles.

(a)

Security valuation – The net asset value (“NAV”) of the shares of each class of each Fund was determined as of the close of regular session trading on the New York Stock Exchange (“NYSE”) (usually 4:00 p.m., Eastern Time, but sometimes earlier) each day the NYSE was open for regular session trading.

SIXTY

NOTES TO FINANCIAL STATEMENTS

The NAV of each class of shares was determined by dividing the value of each Fund’s securities and other assets attributed to that class, less its liabilities attributed to that class, by the number of outstanding shares of that class of that Fund.

In determining NAV, each equity security traded on a securities exchange, including the Nasdaq Stock Market, was valued at the closing price as of the time of valuation on the exchange or market on which the security was principally traded (the “principal exchange”). The closing price provided by each exchange may differ and may represent information such as last sales price, an official closing price, a closing auction price or other information, depending on exchange or market convention. Absent closing price information for a security from the principal exchange as of the time of valuation, the security was valued using the most recent bid quotation on the principal exchange, except that securities listed on the London Stock Exchange were valued at the mean of the most recent bid and asked quotations as of the time of valuation. Short-term investments maturing within sixty days of the valuation date were valued at amortized cost, which approximates market.

Securities for which prices were not readily available were valued by Artisan Funds’ valuation committee (the “valuation committee”) at a fair value determined in good faith under procedures established by and under the general supervision of Artisan Funds’ Board of Directors (the “Board of Directors”). A price was considered to be not readily available if, among other things, the valuation committee believed that the price determined as described in the preceding paragraph did not reflect a fair value of the security.

International Fund, International Small Cap Fund and International Value Fund generally invest a significant portion, and perhaps as much as substantially all, of their total assets in securities principally traded in markets outside the U.S. Each of the other Funds has the ability to invest in securities principally traded outside the U.S., but did not do so during the six months ended March 31, 2006. The foreign markets in which the Funds may invest are sometimes open on days when the NYSE is not open and the Funds do not calculate their NAVs, and sometimes are not open on days when the Funds do calculate their NAVs. Even on days on which both the foreign market and the NYSE are open, several hours may have passed between the time when trading in the foreign market closed and the time as of which the Funds calculate their NAVs. That is generally the case for markets in Europe, Asia, Australia and other far eastern markets; the regular closing time of foreign markets in North and South America is generally the same as the closing time of the NYSE and the time as of which the Funds calculate their NAVs.

SIXTY-ONE

NOTES TO FINANCIAL STATEMENTS

The valuation committee concluded that a price determined under the Funds’ valuation procedures was not readily available if, among other things, the valuation committee believed that the value of the security might have been materially affected by events occurring after the close of the market in which the security was principally traded but before the time for determination of NAV (“subsequent event”). A subsequent event might include a company-specific development (for example, announcement of a merger that is made after the close of the foreign market), a development that might affect an entire market or region (for example, imposition of foreign exchange controls by a foreign government) or a potentially global development (such as a terrorist attack that may be expected to have an impact on investor expectations worldwide) or a significant change in one or more United States securities indexes. Artisan Funds monitored for subsequent events using several tools, including the use of a third party research service to assist in determining estimates of fair values for foreign securities. That service utilized statistical data based on historical performance of securities, markets and other data in developing factors used to estimate a fair value. An indication by any of those tools of a potential material change in the value of securities results in either a meeting of the valuation committee, which considers whether a subsequent event has occurred and whether local market closing prices continue to represent fair values for potentially affected non-U.S. securities, and/or a valuation based on information provided by the third party research service.

Estimates of fair values utilized by the Funds as described above may differ from the value realized on the sale of those securities and the differences may be material to the NAV of the applicable Fund or to the information presented.

(b)	Income taxes – No provision has been made for federal income taxes since each Fund intends to (i) comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and (ii) distribute to its shareholders substantially all of its taxable income as well as net realized gains from the sale of investment securities. The Funds may utilize earnings and profits distributed to shareholders on redemptions of Fund shares as part of the dividends paid deduction.

(c)	Portfolio transactions – Security transactions and shareholder transactions are accounted for no later than one business day after trade date. However, for financial reporting purposes, security transactions and shareholder transactions are recorded on trade date in accordance with United States generally accepted accounting principles. Net realized gains and losses on securities are computed on specific security lot identification.

SIXTY-TWO

NOTES TO FINANCIAL STATEMENTS

(d)	Foreign currency translation – Values of investments, open foreign currency forward contracts, payables for capital gains taxes and cash denominated in foreign currencies were translated into U.S. dollars using a spot market rate of exchange as of the time of determination of each Fund’s NAV on the day of valuation. Payables and receivables for securities transactions, dividend and reclaim receivables and other receivables and payables denominated in a foreign currency were translated into U.S. dollars using a spot market rate of exchange as of 12:00 p.m. (Eastern Time) on the day of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using a spot market rate of exchange as of 12:00 p.m. (Eastern Time) on the date of such transactions. The portion of security gains or losses resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate, for both financial and tax purposes.

International Fund, International Small Cap Fund and International Value Fund may enter into foreign currency forward contracts to hedge the foreign currency exposure on open payables and receivables. The foreign currency forward contracts are recorded at market value and any related realized and unrealized gains and losses are reported as foreign currency related transactions for financial reporting purposes. For tax purposes, these foreign exchange gains and losses are treated as ordinary income or loss. International Fund, International Small Cap Fund and International Value Fund could be exposed to loss if the counterparties fail to perform under these contracts.

Other foreign currency related transaction gains and losses may result from currency gains and losses realized from the difference between the amounts of dividends and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. The net increase (decrease) in unrealized appreciation or depreciation on foreign currency related transactions arise from changes in the values of assets and liabilities, other than investments in securities, resulting from changes in foreign exchange rates.

(e)	Repurchase agreements – Each Fund may enter into repurchase agreements with institutions that Artisan Partners Limited Partnership (“the Adviser”) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Repurchase agreements are recorded at cost plus accrued interest and are collateralized in an amount greater than or equal to the repurchase price plus accrued interest. Collateral is held by the Funds’ custodian and in the event of default on the obligation of the counterparty to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the proceeds from any sale of such collateral were less than the repurchase price, the Fund would suffer a loss.

SIXTY-THREE

NOTES TO FINANCIAL STATEMENTS

(f)	Securities lending – Each Fund may enter into securities lending transactions. During the six months ended March 31, 2006, International Fund and International Small Cap Fund earned $1,395,872 and $5,664, respectively, from securities lending transactions. When securities are on loan, the Fund does not receive dividends on the securities loaned, but receives compensation from the borrower in lieu of such dividends. The loans are secured by collateral at least equal, at all times, to the fair value of the securities loaned. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the applicable Fund. As of March 31, 2006, there were no securities on loan. Each Fund’s risks in entering into securities lending arrangements are that the borrower may not provide additional collateral when required or return the securities when due or, if the borrower defaults, the Fund may experience delays in selling collateral or the collateral may not be sufficient to cover the value of securities lent.

(g)	Commission recapture – Each of the Funds may direct portfolio trades to various brokers that have agreed to rebate a portion of the commissions generated. Such cash rebates are made directly to the applicable Fund and are included in net realized gain or loss on investments in the Statements of Operations as follows:

International	$2,013,550
International Small Cap	139,355
International Value	119,081
Mid Cap	358,180
Mid Cap Value	85,367
Opportunistic Value	-
Small Cap	166,187
Small Cap Value	116,014

(h)	Use of estimates – The preparation of financial statements in conformity with United States generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(i)	Indemnifications – In the normal course of business, the Funds enter into contracts in which the Funds agree to indemnify the other party or parties against various potential costs or liabilities. The Funds’ maximum exposure under these arrangements is unknown. No claim has been made for indemnification pursuant to any such agreement of the Funds.

(j)	Other – Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date, except that certain dividends from private placements

SIXTY-FOUR

NOTES TO FINANCIAL STATEMENTS

and foreign securities are recorded as soon after the ex-dividend date as the information becomes available to the Funds. Non-cash dividends included in dividend income, if any, are generally recorded at the fair market value of securities received. Interest income is reported on the accrual basis. Distributions to shareholders are recorded on the ex-dividend date. Expenses attributable to Artisan Funds are generally allocated to each Fund based on net assets. Expenses attributable to a particular Fund are allocated directly to that Fund.

The character of income and net realized gains and losses may differ for financial statement and tax purposes and may result in reclassification of permanent differences among certain capital accounts to more appropriately conform financial accounting to tax characterizations of dividend distributions.

International Fund, International Small Cap Fund and International Value Fund generally impose a 2% redemption fee on shares held 90 days or less. Those redemption fees are recorded as a reduction in the cost of shares redeemed and have the primary effect of increasing paid-in capital.

(3)	Transactions with affiliates:

The Adviser, with which the officers and a director of Artisan Funds are affiliated, provides investment advisory and administrative services to the Funds. In exchange for those services, each Fund (with the exception of International Fund after November 30, 2005, International Small Cap Fund and Opportunistic Value Fund) pays a monthly management fee to the Adviser as follows:

Average Daily Net Assets	Annual Rate
Less than $500 million	1.000%
$500 million to $750 million	0.975
$750 million to $1 billion	0.950
Greater than $1 billion	0.925

Effective December 1, 2005, International Fund pays a monthly management fee to the Advisor as follows:

Average Daily Net Assets	Annual Rate
Less than $500 million	1.000%
$500 million to $750 million	0.975
$750 million to $1 billion	0.950
$1 billion to $ 12 billion	0.925
Greater than $12 billion	0.900

SIXTY-FIVE

NOTES TO FINANCIAL STATEMENTS

International Small Cap Fund pays a monthly management fee to the Adviser at an annual rate of 1.250% of average daily net assets.

Opportunistic Value Fund pays a monthly management fee to the Adviser as follows:

Average Daily Net Assets	Annual Rate
Less than $1 billion	0.900%
$1 billion to $ 4 billion	0.875
$4 billion to $ 8 billion	0.850
$8 billion to $ 12 billion	0.825
Greater than $12 billion	0.800

The Adviser has voluntarily undertaken to reimburse Opportunistic Value Fund for any ordinary operating expenses in excess of 1.50% of average daily net assets, annually.

The officers and director of Artisan Funds who are affiliated with the Adviser receive no compensation from the Funds.

Each director who is not an interested person of Artisan Funds or the Adviser receives an annual retainer of $130,000, payable quarterly, as well as reimbursement of expenses related to his duties as a director of Artisan Funds. In addition, the non- interested chair of the board of directors receives an additional annual retainer of $60,000, payable quarterly, and each chair of a board committee who is a non-interested director receives an additional annual retainer of $30,000, payable quarterly. Those fees were generally allocated to each Fund based on net assets, subject to a minimum allocation of $1,500 to each Fund per quarter. Directors fees for Opportunistic Value Fund have been waived through September 30, 2006.

The Board of Directors has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. For purposes of determining the amount owed to the Directors under the plan, deferred amounts are invested in shares of the Artisan Funds as selected by the individual directors. Each Fund purchases shares of the funds selected for deferral by the director in amounts equal to his investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other assets” on the Statement of Assets and Liabilities. Deferral of directors’ fees under the plan will not affect the net assets of the Funds, and will not materially affect the Funds’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the Plan.

SIXTY-SIX

NOTES TO FINANCIAL STATEMENTS

Shares of Artisan Funds are offered for sale by Artisan Distributors LLC (“Distributors”). Distributors is wholly owned by the Adviser. All distribution expenses relating to the Funds are paid by the Adviser.

(4)	Line of credit arrangements:

Artisan Funds is party to a line of credit agreement with State Street Bank and Trust Company, under which each Fund may borrow up to the lesser of (a) $75 million or (b) the lesser of (i) 10% of its total assets (after giving effect to the loan) or (ii) the maximum amount the Fund may borrow under the Investment Company Act, the limitations included in the Fund’s prospectus, or any limit or restriction under any law or regulation to which the Fund is subject or any agreement to which the Fund or Artisan Funds is a party; provided that the aggregate borrowings by all Funds may not exceed $100 million. Artisan Funds pays a commitment fee at the annual rate of 0.10% on the unused portion of the line of credit. Interest is charged on any borrowings at the current Federal Funds rate plus 0.50%. The use of the line of credit is generally restricted to temporary borrowing for extraordinary or emergency purposes. During the six months ended March 31, 2006, there were no borrowings under the line of credit.

(5)	Investment transactions:

The cost of securities purchased and the proceeds from the sale of securities (excluding short-term securities) for the six months ended March 31, 2006 were as follows:

Fund	Security Purchases	Security Sales
International	$3,467,074,539	$3,761,146,250
International Small Cap	308,552,543	249,366,926
International Value	295,826,064	205,834,142
Mid Cap	2,194,942,383	2,554,585,756
Mid Cap Value	648,307,164	563,229,236
Opportunistic Value(1)	9,051,079	-
Small Cap	748,038,570	631,721,244
Small Cap Value	502,350,031	458,918,540

(1)	For the period from commencement of operations (March 27, 2006) through March 31, 2006.

(6)	Transactions in securities of affiliates:

The table below shows information about securities of the Funds’ “affiliates” (as defined below) that were held by the Funds, purchased or sold by the Funds, or from which dividends were received by the Funds during the six months ended March 31, 2006. The Funds identify a company as an affiliate for the purpose of this report if one or more of the Funds owned, in the aggregate, voting securities

SIXTY-SEVEN

NOTES TO FINANCIAL STATEMENTS

that it believed represented 5% or more of that company’s outstanding voting securities (as defined by the Investment Company Act of 1940) during the six months ended March 31, 2006.

		As of 9/30/05					As of 3/31/06
Fund	Security	Share Balance	Purchase Cost	Sales Cost	Net Realized Gain (Loss)	Dividend Income(1)	Share Balance	Value
International	Credit Saison Co., Ltd.(2)	8,952,300	$6,592,410	$17,056,388	$5,805,733	$1,523,092	8,626,000	$477,105,013
	Stolt Offshore S.A.(3)(4)	7,851,500	20,763,931	691,460	390,273	-	9,731,700	152,948,776
International Small Cap	FINETEC Corporation	971,391	-	-	-	120,046	971,391	10,997,634
	Stolt Offshore S.A.(3)(4)	872,900	-	-	-	-	872,900	13,718,979
International Value	Pfeiffer Vacuum Technology AG	467,396	4,762,491	548,076	63,296	-	547,106	36,598,158
Mid Cap	Marvel Entertainment, Inc.(3)(4)	1,769,000	8,989,830	253,099	13,461	-	2,280,400	45,881,648
Mid Cap Value	Annaly Mortgage Management, Inc.(3)	1,220,800	46,492,770	-	-	1,046,420	5,134,000	62,326,760
	Furniture Brands International, Inc.	3,386,900	-	11,829,614	(3,105,879)	917,518	2,914,300	71,429,493
	Marvel Entertainment, Inc.(3)(4)	2,176,600	19,048,789	-	-	-	3,357,700	67,556,924
	Rent-A-Center, Inc.(3)(4)	2,776,400	3,908,498	-	-	-	2,983,400	76,345,206
	Zale Corporation(4)	1,888,800	23,734,599	-	-	-	2,827,200	79,246,416
Opportunistic Value(5)	Rent-A-Center, Inc.(3)(4)	-	188,139	-	-	-	7,500	191,925
Small Cap	Global Power Equipment Group Inc.(2)	1,224,700	250,468	10,822,714	(5,324,247)	-	-	-
	Stratasys Inc.(2)(3)(4)	415,500	3,375,045	2,772,417	(201,988)	-	460,400	13,572,592
Small Cap Value	Altiris, Inc.(2)(3)(4)	1,277,600	2,912,733	8,308,739	1,480,101	-	981,900	21,611,619
	AMN Healthcare Services, Inc.(4)	1,579,100	3,187,321	-	-	-	1,773,600	33,201,792
	Annaly Mortgage Management, Inc.(3)	-	16,887,916	-	-	261,107	1,424,700	17,295,858
	DiamondCluster International, Inc.(3)(4)	1,548,000	1,836,802	513,331	(21,014)	-	1,754,900	18,777,430
	Eagle Hospitality Properties Trust, Inc.(2)(3)	689,200	1,765,524	622,295	(113,495)	308,560	850,800	8,576,064
	Furniture Brands International, Inc.	1,942,800	1,891,630	379,784	(38,879)	613,484	2,012,900	49,336,179
	Global Power Equipment Group Inc.(2)(4)	1,332,000	110,186	-	-	-	1,356,400	5,222,140
	Kellwood Company	1,786,450	3,770,553	23,142,807	(4,374,825)	592,304	1,305,750	40,987,492
	Marvel Entertainment, Inc.(3)(4)	-	8,336,981	-	-	-	587,700	11,824,524
	Medical Staffing Network Holdings, Inc.(3)(4)	1,510,300	202,825	-	-	-	1,548,900	8,069,769
	Movie Gallery, Inc.	2,081,900	207,400	-	-	-	2,119,900	6,402,098
	National Dentex Corporation(4)	359,400	1,242,079	-	-	-	413,500	9,605,605
	PICO Holdings, Inc.(4)	688,000	699,183	416,121	76,409	-	694,600	22,845,394
	Rent-A-Center, Inc.(3)(4)	841,700	10,721,213	-	-	-	1,392,900	35,644,311
	Sanderson Farms, Inc.(3)	-	32,309,532	-	-	22,812	1,334,900	29,901,760

SIXTY-EIGHT

NOTES TO FINANCIAL STATEMENTS

		As of 9/30/05					As of 3/31/06
Fund	Security	Share Balance	Purchase Cost	Sales Cost	Net Realized Gain (Loss)	Dividend Income(1)	Share Balance	Value
Small Cap Value	Stewart Information Services Corporation	1,222,900	$6,852,571	$-	$-	$941,475	1,366,300	$64,325,404
	Superior Industries International, Inc.	1,463,900	1,294,904	225,394	(126,722)	473,696	1,518,200	29,392,352
	Zale Corporation(4)	1,573,000	11,070,354	-	-	-	2,005,500	56,214,165

(1)	Net of foreign taxes withheld, if any.
(2)	Issuer was no longer an affiliate as of March 31, 2006.
(3)	Issuer was not an affiliate as of September 30, 2005.
(4)	Non-income producing security.
(5)	For the period from commencement of operations (March 27, 2006) through March 31, 2006.

(7)	Information for Federal income tax purposes:

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ Depreciation
International	$9,783,912,794	$3,676,768,077	$(123,231,665)	$3,553,536,412
International Small Cap	668,870,740	320,015,129	(10,602,725)	309,412,404
International Value	701,380,268	139,459,903	(7,769,956)	131,689,947
Mid Cap	4,775,323,550	1,490,057,662	(26,255,522)	1,463,802,140
Mid Cap Value	2,631,881,882	330,286,191	(66,952,317)	263,333,874
Opportunistic Value	11,648,079	43,306	(72,570)	(29,264)
Small Cap	1,181,818,216	216,888,650	(17,484,016)	199,404,634
Small Cap Value	1,627,461,919	446,513,864	(79,396,199)	367,117,665

The difference between cost of investments for financial reporting and cost of investments for Federal income tax is due primarily to timing differences in recognizing certain gains and losses on security transactions (e.g., wash sale loss deferrals and passive foreign investment company transactions).

SIXTY-NINE

NOTES TO FINANCIAL STATEMENTS

The tax basis of dividends and long-term capital gain distributions paid during the six months ended March 31, 2006 and the year ended September 30, 2005 were as follows:

	Six Months Ended 3/31/06		Year Ended 9/30/05
Fund	Ordinary Income Dividends	Long-Term Capital Gain Distributions	Ordinary Income Dividends	Long-Term Capital Gain Distributions
International	$200,705,830	$-	$69,335,942	$-
International Small Cap	33,534,989	45,167,585	38,631,361	20,034,761
International Value	20,163,762	9,531,378	3,707,149	1,337,370
Mid Cap	30,312,731	220,370,538	-	-
Mid Cap Value	91,428,711	25,834,378	4,542,632	4,785,269
Opportunistic Value(1)	-	-
Small Cap	19,680,637	17,286,786	715,625	9,933,966
Small Cap Value	52,669,430	152,453,417	33,641,530	90,214,766

(1)	For the period from commencement of operations (March 27, 2006) through March 31, 2006.

Income and capital gain distributions are determined in accordance with income tax regulations that may differ from accounting principles that are generally accepted in the United States. These differences are due to differing treatments for items such as net short-term gains, wash sale loss deferrals, foreign currency transactions, net investment losses and capital loss carryovers. Gains on redemptions-in-kind for International Fund and Mid Cap Fund of $29,012,833 and $13,451,833, respectively, included in net realized gain (loss) on investments in the Statement of Operations, are not recognized for Federal income tax purposes.

Additional tax information as of and for the year ended September 30, 2005 follows:

	As of 9/30/05				Year Ended 9/30/05
	Undistributed Ordinary Income	Undistributed Long-Term Gain	Net Capital Loss Carryforward(1)	Capital Loss Carryforward Expiration	Capital Loss Carryforward Utilized	Post- October Losses
International	$200,676,648	$-	$30,783,169	2009	$738,285,571	$ -
			384,841,928	2010
			202,299,105	2011
International Small Cap	33,527,660	43,577,189	-		-	-
International Value	16,629,783	7,642,471	-		-	-
Mid Cap	-	158,169,846	-		178,503,906	-
Mid Cap Value	82,288,696	25,095,097	-		-	-
Small Cap	15,318,450	16,198,898	-		-	-
Small Cap Value	49,851,555	134,011,790	-		-	-

(1)	The Funds expect to resume paying capital gain distributions in the future to the extent gains are realized in excess of the available carryforwards.

SEVENTY

NOTES TO FINANCIAL STATEMENTS

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SEVENTY-ONE

NOTES TO FINANCIAL STATEMENTS

(8)	Fund share activities:

Capital share transactions for the Funds were as follows:

	INTERNATIONAL		INTERNATIONAL SMALL CAP
Six months ended March 31, 2006	Investor Shares	Institutional Shares	Investor Shares
Proceeds from shares issued	$1,099,650,952	$218,998,165	$103,929,472
Net asset value of shares issued in reinvestment of dividends and distributions	121,588,038	67,354,311	76,365,043
Cost of shares redeemed(2)	(917,196,836)	(655,822,726)	(68,588,304)

Net increase (decrease) from fund share transactions	$304,042,154	$(369,470,250)	$111,706,211

Shares sold	42,744,845	8,595,506	4,980,129
Shares issued in reinvestment of dividends and distributions	5,049,357	2,785,484	4,198,188
Shares redeemed	(35,753,253)	(25,698,126)	(3,414,425)

Net increase (decrease) in capital shares	12,040,949	(14,317,136)	5,763,892

	INTERNATIONAL		INTERNATIONAL SMALL CAP
Year ended September 30, 2005	Investor Shares	Institutional Shares	Investor Shares
Proceeds from shares issued	$1,721,409,733	$213,745,441	$162,675,457
Net asset value of shares issued in reinvestment of dividends and distributions	35,336,667	27,442,945	57,876,739
Cost of shares redeemed(2)	(1,815,852,822)	(778,118,588)	(114,717,564)

Net increase (decrease) from fund share transactions	$(59,106,422)	$(536,930,202)	$105,834,632

Shares sold	78,912,846	9,680,591	8,896,487
Shares issued in reinvestment of dividends and distributions	1,677,108	1,297,539	3,597,063
Shares redeemed	(82,739,336)	(34,838,126)	(6,444,012)

Net increase (decrease) in capital shares	(2,149,382)	(23,859,996)	6,049,538

(1)	For the period from commencement of operations (March 27, 2006) through March 31, 2006.
(2)	Net of redemption fees of

Fund	3/31/2006	9/30/2005
International - Investor Shares	$270,937	$326,088
International - Institutional Shares	130,187	179,833
International Small Cap - Investor Shares	13,621	19,830
International Value - Investor Shares	15,420	145,080

SEVENTY-TWO

NOTES TO FINANCIAL STATEMENTS

INTERNATIONAL VALUE	MID CAP		MID CAP VALUE	OPPORTUNISTIC VALUE	SMALL CAP	SMALL CAP VALUE
Investor Shares	Investor Shares	Institutional Shares	Investor Shares	Investor Shares(1)	Investor Shares	Investor Shares
$216,953,747	$522,190,046	$26,112,251	$919,984,012	$10,168,830	$285,359,957	$269,495,359
28,357,890	205,964,332	40,056,662	113,719,066	-	29,151,935	198,667,437
(96,739,012)	(762,584,706)	(163,879,456)	(942,205,952)	(1,297)	(137,684,130)	(176,965,466)

$148,572,625	$(34,430,328)	$(97,710,543)	$91,497,126	$10,167,533	$176,827,762	$291,197,330

9,386,070	16,539,091	816,040	48,213,103	1,016,796	15,800,521	14,900,163
1,344,769	6,671,990	1,280,994	6,061,606	-	1,669,642	11,477,024
(4,214,895)	(24,079,728)	(5,167,848)	(49,340,010)	(130)	(7,611,565)	(9,783,213)

6,515,944	(868,647)	(3,070,814)	4,934,699	1,016,666	9,858,598	16,593,974

INTERNATIONAL VALUE	MID CAP		MID CAP VALUE	SMALL CAP	SMALL CAP VALUE
Investor Shares	Investor Shares	Institutional Shares	Investor Shares	Investor Shares	Investor Shares
$613,671,425	$1,448,522,186	$65,819,361	$2,505,178,141	$875,101,149	$492,489,210
4,945,577	-	-	8,873,823	8,911,550	114,845,085
(306,684,879)	(1,366,393,615)	(299,155,114)	(330,649,737)	(118,616,878)	(248,073,902)

$311,932,123	$82,128,571	$(233,335,753)	$2,183,402,227	$765,395,821	$359,260,393

29,605,335	50,306,407	2,231,832	138,992,400	52,241,425	27,512,339
251,300	-	-	544,456	554,201	6,864,620
(14,730,829)	(46,997,550)	(10,061,831)	(18,249,715)	(7,184,384)	(13,859,519)

15,125,806	3,308,857	(7,829,999)	121,287,141	45,611,242	20,517,440

(9)	Litigation:

Artisan Funds and the Adviser were defendants in a lawsuit in the Circuit Court of the Third Judicial Circuit, Madison County, Illinois that sought certification of a plaintiff class consisting of all persons in the United States who held shares in International Fund for a period of more than 14 days during the five years prior to the filing of the lawsuit. The suit sought compensatory and punitive damages under state law, as well as interest, costs and attorney’s fees. The lawsuit alleged, in summary, that Artisan Funds and the Adviser exposed long-term International Fund shareholders to trading by market timers by allegedly (a) failing to properly evaluate daily whether a significant event affecting the value of International Fund’s securities had occurred after foreign markets had closed but before the calculation

SEVENTY-THREE

NOTES TO FINANCIAL STATEMENTS

of the Fund’s NAV; (b) failing to implement the Fund’s portfolio valuation and share pricing policies and procedures; (c) allowing portfolio valuation and share policies and procedures that benefited market timers at the expense of long-term shareholders; and (d) failing to know and implement applicable rules and regulations concerning the calculation of NAV.

Artisan Funds and the Adviser removed the lawsuit from state court to federal district court. The federal district court ordered the case remanded to Illinois state court. Artisan Funds and the Adviser then appealed the remand order to the United States Court of Appeals for the Seventh Circuit and, on April 5, 2005, the Court of Appeals ruled in favor of Artisan Funds and the Adviser. As a result, the action was dismissed with prejudice in May 2005. The plaintiff subsequently sought and was granted review by the United States Supreme Court on the question of whether the Court of Appeals had jurisdiction to hear the appeal. In the event that the Supreme Court’s decision results in reinstatement of the lawsuit, Artisan Funds and the Adviser intend to continue to defend the lawsuit vigorously.

Certain legal fees incurred by Artisan Funds in defense of the lawsuit and related insurance recoveries of $197,947 have been allocated to International Fund and are included in Professional fees in the Statement of Operations. Artisan Funds does not believe that the action described herein will have a material effect on the financial condition of International Fund.

SEVENTY-FOUR

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of Artisan Funds, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2005 to March 31, 2006.

Actual Expenses

The first line under the name of each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the name of your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line below each Fund’s name in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/2005	Ending Account Value 3/31/2006	Expenses Paid During Period 10/1/2005-3/31/2006(1)
Artisan International Fund - Investor Shares
Actual	$1,000.00	$1,167.10	$6.43
Hypothetical (5% return before expenses)	$1,000.00	$1,019.00	$5.99
Artisan International Fund - Institutional Shares
Actual	$1,000.00	$1,168.28	$5.41
Hypothetical (5% return before expenses)	$1,000.00	$1,019.95	$5.04
Artisan International Small Cap Fund - Investor Shares
Actual	$1,000.00	$1,222.71	$8.42
Hypothetical (5% return before expenses)	$1,000.00	$1,017.35	$7.64

SEVENTY-FIVE

SHAREHOLDER EXPENSE EXAMPLE

	Beginning Account Value 10/1/2005	Ending Account Value 3/31/2006	Expenses Paid During Period 10/1/2005-3/31/2006(1)
Artisan International Value Fund - Investor Shares
Actual	$1,000.00	$1,177.74	$6.84
Hypothetical (5% return before expenses)	$1,000.00	$1,018.65	$6.34
Artisan Mid Cap Fund - Investor Shares
Actual	$1,000.00	$1,122.87	$6.25
Hypothetical (5% return before expenses)	$1,000.00	$1,019.05	$5.94
Artisan Mid Cap Fund - Institutional Shares
Actual	$1,000.00	$1,124.34	$5.03
Hypothetical (5% return before expenses)	$1,000.00	$1,020.19	$4.78
Artisan Mid Cap Value Fund - Investor Shares
Actual	$1,000.00	$1,054.41	$6.10
Hypothetical (5% return before expenses)	$1,000.00	$1,019.00	$5.99
Artisan Opportunistic Value Fund - Investor Shares(2)
Actual	$1,000.00	$998.00	$0.15
Hypothetical (5% return before expenses)	$1,000.00	$1,000.39	$0.15
Artisan Small Cap Fund - Investor Shares
Actual	$1,000.00	$1,125.93	$5.99
Hypothetical (5% return before expenses)	$1,000.00	$1,019.30	$5.69
Artisan Small Cap Value Fund - Investor Shares
Actual	$1,000.00	$1,098.89	$6.07
Hypothetical (5% return before expenses)	$1,000.00	$1,019.15	$5.84

(1)	Expenses are equal to the Fund’s ratio of expenses to average net assets for the six-month period ended March 31, 2006 (shown below); multiplied by the average account value over the period; multiplied by 182/365 (to reflect the one-half year period).
(2)	The account value and the expenses paid for Opportunistic Value Fund have been presented for the period from commencement of operations (March 27, 2006) through March 31, 2006. Assuming a six month period, the actual account value as of 3/31/2006 and the expenses paid during the six months ended 3/31/2006 would have been as follows:

	Beginning Account Value 10/1/2005	Ending Account Value 3/31/2006	Expenses Paid During Period 10/1/2005-3/31/2006
Artisan Opportunistic Value Fund - Investor Shares
Actual	$1,000.00	$998 .00	$7.02
Hypothetical (5% return before expenses)	$1,000.00	$1,017.90	$7.09

SEVENTY-SIX

SHAREHOLDER EXPENSE EXAMPLE

Fund	Annualized Ratio of Expenses to Average Net Assets for the Six Month Period Ended March 31, 2006
Artisan International Fund - Investor Shares	1.19%
Artisan International Fund - Institutional Shares	1.00
Artisan International Small Cap Fund - Investor Shares	1.52
Artisan International Value Fund - Investor Shares	1.26
Artisan Mid Cap Fund - Investor Shares	1.18
Artisan Mid Cap Fund - Institutional Shares	0.95
Artisan Mid Cap Value Fund - Investor Shares	1.19
Artisan Opportunistic Value Fund - Investor Shares(1)	1.41
Artisan Small Cap Fund - Investor Shares	1.13
Artisan Small Cap Value Fund - Investor Shares	1.16

(1)	For the period from commencement of operations (March 27, 2006) through March 31, 2006.

SEVENTY-SEVEN

FACTORS CONSIDERED IN RENEWING THE FUNDS’ ADVISORY CONTRACTS

Artisan Partners Limited Partnership (“Artisan Partners”) is responsible for management of the Funds’ investment portfolios and for overall management of the Funds’ business and affairs pursuant to Investment Advisory Agreements dated December 27, 1995 (International Fund); November 7, 2001 (International Small Cap Fund); August 8, 2002 (International Value Fund); April 10, 1997 (Mid Cap Fund); October 26, 2000 (Mid Cap Value Fund); March 27, 1995 (Small Cap Fund); July 31, 1997 (Small Cap Value Fund) and February 9, 2006 (Opportunistic Value Fund) (the “Advisory Agreements”). Artisan Partners is a Delaware limited partnership the sole general partner of which is Artisan Investment Corporation. Artisan Investment Corporation was incorporated on December 7, 1994 for the sole purpose of acting as general partner of Artisan Partners. Artisan Investment Corporation is controlled by Mr. Ziegler and Ms. Ziegler, who together own 100% of its voting stock. The principal address of Artisan Partners is 875 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202. Artisan Partners also has offices at 100 Pine Street, Suite 2950, San Francisco, California 94111; One Maritime Plaza, Suite 1450, San Francisco, California 94111; Five Concourse Parkway NE, Suite 2120, Atlanta, Georgia 30328; and 65 East 55th Street, 25th Floor, New York, New York 10022.

The Advisory Agreement for each Fund may be continued from year to year only so long as the continuance is approved annually (a) by the vote of a majority of the directors of Artisan Funds who are not “interested persons” of Artisan Funds or Artisan Partners cast in person at a meeting called for the purpose of voting on such approval, and (b) by the board of directors or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund. Each Advisory Agreement provides that Artisan Partners shall not be liable for any loss suffered by a Fund or its shareholders as a consequence of any act or omission in connection with investment advisory or portfolio services under the agreement, except by reason of willful misfeasance, bad faith or gross negligence on the part of Artisan Partners in the performance of its duties or from reckless disregard by Artisan Partners of its obligations and duties under the Advisory Agreement. Each Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The directors of Artisan Funds held a special meeting of the board on October 19th and 20th, 2005 (the “October Special Meeting”), at which meeting they gave preliminary consideration to information bearing on continuation of the Advisory Agreement for each Fund other than Opportunistic Value Fund for the period from December 1, 2005 through November 30, 2006. The board considered the Advisory Agreement for Opportunistic Value Fund, a new series of Artisan Funds that began investment operations on March 27, 2006, at a meeting on February 9, 2006. The primary purpose of the October Special Meeting was to ensure that the directors had ample opportunity to consider matters they deemed relevant in considering the continuation of the Advisory Agreements, and to request any additional information they considered reasonably necessary to their deliberations, without undue time constraints.

The independent directors of Artisan Funds next met in executive session on November 16, 2005 with their independent counsel to further consider the matters reviewed at the October Special Meeting and to reach certain conclusions in connection with the review and approval of the Advisory Agreements. The full board then met at a regular meeting on November 17, 2005, at which time the board unanimously approved the continuation of each Advisory Agreement, except the Advisory Agreement for Opportunistic Value Fund, from December 1, 2005 to November 30, 2006 and an amendment to the Advisory Agreement for International Fund to add an additional

SEVENTY-EIGHT

FACTORS CONSIDERED IN RENEWING THE FUNDS’ ADVISORY CONTRACTS

breakpoint as discussed below. At a regularly scheduled meeting on February 9, 2006, the independent directors met in executive session to consider the Advisory Agreement for Opportunistic Value Fund. At that meeting, the full board unanimously approved Opportunistic Value Fund’s Advisory Agreement.

Prior to the October Special Meeting, independent counsel to the independent directors sent to Artisan Partners a request for information to be provided to the directors in connection with their consideration of the continuation of the Advisory Agreements. Artisan Partners provided materials to the directors that included responses to that request, other information Artisan Partners believed was useful in evaluating the continuation of the Advisory Agreements and reports prepared by Lipper Inc. (“Lipper”), an independent source of investment company data, relating to each Fund’s performance and expenses compared to the performance and expenses of a relatively small peer group and a larger peer universe of funds determined by Lipper to be comparable. Artisan Partners also provided additional reports prepared by Lipper comparing certain of the Funds’ performance and expenses to different peer groups and peer universes that Artisan Partners believed were more appropriate for comparative purposes than the peer groups and peer universes selected by Lipper. The directors also received and reviewed a memorandum from their independent counsel regarding the directors’ responsibilities in evaluating the Funds’ investment advisory agreements. Prior to the February 9, 2006 meeting to consider the Advisory Agreement for Opportunistic Value Fund, Artisan Partners provided similar materials to the directors regarding that Fund, including reports prepared by Lipper showing advisory fees and expense ratios for a peer group of funds selected by Lipper compared to the proposed advisory fee and estimated expense ratio for Opportunistic Value Fund.

In evaluating the Advisory Agreements, the directors reviewed the available information and discussed with representatives of Artisan Partners each Fund’s operations, the nature, extent and quality of the advisory and other services provided by Artisan Partners to the Funds, the overall expense ratios of each class of shares of the Funds, and economies of scale and other benefits derived by Artisan Partners from its relationship with the Funds. In addition to the third party reports by Lipper and the memorandum from independent counsel, the directors reviewed information concerning the following:

•	The services performed by Artisan Partners for the Funds, including: a list of services performed by Artisan Partners; Artisan Partners’ responsibility for making investment decisions and for observing investment objectives, policies and restrictions of each Artisan Fund;

•	The terms of each Advisory Agreement, including standard of care and termination provisions;

•	Artisan Partners’ personnel and operations, including: the number and organization of Artisan Partners’ employees; the education and experience of Artisan Partners’ investment personnel; Artisan Partners’ assessment of its ability to attract and retain capable investment and business professionals and recent hiring and retention information; Artisan Partners’ research and decision-making processes; policies relating to the assignment of personnel to the various Artisan Funds portfolios; the compensation of Artisan Partners’ personnel with primary responsibility for managing Artisan Funds; the time and attention of Artisan Partners’ personnel devoted to the Funds; and the adequacy and sophistication of Artisan Partners’ technology and systems with respect to investment and administrative matters;

SEVENTY-NINE

FACTORS CONSIDERED IN RENEWING THE FUNDS’ ADVISORY CONTRACTS

•	With the exception of Opportunistic Value Fund, which had not yet begun investment operations prior to the approval of its Advisory Agreement, each Fund’s short- and long-term investment performance, including a comparison for various time periods with (1) other Artisan Partners client accounts managed in the same investment strategy, (2) other mutual funds having similar investment objectives, and (3) appropriate market indices;

•	Potential for conflicts of interest between the Funds and Artisan Partners and circumstances and actions addressing or bearing on potential conflicts of interest, including: the type and number of other clients served by Artisan Partners in each of its investment strategies; the basis of sharing personnel, services, research and advice among clients; the basis of decisions by Artisan Partners to buy or sell securities for Artisan Funds and other clients; Artisan Partners’ methodology of allocating investment opportunities, including initial public offerings, among Artisan Funds and other clients; potential advantages and disadvantages in having an investment adviser that has other clients; Artisan Partners’ own investments and possible conflicts with Artisan Funds; Artisan Partners’ code of ethics, including policies relating to personal securities transactions of employees; and litigation and regulatory matters;

•	Potential “fall-out” benefits gained by Artisan Partners or its affiliates and by the Funds from their relationship, including: benefits to Artisan Partners in attracting and retaining other clients and the method of estimating other benefits to Artisan Partners;

•	Brokerage and portfolio transactions, including: the standards and performance in seeking best execution; allocation of soft dollars for research products and services; Artisan Partners’ practices in light of SEC guidance under Section 28(e) of the Securities Exchange Act of 1934; research purchased with Artisan Partners’ funds; portfolio turnover rates; use of brokers who sell Artisan Funds and steps taken to comply with applicable rules; and other benefits from the allocation of brokerage;

•	The advisory fees charged, including: the method of computing fees; recognition of economies of scale through breakpoints in the fees; the frequency of the payment of fees; a comparison of the fees charged by Artisan Partners to the Funds with the fees charged by Artisan Partners to other accounts managed by Artisan Partners in the same investment strategies, including other mutual funds for which Artisan Partners provides sub-advisory services; a comparison of the fees charged by Artisan Partners to the Funds with the management fees charged by other investment advisers for managing mutual funds with similar investment objectives and strategies; and potential cost savings by Artisan Partners, incentives to effect savings and the sharing of savings with Artisan Funds;

•	The effect of advisory and other fees on the Funds’ total expenses, including: comparisons of expenses and expense ratios with those of other mutual funds, taking into account comparability factors such as size, account-level charges and investment objective; voluntary expense limitations or reductions and relationship of expenses to expense limitation; the allocation of certain expenses between Artisan Partners, Distributor and Artisan Funds; and fees paid to service providers other than Artisan Partners, including custodial, transfer agent and shareholder servicing fees;

•	The financial condition and stability of Artisan Partners; and

•	The profitability to Artisan Partners of its relationship with each Fund, except Opportunistic Value Fund, which had not yet begun investment operations prior to the approval of its Advisory Agreement, including the methods of allocating expenses in compiling financial results for Artisan Partners and the effect that different methods would have on the profitability of Artisan Partners.

EIGHTY

FACTORS CONSIDERED IN RENEWING THE FUNDS’ ADVISORY CONTRACTS

At the end of the October Special Meeting after discussion and consideration of the information presented, the independent directors met in executive session with their independent counsel and subsequently requested additional supplemental material concerning the funds for which Artisan Partners serves as subadviser.

On November 16, 2005, the independent directors then again met separately with their independent counsel to review and discuss relevant information regarding the continuation of the Advisory Agreements and the information presented and discussed at the October Special Meeting. With respect to Opportunistic Value Fund, the independent directors met separately with their independent counsel to review and discuss relevant information regarding the approval of the Fund’s Advisory Agreement on February 9, 2006. In the course of this review process, the independent directors reviewed and discussed the following information:

The nature, extent and quality of Artisan Partners’ services. The independent directors reviewed the nature, extent and the quality of Artisan Partners’ services to the Funds and considered the following:

•	Because Artisan Partners’ principal responsibility is management of the Funds’ investment portfolios, the investment performance achieved by Artisan Partners is an important indicator of the quality of the services provided.

•	Besides investment management, Artisan Partners provides the Funds with general administration services, including the preparation of regulatory filings, provides services to certain of the Funds’ shareholders and management of the Funds’ relationships with its third party service providers, including its custodian, fund accounting agent, transfer agent, lawyers and auditors.

•	The quality of Artisan Partners’ services to the Funds in absolute terms and relative to mutual fund industry standards.

•	The sufficiency and quality of Artisan Partners personnel.

•	Artisan Partners’ financial condition.

The investment performance of each Fund. The independent directors reviewed for each Fund (except Opportunistic Value Fund, which had not yet begun investment operations) for periods ended June 30, 2005, short-term and long-term investment performance compared to broad-based and style specific market indexes, performance for the period January 1, 2005 through September 30, 2005 compared to the same indexes, Morningstar ratingsTM (for those Funds rated by Morningstar) and Lipper rankings. The directors concluded that the overall investment performance of each Fund has been good to excellent and that shorter-term performance of the International Equity and Mid Cap Equity Funds was not evidence of any meaningful departure from such overall performance. In reaching that conclusion, the independent directors considered the following:

•	Each of the Funds invests in a predominantly value-oriented or growth-oriented investment style.

•	Because of each Fund’s style specific investment strategy, the investment performance of each Fund and, in particular, its performance compared to a broad based market index is affected by the relative performance of growth-oriented stocks and value-oriented stocks in the market overall.

EIGHTY-ONE

FACTORS CONSIDERED IN RENEWING THE FUNDS’ ADVISORY CONTRACTS

•	The broad based and style specific benchmark indexes against which Fund performance is compared show significant variances in recent years, and under that environment, predominantly value oriented funds have operated under more favorable market conditions when compared to the broader market and to more growth oriented funds, and predominantly growth oriented funds operated under less favorable conditions when compared to the broader market and to more value oriented funds.

•	A fund’s relative performance in the Lipper performance universe may be significantly influenced by the category in which Lipper places the fund.

•	The performance of each Fund, without taking expenses into account, was consistent with the performance, before expenses, of other accounts managed by Artisan Partners in the same investment strategy.

Cost of services, economies of scale and benefits derived by Artisan Partners. The directors reviewed the overall expense ratio of each class of shares of each Fund in comparison to the expense ratios of its peers in relation to the nature and quality of services provided and in relation to the fees Artisan Partners charges its other clients who have similar investment strategies and objectives (but to whom Artisan Partners generally provides few or no services other than portfolio management). The directors also considered whether shareholders of the Funds have benefited or will benefit from economies of scale under the management fee structures in the Advisory Agreements, including the fact that since International Small Cap Fund closed at a relatively low asset level, Artisan Partners is not likely to enjoy economies of scale in its management. In their review, the independent directors considered the following:

•	The rates of fee paid by each Fund to Artisan Partners have been stable, but the aggregate dollar amounts of the fees paid have increased as the Funds have grown. In return for its services, each Fund, other than International Small Cap Fund and Opportunistic Value Fund, pays Artisan Partners a monthly fee at the annual rate of 1% of the Fund’s average daily net assets up to $500 million; 0.975 of 1% of the next $250 million; 0.950 of 1% of the next $250 million; and 0.925 of 1% of average daily net assets over $1 billion. International Small Cap Fund pays Artisan Partners a monthly fee at the annual rate of 1.25% of the Fund’s average daily net assets. Under the proposed fee schedule for Opportunistic Value Fund, the Fund would pay Artisan Partners a monthly fee at the annual rate of 0.900 of 1% of the Fund’s average daily net assets up to $1 billion; 0.875 of 1% on the next $3 billion; 0.850 of 1% on the next $4 billion; 0.825 of 1% on the next $4 billion; and 0.800 of 1% of average daily net assets over $12 billion.

•	That an additional breakpoint had been proposed by Artisan Partners for International Fund whereby the Fund would pay 0.900 of 1% of the Fund’s average daily net assets over $12 billion.

•	Artisan Partners has voluntarily agreed to reimburse the expenses of Opportunistic Value Fund to the extent they exceeded 1.5% of the Fund’s average daily net assets annually.

Other benefits derived by the Funds or Artisan Partners. The independent directors then reviewed the potential benefits that Artisan Partners may derive as a result of its relationship with the Funds, other than the services provided by Artisan Partners pursuant to the Advisory Agreements and the management fees paid in return. For Artisan Partners, the directors considered two potential benefits to Artisan Partners: (1) the potential conversion of a Fund shareholder to a separate account client; and (2) the acquisition of research products and services in return for commissions (“soft dollars”). The independent directors noted that, although Artisan Partners

EIGHTY-TWO

FACTORS CONSIDERED IN RENEWING THE FUNDS’ ADVISORY CONTRACTS

derives or may derive those additional benefits, the Funds also benefit in similar fashion. In reaching those conclusions, the directors considered the following:

•	Artisan Partners does not solicit the Funds’ shareholders to become separate account clients nor to purchase other goods or services provided by Artisan Partners or its affiliates. Artisan Partners refers potential separate account clients that do not meet Artisan Partners’ minimum separate account size requirements to the Funds.

•	Artisan Partners utilizes third-party research products and services and proprietary research from executing brokers paid for with soft dollars paid by the Funds and by other clients of Artisan Partners. Artisan Partners’ use of soft dollars provides Artisan Partners, and thereby the Funds, with access to third party and proprietary research and also helps Artisan Partners maintain important and open relationships with brokers. Use of a Fund’s commissions for soft dollar purposes is on the same terms as every other client account managed by Artisan Partners in the same investment strategy.

The directors concluded their annual Investment Advisory Agreement contract review at a regularly scheduled meeting on November 17, 2005. At the November 17th meeting, the independent directors and counsel to the independent directors reviewed with the full board the information discussed at the November 16th meeting. The directors then considered whether any further discussion or review was necessary, concluding that the October Special Meeting and the information reviewed by the independent directors at the November 16th meeting provided a strong basis for considering the continuation of the Advisory Agreements for each Fund other than Opportunistic Value Fund. With respect to Opportunistic Value Fund, at the regularly scheduled meeting on February 9, 2006, the board concluded that the information provided and reviewed prior to and during that meeting and during the meeting of the independent directors with counsel to the independent directors provided a strong basis for consideration of the initial approval of the Advisory Agreement for that Fund. The directors reviewed and affirmed each of the following conclusions:

The nature, extent and quality of Artisan Partners’ services. The directors concluded that the nature and extent of Artisan Partners’ services provided to the Funds (and, in the case of Opportunistic Value Fund, expected to be provided) was appropriate and consistent with, and in some cases more advantageous to the Funds than, the terms of the Advisory Agreements. The directors concluded that the quality of Artisan Partners’ services has been excellent and consistent, with no material deficiencies.

The investment performance of each Fund. The directors concluded that the long-term investment performance of each Fund has been good to excellent. The directors concluded that while Opportunistic Value Fund had not yet begun investment operations and had no performance history, the Fund’s proposed investment management team had produced very positive results for Small Cap Value Fund and Mid Cap Value Fund.

Cost of services, economies of scale and benefits derived by Artisan Partners. The directors concluded that the overall expense ratio of each class of shares of each Fund was within an acceptable range of, and often more favorable than, the expense ratios of its peers. The directors concluded that the fees each Fund pays to Artisan Partners (and Artisan Partners’ corresponding profits, other than with respect to Opportunistic Value Fund which had not yet begun investment

EIGHTY-THREE

FACTORS CONSIDERED IN RENEWING THE FUNDS’ ADVISORY CONTRACTS

operations) are reasonable in relation to the nature and quality of services provided and in relation to the fees Artisan Partners charges its other clients who have similar investment strategies and objectives (but to whom Artisan Partners generally provides few or no services other than portfolio management). The directors concluded that the overall estimated expense ratio of Opportunistic Value Fund (after giving effect to Artisan Partners’ undertaking to reimburse the Fund for ordinary operating expenses in excess of 1.5% of the Fund’s average net assets annually) was within an acceptable range of the expense ratios of a peer group of funds selected by Lipper. The directors also concluded that shareholders of the Funds (except for International Small Cap Fund) have benefited or will benefit from economies of scale under the management fee structures in the Advisory Agreements, especially noting the new breakpoint proposed for International Fund, and that, because International Small Cap Fund closed at such a small asset level, Artisan Partners is not likely to enjoy economies of scale in its management.

Other benefits derived by the Funds or Artisan Partners. The directors concluded that, other than the services provided by Artisan Partners pursuant to the Advisory Agreements and the management fees paid in return, the Funds and Artisan Partners may potentially benefit from their relationship with each other in several ways. For Artisan Partners, the directors concluded there were two principal benefits: (1) the potential conversion of a Fund shareholder to a separate account client; and (2) the acquisition of research products and services in return for commissions (“soft dollars”). The directors concluded that, although Artisan Partners derives or may derive those additional benefits, the Funds also could benefit from conversions of separate account holdings to fund holdings and did benefit from Artisan Partners’ use of soft dollars with respect to its separate account clients.

At the meeting on November 17, 2005, the board approved by the unanimous vote of all directors and also by the unanimous vote of all the “non-interested” directors, the continuation of the Advisory Agreements for each Fund other than Opportunistic Value Fund through November 30, 2006, including with respect to the International Fund, as amended to add the additional breakpoint discussed above. At the meeting on February 9, 2006, the board approved by the unanimous vote of all directors and also by the unanimous vote of all the “non-interested” directors, the Advisory Agreement for Opportunistic Value Fund through November 30, 2007.

EIGHTY-FOUR

NOTES ON MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

The discussions of each Fund included in this report include statistical information about the portfolios of each of the Funds. Except as otherwise noted, that information is as of March 31, 2006 and that information will vary with changes in a Fund’s portfolio investments. The performance information for each Fund relative to its benchmark index discussed in this Report was prepared by the Adviser using information reported by FactSet Databases (“FactSet”). For the purposes of assigning portfolio securities to a particular country, the Adviser considers an issuer to be from a particular country as designated by its securities information vendors. The Adviser currently uses MSCI as its primary source and FactSet as a secondary source for this information. As a result, Artisan Mid Cap Fund, Artisan Mid Cap Value Fund, Artisan Opportunistic Value Fund, Artisan Small Cap Fund and Artisan Small Cap Value Fund routinely hold securities of issuers organized outside the U.S., but with their primary trading markets in the U.S. In addition, those Funds may hold a limited number of non-U.S. securities that are traded in the U.S., directly or as ADRs. Also based on the designations of the securities information vendors, Artisan International Fund, Artisan International Small Cap Fund and Artisan International Value Fund routinely hold securities of issuers organized within the U.S. and/or issuers with their primary trading markets in the U.S. In the event (i) the Adviser’s securities information vendors do not assign a security to a particular country, or (ii) its primary vendor does not assign a security to a particular country and the secondary vendor has assigned a security to a particular country by using a methodology that is not the same as the methodology the primary vendor uses to assign a country, the Adviser assigns the security to a country using the primary vendor’s published criteria (to the extent available) or the Adviser’s own judgment. The primary information vendor’s criteria include the identity of the jurisdiction of the issuer’s incorporation, the main equity trading market for the issuer’s securities, the geographical distribution of the issuer’s operations and the location of the issuer’s headquarters.

For the purposes of assigning portfolio securities to a particular sector and industry, Artisan Mid Cap Fund, Artisan Mid Cap Value Fund, Artisan Opportunistic Value Fund, Artisan Small Cap Fund and Artisan Small Cap Value Fund assign securities in accordance with the sector and industry classifications provided by The Frank Russell Company (to the extent available). Artisan International Fund, Artisan International Small Cap Fund and Artisan International Value Fund assign securities for these purposes in accordance with the sector and industry classifications provided by MSCI (to the extent available).

Definitions of Portfolio Statistics

Median Market Cap provides a measure of the market capitalization value of the companies in a portfolio. Market capitalization is the aggregate value of all a company’s outstanding common stock. Market capitalization is calculated by FactSet using the price as of the most recent month-end multiplied by the number of shares outstanding as shown in the financial statements of the issuer. Equal numbers of companies in the portfolio have market capitalizations higher and lower than the median. Weighted Average Market Cap is the average of the market capitalizations of the companies in the portfolio weighted by the size of each company’s position within the portfolio. P/B Ratio is a ratio used to compare a stock’s market value to its book value. Book value is a company’s assets minus its liabilities. P/E Ratio is a valuation ratio of a company’s current share price compared to its per-share earnings used to measure of how expensive a stock is.

Descriptions of Indices

Each Fund’s performance is compared in this report to changes in one or more indices, including in all cases a broad-based index of changes in prices of securities in the market in which the Fund

EIGHTY-FIVE

NOTES ON MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

invests. All of the indices are unmanaged and their returns include reinvested dividends. Unlike the Funds’ returns, the returns of each index do not include the payment of sales commissions or other expenses that would be incurred in the purchase or sale of the securities included in that index. An investment cannot be made directly in an index.

The indices to which the Funds are compared are:

Artisan International, Artisan International Small Cap and Artisan International Value Funds – Morgan Stanley Capital International EAFE® Index (MSCI EAFE®) is a market-weighted index of companies in developed markets, excluding the U.S. and Canada. MSCI EAFE’s average annual return since inception of the International Fund is based upon a starting date of December 31, 1995.

Artisan International Fund – Morgan Stanley Capital International EAFE® Growth Index (MSCI EAFE® Growth) is a market-weighted index of companies in developed markets, excluding the U.S. and Canada, with higher price-to-book ratios. MSCI EAFE Growth’s average annual return since inception of the International Fund is based upon a starting date of December 31, 1995.

Artisan International Small Cap Fund – Morgan Stanley Capital International EAFE® Small Cap Index (MSCI EAFE® Small Cap) is a market-weighted index of small companies in developed markets, excluding the U.S. and Canada.

Artisan International Value Fund – Morgan Stanley Capital International EAFE® Value Index (MSCI EAFE® Value) is a market-weighted index of companies in developed markets, excluding the U.S. and Canada, with lower price-to-book ratios.

Artisan Mid Cap Fund – Russell Midcap® Index is a market-weighted index of about 800 medium-sized U.S. companies. The Russell Midcap® Growth Index is a market-weighted index of those medium-sized companies included in the Russell Midcap® Index with higher price-to-book ratios and higher forecasted growth values. The Russell Top 200® Index is a market-weighted index of 200 of the largest U.S. companies.

Artisan Mid Cap Value Fund – Russell Midcap® Index is a market-weighted index of about 800 medium-sized U.S. companies. The Russell Midcap® Value Index is a market-weighted index of those medium-sized companies included in the Russell Midcap® Index with lower price-to-book ratios and lower forecasted growth values.

Artisan Opportunistic Value Fund – Russell 1000® Index is a market-weighted index of about 1,000 large U.S. companies. The Russell 1000® Value Index is a market-weighted index of those large companies included in the Russell 1000® Index with lower price-to-book ratios and lower forecasted growth values.

Artisan Small Cap Fund – Russell 2000® Index is a market-weighted index of about 2,000 small U.S. companies. The Russell 2000® Growth Index is a market-weighted index of those small companies included in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth values.

Artisan Small Cap Value Fund – Russell 2000® Index is a market-weighted index of about 2,000 small U.S. companies. The Russell 2000® Value Index is a market-weighted index of those small companies included in the Russell 2000® Index with lower price-to-book ratios and lower forecasted growth values.

EIGHTY-SIX

NOTES ON MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Trademarks

Trademarks and copyrights relating to the indices and products of portfolio companies mentioned in this report are owned by their respective owners. Except as otherwise indicated, the trademarks, including names, logos, slogans and service marks appearing in this report are the property of the Adviser and may not be copied, reproduced, published or in any way used without written permission.

PROXY VOTING POLICIES AND PROCEDURES

You may obtain a description of Artisan Funds’ proxy voting policies and procedures, without charge, upon request by calling 800.344.1770. That information also is included in Artisan Funds’ statement of additional information, which is available on the Funds’ website at www.artisanfunds.com and the Securities and Exchange Commission’s website at www.sec.gov.

Information relating to how each Artisan Fund voted proxies relating to portfolio securities held during the twelve months ended June 30 is available on the Funds’ website at www.artisanfunds.com and on the Securities and Exchange Commission’s website at www.sec.gov.

INFORMATION ABOUT PORTFOLIO SECURITIES

Artisan Funds files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the quarters ending December 31 and June 30 (the first and third quarters of the Funds’ fiscal year) on Form N-Q. The Funds’ Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. You may also review and copy those documents by visiting the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 800.SEC.0330.

EIGHTY-SEVEN

ARTISAN FUNDS P.O. BOX 8412 BOSTON, MA 02266-8412 800.344.1770 WWW.ARTISANFUNDS.COM

ARTISAN

SEMIANNUAL

REPORT

MARCH 31, 2006

ARTISAN INTERNATIONAL

FUND

_________

ARTISAN MID CAP FUND

Artisan Funds, Inc.

INSTITUTIONAL SHARES

TABLE OF CONTENTS

1	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
1	Artisan International Fund
4	Artisan Mid Cap Fund

7	SCHEDULES OF INVESTMENTS
7	Artisan International Fund
10	Artisan Mid Cap Fund

13	STATEMENTS OF ASSETS AND LIABILITIES

14	STATEMENTS OF OPERATIONS

15	STATEMENTS OF CHANGES IN NET ASSETS

16	FINANCIAL HIGHLIGHTS

18	NOTES TO FINANCIAL STATEMENTS

29	SHAREHOLDER EXPENSE EXAMPLE

30	FACTORS CONSIDERED IN RENEWING THE FUNDS’ ADVISORY CONTRACTS

37	NOTES ON MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

38	PROXY VOTING POLICIES AND PROCEDURES

38	INFORMATION ABOUT PORTFOLIO SECURITIES

ARTISAN FUNDS

P.O. BOX 8412

BOSTON, MA 02266-8412

This report and the unaudited financial statements contained herein are provided for the general information of the shareholders of the Institutional Shares of Artisan International Fund and Artisan Mid Cap Fund. Before investing, investors should consider carefully each Fund’s investment objective, risks and charges and expenses. For more complete information on any Fund, including fees and expenses, please call 800.399.1770 for a free prospectus. Read it carefully before you invest or send money.

Company discussions are for illustration only and are not intended as recommendations of individual stocks. The discussions present information about the companies believed to be accurate, and the views of the portfolio managers, as of March 31, 2006. That information and those views may change, and the Funds disclaim any obligation to advise shareholders of any such changes.

Artisan Funds offered through Artisan Distributors LLC, member NASD.

ARTISAN INTERNATIONAL FUND Institutional shares

INVESTMENT PROCESS HIGHLIGHTS

Artisan International Fund uses a fundamental stock selection process focused on identifying long-term growth opportunities.

Themes. The investment team’s thematic approach identifies catalysts for change and develops investment themes with the objective of capitalizing on them globally. Changing demographics, developing technology, privatization of economic resources and outsourcing are among the long-term catalysts for change that currently form the basis for the team’s investment themes. The team incorporates these catalysts along with sector and regional fundamentals into a long-term global framework for investment analysis and decision-making.

Sustainable Growth. The team applies a fundamental approach to identifying the long-

term, sustainable growth characteristics of potential investments. The team seeks high quality companies that are well managed, have a dominant or improving market position and competitive advantages compared to industry and regional peers.

Valuation. The team assesses the relationship between its estimate of a company’s sustainable growth prospects and its stock price. The team uses multiple valuation metrics to establish price targets.

The Fund primarily invests in non-U.S. growth companies of all market capitalizations in developed and emerging markets.

PERFORMANCE HISTORY

GROWTH OF AN ASSUMED $10,000 INVESTMENT (7/1/97 to 3/31/06)

AVERAGE ANNUAL TOTAL RETURNS (as of 3/31/06)

Fund / Index	1-Year	3-Year	5-Year	Since Inception
Artisan International Fund – Institutional Shares	29.61%	31.84%	9.12%	12.36%
MSCI EAFE® Growth Index	24.59	27.17	7.53	3.22
MSCI EAFE® Index	24.41	31.13	9.63	5.78

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost. The inception date shown is inception of the Fund’s Institutional Shares. Current performance may be lower or higher than the performance data quoted. For current to most recent month-end performance information or for performance information for periods before inception of the Fund’s Institutional Shares, call 800.399.1770. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on distributions or sale of Fund shares. The performance shown does not reflect the deduction of a 2% redemption fee on shares held by an investor for 90 days or less and, if reflected, the fee would reduce the performance quoted. See page 38 for a description of each index.

1

ONE

INVESTING ENVIRONMENT

The backdrop for international equities during the six months ended March 31, 2006 was quite favorable. In general, the growth of the global economy was strong and inflation remained subdued.

The U.S. dollar moved slightly higher versus a number of currencies during the period. The return of the MSCI EAFE® Index for dollar-based investors was 13.86% compared to the 15.88% local return.

Stocks in the financials, industrials, technology and materials sectors gained more than 20%. The price of oil flirted with $70 per barrel, but energy stocks ended the period slightly behind where they started. Telecommunications stocks also lost ground.

PERFORMANCE DISCUSSION

The Fund’s performance was hurt slightly by the increase in the U.S. dollar, but still gained 16.83% during the period, which compared well to the MSCI EAFE® Index. Good security selection was the primary source of the Fund’s relative advantage. Stock selection was particularly strong within our global financials and energy themes. The performance of the stocks in our consumer and media themes and our lack of investment in materials stocks hurt our return compared to the Index.

In our global financials theme, we experienced strong gains in many of our holdings. Three of the leading contributors were Japanese real estate and leasing company ORIX Corporation, Korean bank Kookmin Bank and German bank Commerzbank AG. Their stock prices increased roughly 72%, 46% and 46%, respectively.

In Japan, bank lending started to pick up, employment and wages were in a rising trend and the country seemed poised to end its bout with deflation. All of those factors helped support Japanese stocks in general. During the period, ORIX announced a nearly 50% increase in its full-year profit forecast and its leasing and lending businesses expanded while costs declined. Japanese financial companies Mizuho Financial Group, Inc. and Credit Saison Co., Ltd., also performed well.

Late in the period, Kookmin Bank announced that it was the preferred bidder for Korea Exchange Bank (KEB). The combined company is expected to have a large share of the total loan market in Korea, and should produce long-term cost and revenue synergies. Since the deal is expected to be additive to earnings, the news was well-received by the market. Prior to that announcement, Kookmin and our other Korean banks, Shinhan Financial Group Co., Ltd. and Hana Financial Group Inc. (formerly Hana Bank), were supported by asset quality improvements and reduced levels of non-performing loans.

TOP 10 HOLDINGS

Company Name	Country	3/31/06
Credit Saison Co., Ltd.	Japan	3.6%
UBS AG	Switzerland	3.5
ORIX Corp.	Japan	2.7
Fortis	Netherlands	2.7
LUKOIL	Russia	2.7
Sega Sammy Holdings, Inc.	Japan	2.6
Mizuho Financial Group, Inc.	Japan	2.5
Kookmin Bank	South Korea	2.3
Saipem S.p.A.	Italy	2.2
China Mobile (Hong Kong) Limited	China	2.1
Total		26.9%

As a percentage of total net assets. Top 10 Holdings are determined by issuer.

Two drivers of Commerzbank’s share price performance were optimism about Germany’s economic environment and the company’s announced acquisition of Eurohypo AG. The Eurohypo acquisition was expected to add to earnings, due in part to cost savings. Other winners among our European financials included Swiss global investment services firm UBS AG and Dutch financial services companies Fortis and ING Groep N.V.

During the period, our energy stocks generally performed very well. Within the group, Russian oil producer LUKOIL was the largest contributor to our performance, gaining over 44%. We believe that its above average production rates and proven oil reserves were the reasons it did so well in a tough period for energy stocks. We realized some profits during the period by selling shares into strength, but LUKOIL remained a top ten position as of the end of the period.

2

TWO

Expectations for a surge in capital spending in the energy industry due to tight industry capacity, an aging fleet of rigs and a shortage of offshore rigs contributed to very positive sentiment for energy infrastructure companies. Those factors benefited our positions in Italy-based Saipem S.p.A. and Norwegian driller Acergy S.A. (formerly Stolt Offshore S.A.).

Canadian natural gas provider EnCana Corp. fell roughly 20% during the period, after announcing a drop in profits due to hedging contracts that did not allow the company to participate as much as it could have in the rise of natural gas prices.

SECTOR DIVERSIFICATION

Sector	9/30/05	3/31/06
Consumer Discretionary	23.6%	15.5%
Consumer Staples	9.8	8.7
Energy	8.7	9.3
Financials	30.4	36.5
Healthcare	4.1	4.6
Industrials	8.0	11.1
Information Technology	6.8	5.1
Telecommunication Services	6.1	3.0
Utilities	1.2	5.0
Other assets less liabilities	1.3	1.2
Total	100.0%	100.0%

As a percentage of total net assets.

Two other stocks that positively contributed to the Fund’s return were Siemens AG, a Germany-based conglomerate that manufactures a wide range of industrial and consumer products, and Singapore Airlines Ltd. During the period, Siemens announced the divestment of part of its technology services division, which had been a large drag on earnings. Singapore Airlines benefited from the strength of economic growth in the Far East and its relatively low exposure to competition from discount airlines.

The holdings in our consumer and media themes performed reasonably well, but their returns did not keep pace with similar holdings in the MSCI EAFE® Index. U.K. cruise operator Carnival PLC and Japanese cable and Internet service provider Jupiter Telecommunications Co., Ltd. were two stocks that underperformed. Carnival was hurt by concerns about slower bookings and a reduced earnings forecast. Jupiter Telecom fell in part due to concerns about competition from satellite providers and the potential for higher costs and a decline in profitability.

FUND CHANGES

We sold several securities in our consumer, media and communications themes during the period, while we made a number of new purchases in our energy and financials themes.

We pared back our communications theme because we became more concerned about competition due to the convergence of the various communications platforms. Among the stocks we sold were Telefonaktiebolaget LM Ericsson, Nortel Networks Corporation, Chunghwa Telecom Co., Ltd. and Singapore Telecommunications Limited.

Three of the largest sales in our consumer and media themes were U.K. companies Tesco PLC, a food retailer; British Sky Broadcasting Group PLC, a pay television provider; and ITV PLC, a television broadcaster.

In our energy theme, we added Norwegian driller SeaDrill Ltd. We also extended our energy theme and increased our exposure to the utilities sector. Our attraction to utilities in the medium-term was our belief that those companies could increase revenues at a faster pace than costs. This resulted in larger positions in German power producers RWE AG and E.ON AG and initial investments in Finland-based Fortum Oyj and Russia-based RAO Unified Energy System.

A few of the largest additions in our global financials theme were UniCredito Italiano S.p.A, an Italian bank; Mitsubishi UFJ Financial Group, Inc., a Japanese bank; Barclays PLC, a U.K. bank; Millea Holdings, Inc., a Japanese insurance company; and Wiener Staedtische Allgemeine Versicherung AG, an Austrian insurance company.

REGION ALLOCATION

Region	9/30/05	3/31/06
Europe	55.0%	54.5%
Pacific Basin	25.2	28.6
Emerging Markets	15.3	13.7
Americas	3.2	2.0

As a percentage of total net assets.

3

THREE

ARTISAN MID CAP FUND institutional shares

INVESTMENT PROCESS HIGHLIGHTS

Artisan Mid Cap Fund uses a bottom-up investment process to construct a diversified portfolio of U.S. mid-cap growth companies.

Security Selection. The team’s investment process begins by identifying companies that possess franchise characteristics (strong competitive positions), selling at attractive valuations and benefiting from an accelerating trend. The investment team looks for companies that are well positioned for long-term growth, driven by demand for their products and services, at an early enough stage in their profit cycle to benefit from the increased cash flows produced by the profit cycle.

Capital Allocation. Based on the investment team’s fundamental analysis of a company’s profit cycle, portfolio holdings develop through three stages. GardenSM investments are small positions in the early part of their profit cycle that will warrant a more sizeable allocation once their profit cycle accelerates. CropSM investments are positions that are being increased to a full weight because they are moving through the strongest part of their profit cycle. HarvestSM investments are positions that are being reduced as they near the team’s estimate of full valuation or their profit cycle begins to decelerate.

Broad Diversification. The team looks for investment opportunities across the entire economy so that it can find sustainable growth regardless of the sector or industry.

The Fund primarily invests in medium-sized U.S. growth companies. The Fund generally maintains median and weighted average market capitalizations of less than $10 billion.

PERFORMANCE HISTORY

GROWTH OF AN ASSUMED $10,000 INVESTMENT (7/1/00 to 3/31/06)

AVERAGE ANNUAL TOTAL RETURNS (as of 3/31/06)

Fund / Index	1-Year	3-Year	5-Year	Since Inception
Artisan Mid Cap Fund – Institutional Shares	21.21%	22.60%	8.27%	4.95%
Russell Midcap® Growth Index	22.68	25.75	8.99	-1.69
Russell Midcap® Index	21.54	27.87	12.52	9.24

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost. The inception date shown is inception of the Fund’s Institutional Shares. Current performance may be lower or higher than the performance data quoted. For current to most recent month-end performance information or for performance information for periods before inception of the Fund’s Institutional Shares, call 800.399.1770. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on distributions or sale of Fund shares. See page 38 for a description of each index.

4

FOUR

INVESTING ENVIRONMENT

During the six months ended March 31, 2006, returns generally increased the further you went down the market cap spectrum. The large-cap Russell Top 200® Index gained 5.32%, the Russell Midcap® Index increased 10.14% and the small-cap Russell 2000® Index moved 15.23% higher.

During the period, the Federal Reserve remained on its path to higher interest rates, but the country’s economic performance was generally solid, which was seen in the encouraging sales and profit growth reported by most parts of the economy.

In the Russell Midcap® Index, the best performing sectors were materials, transportation and technology. The energy and utilities sectors were the only groups to post losses, and they were small, at less than 2% each.

PERFORMANCE DISCUSSION

The Fund gained 12.43% during the period, outperforming the Russell Midcap® and Russell Midcap® Growth indices which returned 10.14% and 11.32%, respectively. The main source of our advantage compared to both benchmarks was good security selection. Three areas of particular strength were our healthcare, financial and energy-related stocks, though our performance gains were fairly broad and we had a number of winners in other groups. Relative to the benchmarks, we did not keep pace in the consumer discretionary and technology sectors.

The leading contributor among our healthcare holdings was radiation therapy systems supplier Varian Medical Systems, Inc., the stock price of which increased more than 42%. It reported strong financial results highlighted by impressive growth in orders for the company’s next generation systems in the U.S. and its legacy systems overseas. Drug wholesaler AmerisourceBergen Corporation (ABC) and specialty pharmaceutical company Allergan, Inc. also posted good returns. ABC has been transitioning to a fee-for-services model for drug distribution that has increased cash on hand for share buybacks and debt refinancing. That transition and the strength of its specialty pharmaceutical business supported a strong improvement in earnings. Allergan benefited from the strength of its Botox® brand and expectations for a solid pipeline of new opportunities.

Two of our best performers in the financial sector were student loan outsourcer The First Marblehead Corporation (FMD) and online bill pay software company CheckFree Corporation. FMD extended its relationship with its largest client and announced a sizeable increase in earnings on strong growth in service revenues. CheckFree illustrated the strength of its profit cycle by raising its expectations for future earnings as revenues per transaction increased and e-bill volumes grew.

TOP 10 HOLDINGS

Company Name	3/31/06
Smith International, Inc.	2.7%
Precision Castparts Corp.	2.1
Varian Medical Systems, Inc.	2.0
Fisher Scientific International Inc.	1.9
Ecolab Inc.	1.9
Juniper Networks, Inc.	1.8
Electronic Arts Inc.	1.8
McDermott International, Inc.	1.7
Aon Corporation	1.7
Freescale Semiconductor, Inc.	1.7
Total	19.3%

As a percentage of total net assets. Top 10 Holdings are determined by issuer.

Our energy related investments have generally been centered around those companies that we believed were poised to benefit from a lengthy cycle of renewed global spending on energy development and infrastructure. This positioning helped the portfolio in two ways. First, it kept our allocation to crude producers low and crude producers generally declined during the period. Second, it led us to a number of energy infrastructure providers that outperformed. Smith International, Inc., our largest holding as of March 31, 2006, was one of those stocks. Smith International is a worldwide supplier of products and services to the oil and gas exploration and production industry and is a dominant market player in both drill bits and drilling fluids. It benefited from strong earnings growth, positive expectations for increased spending on

5

FIVE

exploration due to faster depletion rates of existing wells and longer contract terms.

Other energy related holdings that performed well included Cooper Cameron Corporation, a leading manufacturer of pressure control systems, equipment and services for oil and gas drilling and production, and worldwide energy services company McDermott International, Inc. Cooper Cameron reported solid earnings supported by an increase in backlog and strong order flow. McDermott International’s marine construction business was expected to benefit from resurgence in offshore drilling activity, and its power generation business from the potential for tighter emissions standards.

Mining equipment provider Joy Global Inc. and logistics company Expeditors International of Washington, Inc. (EXPD) were part of a list of holdings in other sectors that generated solid returns. As a result of the commodities boom, Joy Global has seen aftermarket orders increase at double-digit rates for almost three years. During the period, it reported strong revenues and earnings while further increasing forward estimates. EXPD also reported earnings ahead of expectations on significantly higher revenues and better profit margins.

Our results in the consumer discretionary sector were negatively impacted by weakness in leading Internet media company Yahoo! Inc. and stock photography company Getty Images, Inc. Our investment in Yahoo! has been based on our belief that the company was positioned well over the long-term to benefit from the transition of advertising dollars from offline media to the Internet. However, competition in its Internet search business put pressure on revenues creating some short-term concerns. Getty has a dominant position in the visual content industry, but it was hurt by a revenue report that disappointed the market. We added to our position in Getty on weakness.

In the technology sector, we had a number of strong performers including Network Appliance, Inc., Jabil Circuit, Inc. and Corning Incorporated. However, our results compared to the benchmarks were negatively impacted by disappointments in stocks such as Juniper Networks, Inc. and Intermec, Inc. Juniper Networks, which makes equipment that directs Internet traffic, was hurt by a revenue forecast that disappointed the market. We purchased additional shares on weakness. Intermec, a leading manufacturer of automatic data capture technologies such as bar code and RFID (radio frequency identification) solutions, was hurt in part by higher operating expenses stemming from RFID marketing. We increased the size of our position.

FUND CHANGES

The healthcare sector fell the most as a percentage of portfolio assets due to sales. Our three largest sales in the area were Aetna Inc., healthcare insurance; Caremark Rx, Inc., pharmacy benefit management; and MedImmune, Inc., a biotechnology company with a focus on respiratory diseases. Other significant sales during the period included payroll processor Paychex, Inc. and cruise operator Royal Caribbean Cruises Ltd.

Five of our largest purchases were Advanced Micro Devices, Inc., one of the largest suppliers of computing processors; Investors Financial Services Corp., which provides an array of complex processing services for mutual funds, investment advisors and banks; Alliance Data Systems Corporation, a transaction processing, credit and marketing services provider; Cooper Industries, Ltd., a global manufacturer of tools and electrical products; and Trimble Navigation Limited, a leading innovator of Global Positioning System technology.

SECTOR DIVERSIFICATION

Sector	9/30/05	3/31/06
Auto & Transportation	0.9%	2.4%
Consumer Discretionary	17.8	19.2
Consumer Staples	2.8	1.3
Financial Services	11.3	12.4
Healthcare	19.6	17.7
Materials & Processing	7.0	7.3
Other	3.8	2.6
Other Energy	6.8	5.8
Producer Durables	6.7	4.9
Technology	19.0	21.9
Utilities	1.7	2.6
Other assets less liabilities	2.6	1.9
Total	100.0%	100.0%

As a percentage of total net assets.

6

SIX

ARTISAN INTERNATIONAL FUND

Schedule of Investments – March 31, 2006 (Unaudited)

	Shares Held	Value

COMMON AND PREFERRED STOCKS - 98.8%

AUSTRIA - 0.7%
Wiener Staedtische Allgemeine Versicherung AG	1,390,982	$85,968,700

BELGIUM - 1.1%
InBev NV	2,970,251	139,300,537

BRAZIL - 0.4%
Vivo Participacoes S.A., Preferred (ADR)(1)	13,530,268	57,909,547

CANADA - 2.0%
EnCana Corporation	4,431,500	206,804,598
Research In Motion Limited(1)	712,231	60,454,167
Tim Hortons, Inc.(1)	116,500	3,093,075

		270,351,840
CHINA - 2.4%
China Merchants Holdings International Company Limited	14,467,600	41,766,719
China Mobile (Hong Kong) Limited	54,090,300	284,074,895

		325,841,614
DENMARK - 0.2%
Vestas Wind Systems A/S(1)	911,850	22,730,354

FINLAND - 0.9%
Fortum Oyj	4,551,330	114,833,268

FRANCE - 7.3%
Accor S.A.	872,454	50,294,948
Alcatel S.A.(1)	852,400	13,191,161
Alstom(1)	156,781	13,147,652
Axa	4,082,265	143,267,745
Carrefour S.A.	3,790,879	201,675,489
Electricite de France(1)	408,486	23,167,102
LVMH Moet Hennessy Louis Vuitton S.A.	1,451,622	142,315,020
PagesJaunes S.A.	3,837,345	107,793,594
PPR S.A.	1,162,260	140,355,446
Safran S.A.	2,716,540	68,869,425
Sanofi-Aventis	699,920	66,583,518

		970,661,100

	Shares Held	Value

GERMANY - 12.2%
Allianz AG	1,433,392	$239,331,483
Bayerische Motoren Werke (BMW) AG	1,964,082	108,178,805
Commerzbank AG	4,413,513	175,859,119
Deutsche Lufthansa AG	3,023,380	54,115,529
Deutsche Post AG	5,677,646	142,356,557
Deutsche Telekom AG	1,588,563	26,797,381
E.ON AG	1,786,883	196,642,989
Heidelberger Druckmaschinen AG	1,142,186	50,383,333
ProSiebenSat.1 Media AG, Preferred	3,949,297	102,897,999
RWE AG	2,401,340	209,000,695
SAP AG	692,479	150,221,666
Siemens AG	1,847,512	172,485,351

		1,628,270,907
HONG KONG - 1.8%
Esprit Holdings Limited	2,453,700	19,100,479
MTR Corporation Limited	32,839,100	74,065,362
NWS Holdings Limited	3,540,200	6,570,163
Sun Hung Kai Properties Limited	14,394,400	146,093,193

		245,829,197
ITALY - 4.8%
Capitalia S.p.A.	222,000	1,845,550
Eni S.p.A.	4,529,887	128,894,426
Saipem S.p.A.	12,807,332	296,287,460
UniCredito Italiano S.p.A.	29,943,041	216,448,723

		643,476,159
JAPAN - 24.2%
Aiful Corporation	921,900	61,016,151
Bridgestone Corp.	4,786,000	99,826,933
Chugai Pharmaceutical Co., Ltd.	7,401,500	134,258,305
Credit Saison Co., Ltd.	8,626,000	477,105,013
Japan Tobacco, Inc.	37,230	130,953,441
Jupiter Telecommunications Co., Ltd.(1)	193,111	136,506,671
Keyence Corp.	424,765	110,431,682
Millea Holdings, Inc.	6,772	134,059,133
Mitsubishi Estate Co., Ltd.	5,299,000	125,609,261
Mitsubishi UFJ Financial Group, Inc.	12,875	196,898,896
Mitsui & Co., Ltd.	6,778,400	98,019,004
Mitsui Fudosan Co., Ltd.	4,692,800	107,850,671
Mizuho Financial Group, Inc.	41,219	337,246,364
NTT Data Corp.	16,761	80,600,901
ORIX Corp.	1,171,050	364,647,260
Sega Sammy Holdings, Inc.	8,442,900	342,880,731
SMC Corp.	739,900	115,291,130
Sumitomo Mitsui Financial Group, Inc.	2,405	26,563,297
Taisei Corporation	29,840,800	142,992,449

		3,222,757,293

7

SEVEN

	Shares Held	Value

LUXEMBOURG - 0.5%
RTL Group	772,286	$67,899,137

MEXICO - 2.8%
Grupo Televisa S.A. (ADR)	11,192,100	222,722,790
Wal-Mart de Mexico S.A. de C.V., Series V(1)	54,915,600	145,341,446

		368,064,236
NETHERLANDS - 6.2%
ASML Holding N.V.(1)	10,891,359	222,397,886
ASML Holding N.V., NY Shares(1)	1,727,200	35,183,064
Fortis	9,971,201	355,741,025
ING Groep N.V.	4,751,479	187,713,319
Koninklijke Ahold N.V.(1)	3,886,432	30,566,411

		831,601,705
NORWAY - 1.9%
SeaDrill, Ltd.(1)	7,468,800	102,568,359
Stolt Offshore S.A.(1)(2)	9,731,700	152,948,776

		255,517,135
PORTUGAL - 0.8%
Banco Comercial Portugues, S.A.	32,161,634	102,504,405

RUSSIA - 3.4%
AFK Sistema (GDR)(3)	1,387,877	33,864,199
LUKOIL (ADR)	4,246,212	354,134,081
RAO Unified Energy System (GDR)	1,013,111	69,195,481

		457,193,761
SINGAPORE - 2.6%
Keppel Corporation Limited	17,634,500	150,605,626
Singapore Airlines Limited	22,558,900	195,454,157

		346,059,783
SOUTH KOREA - 4.7%
Hana Financial Group Inc.	2,893,124	136,973,759
Kookmin Bank	3,539,065	305,606,786
Shinhan Financial Group Co., Ltd.	4,206,700	188,340,315

		630,920,860
SPAIN - 1.2%
Industria de Diseno Textil, S.A.	2,733,417	105,502,804
Promotora de Informaciones, S.A.	2,763,982	51,080,334

		156,583,138
SWITZERLAND - 10.9%
Adecco S.A.	2,277,595	127,275,569
Nestle S.A.	933,705	277,178,564
Nobel Biocare Holding AG	150,022	33,401,515
Novartis AG	2,558,895	142,308,049
Roche Holding AG	1,408,119	209,654,354
Swiss Re	2,731,592	190,885,614
Synthes, Inc.	31,784	3,486,451
UBS AG	4,247,942	466,617,033

		1,450,807,149

	Shares Held	Value

UNITED KINGDOM - 5.8%
Barclays PLC	8,169,644	$95,596,132
Cadbury Schweppes PLC	11,149,819	110,806,040
Carnival PLC	2,025,544	99,592,745
Centrica PLC	10,649,823	52,085,924
Kingfisher PLC	54,631,180	227,324,208
Smith & Nephew PLC	2,545,850	22,602,335
William Morrison Supermarkets PLC	39,051,158	128,910,147
WPP Group PLC	2,884,771	34,607,850

		771,525,381

Total common and preferred stocks (Cost $9,364,285,717)		13,166,607,206

	Par Amount
SHORT-TERM INVESTMENTS (CASH EQUIVALENTS) - 1.3%
Repurchase agreement with State Street Bank and Trust Company, 4.50%, dated 3/31/06, due 4/3/06, maturity value $170,906,066, collateralized by $101,510,500 market value Federal Home Loan Mortgage Corporation Note, 5.50%, due 11/16/15, and $72,750,000 market value Federal Home Loan Mortgage Corporation Note, 4.75%, due 1/19/16 (Cost $170,842,000)	$170,842,000	170,842,000

Total investments - 100.1% (Cost $9,535,127,717)		13,337,449,206

Other assets less liabilities - (0.1%)		(10,070,598)

Total net assets - 100.0%(4)		$13,327,378,608

(1)	Non-income producing security.
(2)	Affiliated company as defined by the Investment Company Act of 1940. See Note (6) in Notes to Financial Statements.
(3)	Valued at a fair value in accordance with procedures established by the Board of Directors of Artisan Funds. In total, securities valued at a fair value were $33,864,199 or 0.3% of total net assets.
(4)	Percentages for the various classifications relate to total net assets.

(ADR) American Depository Receipt

(GDR) Global Depository Receipt

8

EIGHT

PORTFOLIO DIVERSIFICATION - MARCH 31, 2006 (Unaudited)
	Value	Percentage
Consumer Discretionary	$2,061,973,569	15.5%
Consumer Staples	1,164,732,075	8.7
Energy	1,241,637,700	9.3
Financials	4,869,788,947	36.5
Healthcare	612,294,527	4.6
Industrials	1,476,128,380	11.1
Information Technology	672,480,527	5.1
Telecommunication Services	402,646,022	3.0
Utilities	664,925,459	5.0

Total common and preferred stocks	13,166,607,206	98.8
Short-term investments	170,842,000	1.3

Total investments	13,337,449,206	100.1
Other assets less liabilities	(10,070,598)	(0.1)

Total net assets	$13,327,378,608	100.0%

CURRENCY EXPOSURE - MARCH 31, 2006 (Unaudited)
	Value	Percentage of Total Investments
British pound	$771,525,381	5.8%
Canadian dollar	206,804,598	1.5
Danish krone	22,730,354	0.2
Euro	4,705,915,992	35.3
Hong Kong dollar	571,670,811	4.3
Japanese yen	3,222,757,293	24.2
Mexican peso	145,341,446	1.1
Norwegian krone	255,517,135	1.9
Singapore dollar	346,059,783	2.6
South Korean won	630,920,860	4.7
Swiss franc	1,450,807,149	10.9
US dollar	1,007,398,404	7.5

Total investments	$13,337,449,206	100.0%

The accompanying notes are an integral part of the financial statements.

9

NINE

ARTISAN MID CAP FUND

Schedule of Investments – March 31, 2006 (Unaudited)

	Shares Held	Value

COMMON STOCKS - 98.1%

AUTO & TRANSPORTATION - 2.4%
Air Transport - 1.4%
Expeditors International of Washington, Inc.	974,500	$84,187,055

Auto Parts: Original Equipment - 0.5%
BorgWarner Inc.	543,000	32,601,720

Railroad Equipment - 0.5%
Westinghouse Air Brake Technologies Corporation	982,400	32,026,240

CONSUMER DISCRETIONARY - 19.2%
Advertising Agencies - 0.9%
aQuantive, Inc.(1)	777,700	18,307,058
Clear Channel Outdoor Holdings, Inc.(1)	1,633,500	38,305,575

		56,612,633
Consumer Electronics - 4.1%
Electronic Arts Inc.(1)	2,035,700	111,393,504
VeriSign, Inc.(1)	2,690,100	64,535,499
Yahoo! Inc.(1)	2,356,000	76,004,560

		251,933,563
Radio & TV Broadcasters - 0.3%
XM Satellite Radio Holdings Inc., Class A(1)	691,900	15,408,613

Restaurants - 1.4%
P.F. Chang’s China Bistro, Inc.(1)	800,400	39,451,716
YUM! Brands, Inc.	920,600	44,980,516

		84,432,232
Retail - 4.6%
Chico’s FAS, Inc.(1)	1,889,468	76,787,979
Dick’s Sporting Goods, Inc.(1)	340,000	13,487,800
Kohl’s Corporation(1)	1,653,200	87,636,132
Office Depot, Inc.(1)	1,239,500	46,158,980
The TJX Companies, Inc.	1,812,700	44,991,214
Urban Outfitters, Inc.(1)	642,200	15,759,588

		284,821,693

	Shares Held	Value

CONSUMER DISCRETIONARY (CONTINUED)
Services: Commercial - 6.4%
ChoicePoint Inc.(1)	337,700	$15,112,075
Getty Images, Inc.(1)	1,253,600	93,869,568
Hewitt Associates, Inc., Class A(1)	2,275,000	67,658,500
Iron Mountain Incorporated(1)	1,885,800	76,827,492
NutriSystem, Inc.(1)	366,900	17,435,088
Resources Connection, Inc.(1)	959,200	23,893,672
Robert Half International Inc.	2,671,105	103,131,364

		397,927,759
Textiles Apparel Manufacturers - 0.8%
Polo Ralph Lauren Corporation, Class A	855,700	51,863,977

Toys - 0.7%
Marvel Entertainment, Inc.(1)(2)	2,280,400	45,881,648

CONSUMER STAPLES - 1.3%
Beverage: Brewers (Wineries) - 1.3%
Constellation Brands, Inc., Class A(1)	3,246,900	81,334,845

FINANCIAL SERVICES - 12.4%
Banks: Outside New York City - 2.4%
Investors Financial Services Corp.	1,392,100	65,247,727
Northern Trust Corporation	1,596,500	83,816,250

		149,063,977
Diversified Financial Services - 0.7%
CB Richard Ellis Group, Inc.(1)	563,400	45,466,380

Finance: Small Loan - 0.9%
The First Marblehead Corporation	1,244,900	53,841,925

Financial Data Processing Services & Systems - 2.4%
Alliance Data Systems Corporation(1)	1,335,900	62,480,043
CheckFree Corporation(1)	1,674,900	84,582,450

		147,062,493
Financial Information Services - 0.7%
Equifax Inc.	1,225,000	45,619,000

Financial Miscellaneous - 2.1%
MGIC Investment Corporation	1,346,400	89,710,632
Willis Group Holdings Limited	1,070,100	36,661,626

		126,372,258

10

TEN

	Shares Held	Value

FINANCIAL SERVICES (CONTINUED)
Insurance: Multi-Line - 1.8%
Aon Corporation	2,597,500	$107,822,225

Savings & Loan - 0.5%
Golden West Financial Corporation	478,000	32,456,200

Securities Brokerage & Services - 0.9%
The Bear Stearns Companies Inc.	270,700	37,546,090
Lazard Ltd, Class A	345,600	15,292,800

		52,838,890
HEALTHCARE - 17.7%
Biotechnology Research & Production - 4.1%
Celgene Corporation(1)	825,200	36,490,344
Genzyme Corporation(1)	1,166,000	78,378,520
Invitrogen Corporation(1)	392,000	27,490,960
Millipore Corporation(1)	778,900	56,906,434
Neurocrine Biosciences, Inc.(1)	486,900	31,424,526
PDL BioPharma, Inc.(1)	531,300	17,426,640
Threshold Pharmaceuticals, Inc.(1)	312,500	4,684,375

		252,801,799
Drugs & Pharmaceuticals - 4.4%
Allergan, Inc.	930,300	100,937,550
AmerisourceBergen Corporation	1,632,500	78,800,775
Forest Laboratories, Inc.(1)	1,000,200	44,638,926
Shire PLC (ADR)(3)	987,300	45,899,577

		270,276,828
Electronics: Medical Systems - 2.4%
Intuitive Surgical, Inc.(1)	206,900	24,414,200
Varian Medical Systems, Inc.(1)	2,211,500	124,197,840

		148,612,040
Health Care Facilities - 0.6%
Laboratory Corporation of America Holdings(1)	576,400	33,707,872

Health Care Management Services - 1.4%
Cerner Corporation(1)	1,795,500	85,196,475

Medical & Dental Instruments & Supplies - 3.3%
Fisher Scientific International Inc.(1)	1,751,900	119,216,795
Gen-Probe Incorporated(1)	917,400	50,567,088
St. Jude Medical, Inc.(1)	657,400	26,953,400
Ventana Medical Systems, Inc.(1)	159,800	6,674,846

		203,412,129
Medical Services - 1.5%
Coventry Health Care, Inc.(1)	1,736,450	93,733,571

	Shares Held	Value

MATERIALS & PROCESSING - 7.3%
Agriculture Fishing & Ranching - 0.6%
Bunge Limited	709,800	$39,542,958

Chemicals - 1.9%
Ecolab Inc.	3,070,200	117,281,640

Diversified Materials & Processing - 0.8%
American Standard Companies Inc.	1,162,400	49,820,464

Engineering & Contracting Services - 0.6%
Quanta Services, Inc.(1)	2,401,400	38,470,428

Metal Fabricating - 2.1%
Precision Castparts Corp.	2,181,100	129,557,340

Real Estate - 1.3%
The St. Joe Company	1,262,900	79,360,636

OTHER - 2.6%
Multi-Sector Companies - 2.6%
ITT Industries, Inc.	924,800	51,992,256
McDermott International, Inc.(1)	1,982,400	107,941,680

		159,933,936
OTHER ENERGY - 5.8%
Coal - 1.8%
CONSOL Energy Inc.	859,300	63,725,688
Peabody Energy Corporation	966,900	48,741,429

		112,467,117
Machinery: Oil Well Equipment & Services - 4.0%
Cooper Cameron Corporation(1)	1,920,600	84,660,048
Smith International, Inc.	4,234,000	164,956,640

		249,616,688
PRODUCER DURABLES - 4.9%
Diversified Production - 1.1%
Danaher Corporation	1,107,100	70,356,205

Electrical Equipment & Components - 0.9%
Cooper Industries, Ltd., Class A	622,000	54,051,800

Identification Control & Filter Devices - 1.9%
Agilent Technologies, Inc.(1)	1,668,800	62,663,440
Roper Industries, Inc.	1,064,700	51,776,361

		114,439,801

11

ELEVEN

	Shares Held	Value

PRODUCER DURABLES (CONTINUED)
Machinery: Industrial/Specialty - 1.0%
Joy Global Inc.	1,077,313	$64,390,998

TECHNOLOGY - 21.9%
Communications Technology - 3.3%
Comverse Technology, Inc.(1)	1,945,200	45,770,556
Corning Incorporated(1)	1,727,100	46,476,261
Juniper Networks, Inc.(1)	5,861,700	112,075,704

		204,322,521
Computer Services Software & Systems - 3.4%
Adobe Systems Incorporated(1)	901,756	31,489,320
Autodesk, Inc.(1)	1,252,800	48,257,856
Cadence Design Systems, Inc.(1)	1,768,600	32,701,414
Cognizant Technology Solutions Corporation, Class A(1)	539,000	32,065,110
F5 Networks, Inc.(1)	421,500	30,554,535
NAVTEQ Corporation(1)	683,200	34,604,080

		209,672,315
Computer Technology - 3.9%
Intermec, Inc.(1)	2,956,800	90,211,968
Network Appliance, Inc.(1)	2,282,500	82,238,475
RSA Security Inc.(1)	883,600	15,851,784
SanDisk Corporation(1)	564,600	32,475,792
Trident Microsystems, Inc.(1)	694,300	20,176,358

		240,954,377
Electronics - 1.0%
Avid Technology, Inc.(1)	858,100	37,293,026
FLIR Systems, Inc.(1)	804,200	22,847,322

		60,140,348
Electronics: Semi-Conductors/ Components - 8.3%
Advanced Micro Devices, Inc.(1)	2,459,100	81,543,756
Broadcom Corporation, Class A(1)	1,503,150	64,875,954
Freescale Semiconductor, Inc., Class A(1)	3,781,600	105,166,296
Jabil Circuit, Inc.(1)	2,033,400	87,151,524
Marvell Technology Group Ltd.(1)	1,116,300	60,391,830
Maxim Integrated Products, Inc.	2,232,700	82,944,805
Microchip Technology Incorporated	872,000	31,653,600

		513,727,765
Electronics: Technology - 2.0%
Rockwell Automation, Inc.	1,062,100	76,375,611
Trimble Navigation Limited(1)	1,018,800	45,896,940

		122,272,551

	Shares Held	Value

UTILITIES - 2.6%
Utilities: Gas Distributors - 1.1%
Kinder Morgan, Inc.	738,600	$67,943,814

Utilities: Telecommunications - 1.5%
NII Holdings, Inc.(1)	1,588,400	93,667,948

Total common stocks (Cost $4,581,759,264)		6,059,307,690
	Par Amount
SHORT-TERM INVESTMENTS (CASH EQUIVALENTS) - 2.9%
Repurchase agreement with State Street Bank and Trust Company, 4.50%, dated 3/31/06, due 4/3/06, maturity value $179,885,432, collateralized by $183,418,454 market value Federal National Mortgage Association Note, 5.80%, due 2/9/26 (Cost $179,818,000)	$179,818,000	179,818,000

Total investments - 101.0% (Cost $4,761,577,264)		6,239,125,690

Other assets less liabilities - (1.0%)		(64,395,882)

Total net assets - 100.0%(4)		$6,174,729,808

(1)	Non-income producing security.
(2)	Affiliated company as defined by the Investment Company Act of 1940. See Note (6) in Notes to Financial Statements.
(3)	The Fund considers the issuer to be from the United Kingdom. See the Fund’s Statement of Additional Information for information on how a particular country is assigned. The security trades on a U.S. exchange.
(4)	Percentages for the various classifications relate to total net assets.

(ADR) American Depository Receipt

The accompanying notes are an integral part of the financial statements.

12

TWELVE

ARTISAN FUNDS, INC.

Statements of Assets and Liabilities – March 31, 2006 (Unaudited)

	INTERNATIONAL	MID CAP
ASSETS:
Investments in securities, unaffiliated, at value	$13,013,658,430	$6,013,426,042
Investments in securities, affiliated, at value	152,948,776	45,881,648
Short-term investments (repurchase agreements), at value	170,842,000	179,818,000

Total investments	13,337,449,206	6,239,125,690
Cash	153	252
Foreign currency	4,580,265	-
Receivable from investments sold	214,265,992	13,741,357
Receivable from fund shares sold	21,089,834	9,728,003
Dividends and interest receivable	17,994,655	1,778,362
Other assets	15,456	7,631

Total assets	13,595,395,561	6,264,381,295
LIABILITIES:
Payable for investments purchased	165,393,793	61,982,645
Unrealized net loss on foreign currency forward contracts	98,062	-
Payable for fund shares redeemed	98,433,709	25,460,765
Payable for operating expenses	2,773,971	2,200,446
Payable for withholding taxes	1,301,962	-
Payable for deferred directors’ fees	15,456	7,631

Total liabilities	268,016,953	89,651,487

Total net assets	$13,327,378,608	$6,174,729,808

NET ASSETS CONSIST OF:
Fund shares issued and outstanding	$9,330,909,077	$4,365,399,958
Net unrealized appreciation (depreciation) on investments and foreign currency related transactions	3,802,394,870	1,477,548,426
Accumulated undistributed net investment income (loss)	(112,745,572)	(12,071,067)
Accumulated undistributed net realized gains on investments and foreign currency related transactions	306,820,233	343,852,491

	$13,327,378,608	$6,174,729,808

SUPPLEMENTARY INFORMATION:
Net assets
Investor Shares	$9,157,591,165	$5,219,637,369
Institutional Shares	$4,169,787,443	$955,092,439
Shares outstanding (Indefinite number of shares authorized, $0.01 par value)
Investor Shares	327,047,560	157,156,853
Institutional Shares	148,183,573	28,368,472
Net asset value, offering price and redemption price per share
Investor Shares	$28.00	$33.21
Institutional Shares	$28.14	$33.67
Cost of securities of unaffiliated issuers held	$9,427,036,028	$4,718,259,259
Cost of securities of affiliated issuers held	$108,091,689	$43,318,005
Cost of foreign currency	$4,587,637	$-

The accompanying notes are an integral part of the financial statements.

13

THIRTEEN

ARTISAN FUNDS, INC.

Statements of Operations – For the Six Months Ended March 31, 2006 (Unaudited)

	INTERNATIONAL	MID CAP
INVESTMENT INCOME:
Interest	$3,201,874	$3,589,267
Dividends, from unaffiliated issuers(1)	45,387,713	18,436,548
Dividends, from affiliated issuers(1)	1,523,092	-
Securities lending	1,395,872	-

Total investment income	51,508,551	22,025,815
EXPENSES:
Advisory fees	56,142,360	27,869,765
Transfer agent fees
Investor Shares	7,272,726	5,264,527
Institutional Shares	13,377	11,258
Shareholder communications
Investor Shares	495,160	447,327
Institutional Shares	40,307	10,734
Custodian fees	3,332,552	109,523
Accounting fees	37,939	33,647
Professional fees	222,461	89,465
Less insurance recoveries(2)	(197,947)	-

Net professional fees	24,514	89,465
Registration fees
Investor Shares	65,603	36,248
Institutional Shares	9,698	9,343
Directors’ fees	258,153	128,663
Other operating expenses	552,592	86,382

Total operating expenses	68,244,981	34,096,882

Net investment income (loss)	(16,736,430)	(12,071,067)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gain (loss) on:
Investments(1)	941,465,807	452,597,823
Foreign currency related transactions	(3,245,721)	-

	938,220,086	452,597,823
Net increase (decrease) in unrealized appreciation or depreciation on:
Investments	996,637,082	261,643,388
Foreign currency related transactions	392,229	-

	997,029,311	261,643,388

Net gain (loss) on investments and foreign currency related transactions	1,935,249,397	714,241,211

Net increase (decrease) in net assets resulting from operations	$1,918,512,967	$702,170,144

(1) Fund	Net of foreign taxes withheld on dividends, unaffiliated issuers	Net of foreign taxes withheld on dividends, affiliated issuers	Including net realized gain on investments from affiliated issuers
International	$4,734,119	$114,641	$6,196,006
Mid Cap	968	-	13,461

(2) For the six months ended March 31, 2006, International Fund incurred $222,461 in total professional fees. As described in Note 9 in Notes to Financial Statements, $197,947 in insurance recoveries were received relating to reimbursement of litigation defense costs, and were recorded as a reduction to professional fees during the six months ended March 31, 2006.

The accompanying notes are an integral part of the financial statements.

14

FOURTEEN

ARTISAN FUNDS, INC.

Statements of Changes in Net Assets

	INTERNATIONAL		MID CAP
	Six Months Ended 3/31/2006(1)	Year Ended 9/30/2005	Six Months Ended 3/31/2006(1)	Year Ended 9/30/2005
OPERATIONS:
Net investment income (loss)	$(16,736,430)	$109,690,495	$(12,071,067)	$(34,016,944)
Net realized gain (loss) on:
Investments	941,465,807	951,444,475	452,597,823	344,210,655
Foreign currency related transactions	(3,245,721)	(4,798,062)	-	-
Net increase (decrease) in unrealized appreciation or depreciation on:
Investments	996,637,082	1,532,135,303	261,643,388	617,698,766
Foreign currency related transactions	392,229	(380,101)	-	-

Net increase in net assets resulting from operations	1,918,512,967	2,588,092,110	702,170,144	927,892,477

DISTRIBUTIONS PAID TO SHAREHOLDERS:
Net investment income:
Investor Shares	(129,259,816)	(39,392,658)	-	-
Institutional Shares	(71,446,014)	(29,943,284)	-	-
Net realized gains on investment transactions:
Investor Shares	-	-	(209,469,474)	-
Institutional Shares	-	-	(41,213,795)	-

Total distributions paid to shareholders	(200,705,830)	(69,335,942)	(250,683,269)	-

FUND SHARE ACTIVITIES:
Net increase (decrease) in net assets resulting from fund share activities	(65,428,096)	(596,036,624)	(132,140,871)	(151,207,182)

Total increase (decrease) in net assets	1,652,379,041	1,922,719,544	319,346,004	776,685,295

Net assets, beginning of period	11,674,999,567	9,752,280,023	5,855,383,804	5,078,698,509

Net assets, end of period	$13,327,378,608	$11,674,999,567	$6,174,729,808	$5,855,383,804

Accumulated undistributed net investment income (loss)	$(112,745,572)	$104,696,688	$(12,071,067)	$-

(1)	Unaudited.

The accompanying notes are an integral part of the financial statements.

15

FIFTEEN

ARTISAN FUNDS, INC.

Financial Highlights – For a share outstanding throughout each period

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of a Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

Year or Period Ended		Net Asset Value Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss) on Investments		Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains

ARTISAN INTERNATIONAL FUND
Institutional Shares
3/31/2006	(5)	$24.54	$(0.02)	$4.08		$4.06	$(0.46)	$-
9/30/2005		19.44	0.25	5.01		5.26	(0.16)	-
9/30/2004		16.63	0.16	2.86		3.02	(0.21)	-
9/30/2003	(6)	15.71	0.03	0.89		0.92	-	-
6/30/2003		18.24	0.25	(2.65)		(2.40)	(0.13)	-
6/30/2002		19.62	0.18	(1.46)		(1.28)	(0.10)	-
6/30/2001		30.22	0.16	(7.21)		(7.05)	-	(3.55)

ARTISAN MID CAP FUND
Institutional Shares
3/31/2006	(5)	$31.21	$(0.03)	$3.82		$3.79	$-	$(1.33)
9/30/2005		26.38	(0.12)	4.95		4.83	-	-
9/30/2004		23.28	(0.14)	3.24		3.10	-	-
9/30/2003	(6)	21.96	(0.03)	1.35		1.32	-	-
6/30/2003		22.24	(0.07)	(0.21	)(7)	(0.28)	-	-
6/30/2002		26.48	(0.13)	(4.11)		(4.24)	-	-
6/30/2001		27.57	(0.08)	0.02	(7)	(0.06)	-	(1.03)

(1)	Computed based on average shares outstanding.
(2)	Periods less than twelve months (where applicable) are not annualized.
(3)	Periods less than twelve months (where applicable) are annualized.
(4)	The ratios of expenses to average net assets and net investment income (loss) to average net assets exclude expenses waived or paid by the Adviser or the Board of Directors. Absent expenses waived or paid by the Adviser or the Board of Directors, the ratios of expenses to average net assets and net investment income (loss) to average net assets would have been as follows:

Fund	Year or Period Ended	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets
International Institutional Shares	9/30/2003	1.00%	0.73%
Mid Cap Institutional Shares	9/30/2003	0.98	(0.59)

16

SIXTEEN

Total Distributions	Net Asset Value End of Period	Total Return(2)	Net Assets End of Period (millions)	Ratio of Expenses to Average Net Assets(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(3)(4)	Portfolio Turnover Rate(2)

$(0.46)	$28.14	16.83%	$4,169.8	1.00%	(0.15)%	28.82%
(0.16)	24.54	27.21	3,988.1	0.99	1.11	56.15
(0.21)	19.44	18.31	3,622.1	1.01	0.85	54.96
-	16.63	5.86	3,354.7	1.00	0.73	15.23
(0.13)	15.71	(13.09)	2,975.0	1.01	1.68	37.13
(0.10)	18.24	(6.52)	2,062.0	1.01	1.01	50.67
(3.55)	19.62	(24.53)	1,486.6	1.03	0.70	72.01

$(1.33)	$33.67	12.43%	$955.1	0.95%	(0.21)%	37.69%
-	31.21	18.35	981.3	0.95	(0.40)	83.00
-	26.38	13.27	1,036.0	0.96	(0.54)	101.09
-	23.28	6.06	929.6	0.98	(0.59)	26.52
-	21.96	(1.26)	829.0	1.00	(0.36)	102.85
-	22.24	(16.04)	449.8	1.02	(0.56)	121.14
(1.03)	26.48	(0.38)	212.2	1.08	(0.29)	153.95

(5)	Unaudited. For the six months ended March 31, 2006.
(6)	For the period from July 1, 2003 to September 30, 2003. Artisan Funds changed its fiscal year-end from June 30 to September 30 effective September 30, 2003.
(7)	The amount shown may not correlate with the aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of fund shares.

The accompanying notes are an integral part of the financial statements.

17

SEVENTEEN

ARTISAN FUNDS, INC.

Notes to Financial Statements — March 31, 2006 (Unaudited)

(1)	Organization:

Artisan Funds, Inc. (“Artisan Funds”) was incorporated on January 5, 1995, as a Wisconsin corporation and is registered under the Investment Company Act of 1940, as amended. Artisan Funds is a series comprised of eight open-end, diversified mutual funds. Each Fund’s investment objective is to seek long-term capital growth.

The Funds offer shares of capital stock of two classes – Institutional Shares and Investor Shares. Each Fund has offered Investor Shares since the commencement of operations. International Fund and Mid Cap Fund began offering Institutional Shares on July 1, 1997 and July 1, 2000, respectively. Institutional Shares are sold to institutional investors meeting certain minimum investment requirements. Each class of shares has equal rights with respect to portfolio assets and voting privileges. Each class has exclusive voting rights with respect to any matters involving only that class. Income, expenses not specific to either class and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares. Expenses attributable to a particular class of shares, such as transfer agency fees, shareholder communication expenses and registration fees, are allocated directly to that class.

(2)	Summary of significant accounting policies:

The following is a summary of significant accounting policies of the Funds in effect during the period covered by the financial statements, which are in accordance with United States generally accepted accounting principles.

(a)	Security valuation – The net asset value (“NAV”) of the shares of each class of each Fund was determined as of the close of regular session trading on the New York Stock Exchange (“NYSE”) (usually 4:00 p.m., Eastern Time, but sometimes earlier) each day the NYSE was open for regular session trading. The NAV of each class of shares was determined by dividing the value of each Fund’s securities and other assets attributed to that class, less its liabilities attributed to that class, by the number of outstanding shares of that class of that Fund.

In determining NAV, each equity security traded on a securities exchange, including the Nasdaq Stock Market, was valued at the closing price as of the time of valuation on the exchange or market on which the security was principally traded (the “principal exchange”). The closing price provided by each exchange may differ and may represent information such as last sales price, an official closing price, a closing auction price or other information,

18

EIGHTEEN

NOTES TO FINANCIAL STATEMENTS

depending on exchange or market convention. Absent closing price information for a security from the principal exchange as of the time of valuation, the security was valued using the most recent bid quotation on the principal exchange, except that securities listed on the London Stock Exchange were valued at the mean of the most recent bid and asked quotations as of the time of valuation. Short-term investments maturing within sixty days of the valuation date were valued at amortized cost, which approximates market.

Securities for which prices were not readily available were valued by Artisan Funds’ valuation committee (the “valuation committee”) at a fair value determined in good faith under procedures established by and under the general supervision of Artisan Funds’ Board of Directors (the “Board of Directors”). A price was considered to be not readily available if, among other things, the valuation committee believed that the price determined as described in the preceding paragraph did not reflect a fair value of the security.

International Fund generally invests a significant portion, and perhaps as much as substantially all, of its total assets in securities principally traded in markets outside the U.S. Mid Cap Fund has the ability to invest in securities principally traded outside the U.S., but did not do so during the six months ended March 31, 2006. The foreign markets in which the Funds may invest are sometimes open on days when the NYSE is not open and the Funds do not calculate their NAVs, and sometimes are not open on days when the Funds do calculate their NAVs. Even on days on which both the foreign market and the NYSE are open, several hours may have passed between the time when trading in the foreign market closed and the time as of which the Funds calculate their NAVs. That is generally the case for markets in Europe, Asia, Australia and other far eastern markets; the regular closing time of foreign markets in North and South America is generally the same as the closing time of the NYSE and the time as of which the Funds calculate their NAVs.

The valuation committee concluded that a price determined under the Funds’ valuation procedures was not readily available if, among other things, the valuation committee believed that the value of the security might have been materially affected by events occurring after the close of the market in which the security was principally traded but before the time for determination of NAV (“subsequent event”). A subsequent event might include a company-specific development (for example, announcement of a merger that is made after the close of the foreign market), a development that might affect an entire market or region (for example, imposition of foreign exchange controls by a foreign government) or a potentially global development (such as a terrorist attack that may be expected to have an impact on investor

19

NINETEEN

NOTES TO FINANCIAL STATEMENTS

expectations worldwide) or a significant change in one or more United States securities indexes. Artisan Funds monitored for subsequent events using several tools, including the use of a third party research service to assist in determining estimates of fair values for foreign securities. That service utilized statistical data based on historical performance of securities, markets and other data in developing factors used to estimate a fair value. An indication by any of those tools of a potential material change in the value of securities results in either a meeting of the valuation committee, which considers whether a subsequent event has occurred and whether local market closing prices continue to represent fair values for potentially affected non-U.S. securities, and/or a valuation based on information provided by the third party research service.

Estimates of fair values utilized by the Funds as described above may differ from the value realized on the sale of those securities and the differences may be material to the NAV of the applicable Fund or to the information presented.

(b)	Income taxes – No provision has been made for federal income taxes since each Fund intends to (i) comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and (ii) distribute to its shareholders substantially all of its taxable income as well as net realized gains from the sale of investment securities. The Funds may utilize earnings and profits distributed to shareholders on redemptions of Fund shares as part of the dividends paid deduction.

(c)	Portfolio transactions – Security transactions and shareholder transactions are accounted for no later than one business day after trade date. However, for financial reporting purposes, security transactions and shareholder transactions are recorded on trade date in accordance with United States generally accepted accounting principles. Net realized gains and losses on securities are computed on specific security lot identification.

(d)

Foreign currency translation – Values of investments, open foreign currency forward contracts, payables for capital gains taxes and cash denominated in foreign currencies were translated into U.S. dollars using a spot market rate of exchange as of the time of determination of each Fund’s NAV on the day of valuation. Payables and receivables for securities transactions, dividend and reclaim receivables and other receivables and payables denominated in a foreign currency were translated into U.S. dollars using a spot market rate of exchange as of 12:00 p.m. (Eastern Time) on the day of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using a spot market rate of exchange as of 12:00 p.m. (Eastern

20

TWENTY

NOTES TO FINANCIAL STATEMENTS

Time) on the date of such transactions. The portion of security gains or losses resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate, for both financial and tax purposes.

International Fund may enter into foreign currency forward contracts to hedge the foreign currency exposure on open payables and receivables. The foreign currency forward contracts are recorded at market value and any related realized and unrealized gains and losses are reported as foreign currency related transactions for financial reporting purposes. For tax purposes, these foreign exchange gains and losses are treated as ordinary income or loss. International Fund could be exposed to loss if the counterparties fail to perform under these contracts.

Other foreign currency related transaction gains and losses may result from currency gains and losses realized from the difference between the amounts of dividends and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. The net increase (decrease) in unrealized appreciation or depreciation on foreign currency related transactions arise from changes in the values of assets and liabilities, other than investments in securities, resulting from changes in foreign exchange rates.

(e)	Repurchase agreements – Each Fund may enter into repurchase agreements with institutions that Artisan Partners Limited Partnership (“the Adviser”) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Repurchase agreements are recorded at cost plus accrued interest and are collateralized in an amount greater than or equal to the repurchase price plus accrued interest. Collateral is held by the Funds’ custodian and in the event of default on the obligation of the counterparty to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the proceeds from any sale of such collateral were less than the repurchase price, the Fund would suffer a loss.

(f)

Securities lending – Each Fund may enter into securities lending transactions. During the six months ended March 31, 2006, International Fund earned $1,395,872 from securities lending transactions. When securities are on loan, the Fund does not receive dividends on the securities loaned, but receives compensation from the borrower in lieu of such dividends. The loans are secured by collateral at least equal, at all times, to the fair value of the securities loaned. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the applicable Fund. As of March 31, 2006, there were no securities on loan. Each

21

TWENTY-ONE

NOTES TO FINANCIAL STATEMENTS

Fund’s risks in entering into securities lending arrangements are that the borrower may not provide additional collateral when required or return the securities when due or, if the borrower defaults, the Fund may experience delays in selling collateral or the collateral may not be sufficient to cover the value of securities lent.

(g)	Commission recapture – Each of the Funds may direct portfolio trades to various brokers that have agreed to rebate a portion of the commissions generated. Such cash rebates are made directly to the applicable Fund and are included in net realized gain or loss on investments in the Statements of Operations as follows:

International	$2,013,550
Mid Cap	358,180

(h)	Use of estimates – The preparation of financial statements in conformity with United States generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(i)	Indemnifications – In the normal course of business, the Funds enter into contracts in which the Funds agree to indemnify the other party or parties against various potential costs or liabilities. The Funds’ maximum exposure under these arrangements is unknown. No claim has been made for indemnification pursuant to any such agreement of the Funds.

(j)	Other – Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date, except that certain dividends from private placements and foreign securities are recorded as soon after the ex-dividend date as the information becomes available to the Funds. Non-cash dividends included in dividend income, if any, are generally recorded at the fair market value of securities received. Interest income is reported on the accrual basis. Distributions to shareholders are recorded on the ex-dividend date. Expenses attributable to Artisan Funds are generally allocated to each Fund based on net assets. Expenses attributable to a particular Fund are allocated directly to that Fund.

The character of income and net realized gains and losses may differ for financial statement and tax purposes and may result in reclassification of permanent differences among certain capital accounts to more appropriately conform financial accounting to tax characterizations of dividend distributions.

22

TWENTY-TWO

NOTES TO FINANCIAL STATEMENTS

International Fund generally imposes a 2% redemption fee on shares held 90 days or less. Those redemption fees are recorded as a reduction in the cost of shares redeemed and have the primary effect of increasing paid-in capital.

(3)	Transactions with affiliates:

The Adviser, with which the officers and a director of Artisan Funds are affiliated, provides investment advisory and administrative services to the Funds. In exchange for those services, each Fund (with the exception of International Fund after November 30, 2005) pays a monthly management fee to the Adviser as follows:

Average Daily Net Assets	Annual Rate
Less than $500 million	1.000%
$500 million to $750 million	0.975
$750 million to $1 billion	0.950
Greater than $1 billion	0.925

Effective December 1, 2005, International Fund pays a monthly management fee to the Advisor as follows:

Average Daily Net Assets	Annual Rate
Less than $500 million	1.000%
$500 million to $750 million	0.975
$750 million to $1 billion	0.950
$1 billion to $12 billion	0.925
Greater than $12 billion	0.900

The officers and director of Artisan Funds who are affiliated with the Adviser receive no compensation from the Funds.

Each director who is not an interested person of Artisan Funds or the Adviser receives an annual retainer of $130,000, payable quarterly, as well as reimbursement of expenses related to his duties as a director of Artisan Funds. In addition, the non- interested chair of the board of directors receives an additional annual retainer of $60,000, payable quarterly, and each chair of a board committee who is a non-interested director receives an additional annual retainer of $30,000, payable quarterly. Those fees were generally allocated to each Fund based on net assets, subject to a minimum allocation of $1,500 to each Fund per quarter.

The Board of Directors has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. For purposes of determining the amount owed to the Directors under the plan, deferred amounts are invested in shares of the Artisan Funds as selected by the individual directors. Each Fund purchases shares of the funds selected for deferral by the director in

23

TWENTY-THREE

NOTES TO FINANCIAL STATEMENTS

amounts equal to his investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other assets” on the Statement of Assets and Liabilities. Deferral of directors’ fees under the plan will not affect the net assets of the Funds, and will not materially affect the Funds’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the Plan.

Shares of Artisan Funds are offered for sale by Artisan Distributors LLC (“Distributors”). Distributors is wholly owned by the Adviser. All distribution expenses relating to the Funds are paid by the Adviser.

(4)	Line of credit arrangements:

Artisan Funds is party to a line of credit agreement with State Street Bank and Trust Company, under which each Fund may borrow up to the lesser of (a) $75 million or (b) the lesser of (i) 10% of its total assets (after giving effect to the loan) or (ii) the maximum amount the Fund may borrow under the Investment Company Act, the limitations included in the Fund’s prospectus, or any limit or restriction under any law or regulation to which the Fund is subject or any agreement to which the Fund or Artisan Funds is a party; provided that the aggregate borrowings by all Funds may not exceed $100 million. Artisan Funds pays a commitment fee at the annual rate of 0.10% on the unused portion of the line of credit. Interest is charged on any borrowings at the current Federal Funds rate plus 0.50%. The use of the line of credit is generally restricted to temporary borrowing for extraordinary or emergency purposes. During the six months ended March 31, 2006, there were no borrowings under the line of credit.

(5)	Investment transactions:

The cost of securities purchased and the proceeds from the sale of securities (excluding short-term securities) for the six months ended March 31, 2006 were as follows:

Fund	Security Purchases	Security Sales
International	$3,467,074,539	$3,761,146,250
Mid Cap	2,194,942,383	2,554,585,756

(6)	Transactions in securities of affiliates:

The table below shows information about securities of the Funds’ “affiliates” (as defined below) that were held by the Funds, purchased or sold by the Funds, or from which dividends were received by the Funds during the six months ended March 31, 2006. The Funds identify a company as an affiliate for the purpose of this report if one or more of the Funds owned, in the aggregate, voting securities

24

TWENTY-FOUR

NOTES TO FINANCIAL STATEMENTS

that it believed represented 5% or more of that company’s outstanding voting securities (as defined by the Investment Company Act of 1940) during the six months ended March 31, 2006.

		As of 9/30/05					As of 3/31/06
Fund	Security	Share Balance	Purchase Cost	Sales Cost	Net Realized Gain (Loss)	Dividend Income(1)	Share Balance	Value
International	Credit Saison Co., Ltd.(2)	8,952,300	$6,592,410	$17,056,388	$5,805,733	$1,523,092	8,626,000	$477,105,013
	Stolt Offshore S.A.(3)(4)	7,851,500	20,763,931	691,460	390,273	-	9,731,700	152,948,776
Mid Cap	Marvel Entertainment, Inc.(3)(4)	1,769,000	8,989,830	253,099	13,461	-	2,280,400	45,881,648

(1)	Net of foreign taxes withheld, if any.
(2)	Issuer was no longer an affiliate as of March 31, 2006.
(3)	Issuer was not an affiliate as of September 30, 2005.
(4)	Non-income producing security.

(7)	Information for Federal income tax purposes:

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ Depreciation
International	$9,783,912,794	$3,676,768,077	$(123,231,665)	$3,553,536,412
Mid Cap	4,775,323,550	1,490,057,662	(26,255,522)	1,463,802,140

The difference between cost of investments for financial reporting and cost of investments for Federal income tax is due primarily to timing differences in recognizing certain gains and losses on security transactions (e.g., wash sale loss deferrals and passive foreign investment company transactions).

The tax basis of dividends and long-term capital gain distributions paid during the six months ended March 31, 2006 and the year ended September 30, 2005 were as follows:

	Six Months Ended 3/31/06		Year Ended 9/30/05
Fund	Ordinary Income Dividends	Long-Term Capital Gain Distributions	Ordinary Income Dividends	Long-Term Capital Gain Distributions
International	$200,705,830	$-	$69,335,942	$-
Mid Cap	30,312,731	220,370,538	-	-

Income and capital gain distributions are determined in accordance with income tax regulations that may differ from accounting principles that are generally accepted in the United States. These differences are due to differing treatments for items such as net short-term gains, wash sale loss deferrals, foreign currency

25

TWENTY-FIVE

NOTES TO FINANCIAL STATEMENTS

transactions, net investment losses and capital loss carryovers. Gains on redemptions-in-kind for International Fund and Mid Cap Fund of $29,012,833 and $13,451,833, respectively, included in net realized gain (loss) on investments in the Statement of Operations, are not recognized for Federal income tax purposes.

Additional tax information as of and for the year ended September 30, 2005 follows:

	As of 9/30/05				Year Ended 9/30/05
	Undistributed Ordinary Income	Undistributed Long-Term Gain	Net Capital Loss Carryforward(1)	Capital Loss Carryforward Expiration	Capital Loss Carryforward Utilized	Post- October Losses
International	$200,676,648	$-	$30,783,169	2009	$738,285,571	$-
			384,841,928	2010
			202,299,105	2011
Mid Cap	-	158,169,846	-		178,503,906	-

(1)	The Funds expect to resume paying capital gain distributions in the future to the extent gains are realized in excess of the available carryforwards.

26

TWENTY-SIX

NOTES TO FINANCIAL STATEMENTS

(8)	Fund share activities:

Capital share transactions for the Funds were as follows:

	INTERNATIONAL		MID CAP
Six months ended March 31, 2006	Investor Shares	Institutional Shares	Investor Shares	Institutional Shares
Proceeds from shares issued	$1,099,650,952	$218,998,165	$522,190,046	$26,112,251
Net asset value of shares issued in reinvestment of dividends and distributions	121,588,038	67,354,311	205,964,332	40,056,662
Cost of shares redeemed(1)	(917,196,836)	(655,822,726)	(762,584,706)	(163,879,456)

Net increase (decrease) from fund share transactions	$304,042,154	$(369,470,250)	$(34,430,328)	$(97,710,543)

Shares sold	42,744,845	8,595,506	16,539,091	816,040
Shares issued in reinvestment of dividends and distributions	5,049,357	2,785,484	6,671,990	1,280,994
Shares redeemed	(35,753,253)	(25,698,126)	(24,079,728)	(5,167,848)

Net increase (decrease) in capital shares	12,040,949	(14,317,136)	(868,647)	(3,070,814)

	INTERNATIONAL		MID CAP
Year ended September 30, 2005	Investor Shares	Institutional Shares	Investor Shares	Institutional Shares
Proceeds from shares issued	$1,721,409,733	$213,745,441	$1,448,522,186	$65,819,361
Net asset value of shares issued in reinvestment of dividends and distributions	35,336,667	27,442,945	-	-
Cost of shares redeemed(1)	(1,815,852,822)	(778,118,588)	(1,366,393,615)	(299,155,114)

Net increase (decrease) from fund share transactions	$(59,106,422)	$(536,930,202)	$82,128,571	$(233,335,753)

Shares sold	78,912,846	9,680,591	50,306,407	2,231,832
Shares issued in reinvestment of dividends and distributions	1,677,108	1,297,539	-	-
Shares redeemed	(82,739,336)	(34,838,126)	(46,997,550)	(10,061,831)

Net increase (decrease) in capital shares	(2,149,382)	(23,859,996)	3,308,857	(7,829,999)

(1)	Net of redemption fees of

Fund	3/31/2006	9/30/2005
International - Investor Shares	$270,937	$326,088
International - Institutional Shares	130,187	179,833

(9)	Litigation:

Artisan Funds and the Adviser were defendants in a lawsuit in the Circuit Court of the Third Judicial Circuit, Madison County, Illinois that sought certification of a plaintiff class consisting of all persons in the United States who held shares in International Fund for a period of more than 14 days during the five years prior to

27

TWENTY-SEVEN

NOTES TO FINANCIAL STATEMENTS

the filing of the lawsuit. The suit sought compensatory and punitive damages under state law, as well as interest, costs and attorney’s fees. The lawsuit alleged, in summary, that Artisan Funds and the Adviser exposed long-term International Fund shareholders to trading by market timers by allegedly (a) failing to properly evaluate daily whether a significant event affecting the value of International Fund’s securities had occurred after foreign markets had closed but before the calculation of the Fund’s NAV; (b) failing to implement the Fund’s portfolio valuation and share pricing policies and procedures; (c) allowing portfolio valuation and share policies and procedures that benefited market timers at the expense of long-term shareholders; and (d) failing to know and implement applicable rules and regulations concerning the calculation of NAV.

Artisan Funds and the Adviser removed the lawsuit from state court to federal district court. The federal district court ordered the case remanded to Illinois state court. Artisan Funds and the Adviser then appealed the remand order to the United States Court of Appeals for the Seventh Circuit and, on April 5, 2005, the Court of Appeals ruled in favor of Artisan Funds and the Adviser. As a result, the action was dismissed with prejudice in May 2005. The plaintiff subsequently sought and was granted review by the United States Supreme Court on the question of whether the Court of Appeals had jurisdiction to hear the appeal. In the event that the Supreme Court’s decision results in reinstatement of the lawsuit, Artisan Funds and the Adviser intend to continue to defend the lawsuit vigorously.

Certain legal fees incurred by Artisan Funds in defense of the lawsuit and related insurance recoveries of $197,947 have been allocated to International Fund and are included in Professional fees in the Statement of Operations. Artisan Funds does not believe that the action described herein will have a material effect on the financial condition of International Fund.

28

TWENTY-EIGHT

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of Artisan Funds, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2005 to March 31, 2006.

Actual Expenses

The first line under the name of each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the name of your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line below each Fund’s name in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/2005	Ending Account Value 3/31/2006	Expenses Paid During Period 10/1/2005-3/31/2006(1)
Artisan International Fund - Institutional Shares
Actual	$1,000.00	$1,168.28	$5.41
Hypothetical (5% return before expenses)	$1,000.00	$1,019.95	$5.04
Artisan Mid Cap Fund - Institutional Shares
Actual	$1,000.00	$1,124.34	$5.03
Hypothetical (5% return before expenses)	$1,000.00	$1,020.19	$4.78

(1)	Expenses are equal to the Fund’s ratio of expenses to average net assets for the six-month period ended March 31, 2006 (shown below); multiplied by the average account value over the period; multiplied by 182/365 (to reflect the one-half year period).

Fund	Annualized Ratio of Expenses to Average Net Assets for the Six Month Period Ended March 31, 2006
Artisan International Fund - Institutional Shares	1.00%
Artisan Mid Cap Fund - Institutional Shares	0.95

29

TWENTY-NINE

FACTORS CONSIDERED IN RENEWING THE FUNDS’ ADVISORY CONTRACTS

Artisan International Fund and Artisan Mid Cap Fund are series of Artisan Funds, Inc., which has six other series. Artisan Partners Limited Partnership (“Artisan Partners”) is responsible for management of the Funds’ investment portfolios and for overall management of the Funds’ business and affairs pursuant to Investment Advisory Agreements dated December 27, 1995 (International Fund); November 7, 2001 (International Small Cap Fund); August 8, 2002 (International Value Fund); April 10, 1997 (Mid Cap Fund); October 26, 2000 (Mid Cap Value Fund); March 27, 1995 (Small Cap Fund); July 31, 1997 (Small Cap Value Fund) and February 9, 2006 (Opportunistic Value Fund) (the “Advisory Agreements”). Artisan Partners is a Delaware limited partnership the sole general partner of which is Artisan Investment Corporation. Artisan Investment Corporation was incorporated on December 7, 1994 for the sole purpose of acting as general partner of Artisan Partners. Artisan Investment Corporation is controlled by Mr. Ziegler and Ms. Ziegler, who together own 100% of its voting stock. The principal address of Artisan Partners is 875 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202. Artisan Partners also has offices at 100 Pine Street, Suite 2950, San Francisco, California 94111; One Maritime Plaza, Suite 1450, San Francisco, California 94111; Five Concourse Parkway NE, Suite 2120, Atlanta, Georgia 30328; and 65 East 55th Street, 25th Floor, New York, New York 10022.

The Advisory Agreement for each Fund may be continued from year to year only so long as the continuance is approved annually (a) by the vote of a majority of the directors of Artisan Funds who are not “interested persons” of Artisan Funds or Artisan Partners cast in person at a meeting called for the purpose of voting on such approval, and (b) by the board of directors or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund. Each Advisory Agreement provides that Artisan Partners shall not be liable for any loss suffered by a Fund or its shareholders as a consequence of any act or omission in connection with investment advisory or portfolio services under the agreement, except by reason of willful misfeasance, bad faith or gross negligence on the part of Artisan Partners in the performance of its duties or from reckless disregard by Artisan Partners of its obligations and duties under the Advisory Agreement. Each Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The directors of Artisan Funds held a special meeting of the board on October 19th and 20th, 2005 (the “October Special Meeting”), at which meeting they gave preliminary consideration to information bearing on continuation of the Advisory Agreement for each Fund other than Opportunistic Value Fund for the period from December 1, 2005 through November 30, 2006. The board considered the Advisory Agreement for Opportunistic Value Fund, a new series of Artisan Funds that began investment operations on March 27, 2006, at a meeting on February 9, 2006. The primary purpose of the October Special Meeting was to ensure that the directors had ample opportunity to consider matters they deemed relevant in considering the continuation of the Advisory Agreements, and to request any additional information they considered reasonably necessary to their deliberations, without undue time constraints.

The independent directors of Artisan Funds next met in executive session on November 16, 2005 with their independent counsel to further consider the matters reviewed at the October Special Meeting and to reach certain conclusions in connection with the review and approval of the Advisory Agreements. The full board then met at a regular meeting on November 17, 2005, at which time the board unanimously approved the continuation of each Advisory Agreement, except the Advisory Agreement for Opportunistic Value Fund, from December 1, 2005 to November 30,

30

THIRTY

FACTORS CONSIDERED IN RENEWING THE FUNDS’ ADVISORY CONTRACTS

2006 and an amendment to the Advisory Agreement for International Fund to add an additional breakpoint as discussed below. At a regularly scheduled meeting on February 9, 2006, the independent directors met in executive session to consider the Advisory Agreement for Opportunistic Value Fund. At that meeting, the full board unanimously approved Opportunistic Value Fund’s Advisory Agreement.

Prior to the October Special Meeting, independent counsel to the independent directors sent to Artisan Partners a request for information to be provided to the directors in connection with their consideration of the continuation of the Advisory Agreements. Artisan Partners provided materials to the directors that included responses to that request, other information Artisan Partners believed was useful in evaluating the continuation of the Advisory Agreements and reports prepared by Lipper Inc. (“Lipper”), an independent source of investment company data, relating to each Fund’s performance and expenses compared to the performance and expenses of a relatively small peer group and a larger peer universe of funds determined by Lipper to be comparable. Artisan Partners also provided additional reports prepared by Lipper comparing certain of the Funds’ performance and expenses to different peer groups and peer universes that Artisan Partners believed were more appropriate for comparative purposes than the peer groups and peer universes selected by Lipper. The directors also received and reviewed a memorandum from their independent counsel regarding the directors’ responsibilities in evaluating the Funds’ investment advisory agreements. Prior to the February 9, 2006 meeting to consider the Advisory Agreement for Opportunistic Value Fund, Artisan Partners provided similar materials to the directors regarding that Fund, including reports prepared by Lipper showing advisory fees and expense ratios for a peer group of funds selected by Lipper compared to the proposed advisory fee and estimated expense ratio for Opportunistic Value Fund.

In evaluating the Advisory Agreements, the directors reviewed the available information and discussed with representatives of Artisan Partners each Fund’s operations, the nature, extent and quality of the advisory and other services provided by Artisan Partners to the Funds, the overall expense ratios of each class of shares of the Funds, and economies of scale and other benefits derived by Artisan Partners from its relationship with the Funds. In addition to the third party reports by Lipper and the memorandum from independent counsel, the directors reviewed information concerning the following:

•	The services performed by Artisan Partners for the Funds, including: a list of services performed by Artisan Partners; Artisan Partners’ responsibility for making investment decisions and for observing investment objectives, policies and restrictions of each Artisan Fund;

•	The terms of each Advisory Agreement, including standard of care and termination provisions;

•	Artisan Partners’ personnel and operations, including: the number and organization of Artisan Partners’ employees; the education and experience of Artisan Partners’ investment personnel; Artisan Partners’ assessment of its ability to attract and retain capable investment and business professionals and recent hiring and retention information; Artisan Partners’ research and decision-making processes; policies relating to the assignment of personnel to the various Artisan Funds portfolios; the compensation of Artisan Partners’ personnel with primary responsibility for managing Artisan Funds; the time and attention of Artisan Partners’ personnel devoted to the Funds; and the adequacy and sophistication of Artisan Partners’ technology and systems with respect to investment and administrative matters;

31

THIRTY-ONE

FACTORS CONSIDERED IN RENEWING THE FUNDS’ ADVISORY CONTRACTS

•	With the exception of Opportunistic Value Fund, which had not yet begun investment operations prior to the approval of its Advisory Agreement, each Fund’s short- and long-term investment performance, including a comparison for various time periods with (1) other Artisan Partners client accounts managed in the same investment strategy, (2) other mutual funds having similar investment objectives, and (3) appropriate market indices;

•	Potential for conflicts of interest between the Funds and Artisan Partners and circumstances and actions addressing or bearing on potential conflicts of interest, including: the type and number of other clients served by Artisan Partners in each of its investment strategies; the basis of sharing personnel, services, research and advice among clients; the basis of decisions by Artisan Partners to buy or sell securities for Artisan Funds and other clients; Artisan Partners’ methodology of allocating investment opportunities, including initial public offerings, among Artisan Funds and other clients; potential advantages and disadvantages in having an investment adviser that has other clients; Artisan Partners’ own investments and possible conflicts with Artisan Funds; Artisan Partners’ code of ethics, including policies relating to personal securities transactions of employees; and litigation and regulatory matters;

•	Potential “fall-out” benefits gained by Artisan Partners or its affiliates and by the Funds from their relationship, including: benefits to Artisan Partners in attracting and retaining other clients and the method of estimating other benefits to Artisan Partners;

•	Brokerage and portfolio transactions, including: the standards and performance in seeking best execution; allocation of soft dollars for research products and services; Artisan Partners’ practices in light of SEC guidance under Section 28(e) of the Securities Exchange Act of 1934; research purchased with Artisan Partners’ funds; portfolio turnover rates; use of brokers who sell Artisan Funds and steps taken to comply with applicable rules; and other benefits from the allocation of brokerage;

•	The advisory fees charged, including: the method of computing fees; recognition of economies of scale through breakpoints in the fees; the frequency of the payment of fees; a comparison of the fees charged by Artisan Partners to the Funds with the fees charged by Artisan Partners to other accounts managed by Artisan Partners in the same investment strategies, including other mutual funds for which Artisan Partners provides sub-advisory services; a comparison of the fees charged by Artisan Partners to the Funds with the management fees charged by other investment advisers for managing mutual funds with similar investment objectives and strategies; and potential cost savings by Artisan Partners, incentives to effect savings and the sharing of savings with Artisan Funds;

•	The effect of advisory and other fees on the Funds’ total expenses, including: comparisons of expenses and expense ratios with those of other mutual funds, taking into account comparability factors such as size, account-level charges and investment objective; voluntary expense limitations or reductions and relationship of expenses to expense limitation; the allocation of certain expenses between Artisan Partners, Distributor and Artisan Funds; and fees paid to service providers other than Artisan Partners, including custodial, transfer agent and shareholder servicing fees;

•	The financial condition and stability of Artisan Partners; and

•	The profitability to Artisan Partners of its relationship with each Fund, except Opportunistic Value Fund, which had not yet begun investment operations prior to the approval of its Advisory Agreement, including the methods of allocating expenses in compiling financial results for Artisan Partners and the effect that different methods would have on the profitability of Artisan Partners.

32

THIRTY-TWO

FACTORS CONSIDERED IN RENEWING THE FUNDS’ ADVISORY CONTRACTS

At the end of the October Special Meeting after discussion and consideration of the information presented, the independent directors met in executive session with their independent counsel and subsequently requested additional supplemental material concerning the funds for which Artisan Partners serves as subadviser.

On November 16, 2005, the independent directors then again met separately with their independent counsel to review and discuss relevant information regarding the continuation of the Advisory Agreements and the information presented and discussed at the October Special Meeting. With respect to Opportunistic Value Fund, the independent directors met separately with their independent counsel to review and discuss relevant information regarding the approval of the Fund’s Advisory Agreement on February 9, 2006. In the course of this review process, the independent directors reviewed and discussed the following information:

The nature, extent and quality of Artisan Partners’ services. The independent directors reviewed the nature, extent and the quality of Artisan Partners’ services to the Funds and considered the following:

•	Because Artisan Partners’ principal responsibility is management of the Funds’ investment portfolios, the investment performance achieved by Artisan Partners is an important indicator of the quality of the services provided.

•	Besides investment management, Artisan Partners provides the Funds with general administration services, including the preparation of regulatory filings, provides services to certain of the Funds’ shareholders and management of the Funds’ relationships with its third party service providers, including its custodian, fund accounting agent, transfer agent, lawyers and auditors.

•	The quality of Artisan Partners’ services to the Funds in absolute terms and relative to mutual fund industry standards.

•	The sufficiency and quality of Artisan Partners personnel.

•	Artisan Partners’ financial condition.

The investment performance of each Fund. The independent directors reviewed for each Fund (except Opportunistic Value Fund, which had not yet begun investment operations) for periods ended June 30, 2005, short-term and long-term investment performance compared to broad-based and style specific market indexes, performance for the period January 1, 2005 through September 30, 2005 compared to the same indexes, Morningstar ratingsTM (for those Funds rated by Morningstar) and Lipper rankings. The directors concluded that the overall investment performance of each Fund has been good to excellent and that shorter-term performance of the International Equity and Mid Cap Equity Funds was not evidence of any meaningful departure from such overall performance. In reaching that conclusion, the independent directors considered the following:

•	Each of the Funds invests in a predominantly value-oriented or growth-oriented investment style.

•	Because of each Fund’s style specific investment strategy, the investment performance of each Fund and, in particular, its performance compared to a broad based market index is affected by the relative performance of growth-oriented stocks and value-oriented stocks in the market overall.

33

THIRTY-THREE

FACTORS CONSIDERED IN RENEWING THE FUNDS’ ADVISORY CONTRACTS

•	The broad based and style specific benchmark indexes against which Fund performance is compared show significant variances in recent years, and under that environment, predominantly value oriented funds have operated under more favorable market conditions when compared to the broader market and to more growth oriented funds, and predominantly growth oriented funds operated under less favorable conditions when compared to the broader market and to more value oriented funds.

•	A fund’s relative performance in the Lipper performance universe may be significantly influenced by the category in which Lipper places the fund.

•	The performance of each Fund, without taking expenses into account, was consistent with the performance, before expenses, of other accounts managed by Artisan Partners in the same investment strategy.

Cost of services, economies of scale and benefits derived by Artisan Partners. The directors reviewed the overall expense ratio of each class of shares of each Fund in comparison to the expense ratios of its peers in relation to the nature and quality of services provided and in relation to the fees Artisan Partners charges its other clients who have similar investment strategies and objectives (but to whom Artisan Partners generally provides few or no services other than portfolio management). The directors also considered whether shareholders of the Funds have benefited or will benefit from economies of scale under the management fee structures in the Advisory Agreements, including the fact that since International Small Cap Fund closed at a relatively low asset level, Artisan Partners is not likely to enjoy economies of scale in its management. In their review, the independent directors considered the following:

•	The rates of fee paid by each Fund to Artisan Partners have been stable, but the aggregate dollar amounts of the fees paid have increased as the Funds have grown. In return for its services, each Fund, other than International Small Cap Fund and Opportunistic Value Fund, pays Artisan Partners a monthly fee at the annual rate of 1% of the Fund’s average daily net assets up to $500 million; 0.975 of 1% of the next $250 million; 0.950 of 1% of the next $250 million; and 0.925 of 1% of average daily net assets over $1 billion. International Small Cap Fund pays Artisan Partners a monthly fee at the annual rate of 1.25% of the Fund’s average daily net assets. Under the proposed fee schedule for Opportunistic Value Fund, the Fund would pay Artisan Partners a monthly fee at the annual rate of 0.900 of 1% of the Fund’s average daily net assets up to $1 billion; 0.875 of 1% on the next $3 billion; 0.850 of 1% on the next $4 billion; 0.825 of 1% on the next $4 billion; and 0.800 of 1% of average daily net assets over $12 billion.

•	That an additional breakpoint had been proposed by Artisan Partners for International Fund whereby the Fund would pay 0.900 of 1% of the Fund’s average daily net assets over $12 billion.

•	Artisan Partners has voluntarily agreed to reimburse the expenses of Opportunistic Value Fund to the extent they exceeded 1.5% of the Fund’s average daily net assets annually.

Other benefits derived by the Funds or Artisan Partners. The independent directors then reviewed the potential benefits that Artisan Partners may derive as a result of its relationship with the Funds, other than the services provided by Artisan Partners pursuant to the Advisory Agreements and the management fees paid in return. For Artisan Partners, the directors considered two potential benefits to Artisan Partners: (1) the potential conversion of a Fund shareholder to a separate account client; and (2) the acquisition of research products and services in return for commissions (“soft dollars”). The independent directors noted that, although Artisan Partners

34

THIRTY-FOUR

FACTORS CONSIDERED IN RENEWING THE FUNDS’ ADVISORY CONTRACTS

derives or may derive those additional benefits, the Funds also benefit in similar fashion. In reaching those conclusions, the directors considered the following:

•	Artisan Partners does not solicit the Funds’ shareholders to become separate account clients nor to purchase other goods or services provided by Artisan Partners or its affiliates. Artisan Partners refers potential separate account clients that do not meet Artisan Partners’ minimum separate account size requirements to the Funds.

•	Artisan Partners utilizes third-party research products and services and proprietary research from executing brokers paid for with soft dollars paid by the Funds and by other clients of Artisan Partners. Artisan Partners’ use of soft dollars provides Artisan Partners, and thereby the Funds, with access to third party and proprietary research and also helps Artisan Partners maintain important and open relationships with brokers. Use of a Fund’s commissions for soft dollar purposes is on the same terms as every other client account managed by Artisan Partners in the same investment strategy.

The directors concluded their annual Investment Advisory Agreement contract review at a regularly scheduled meeting on November 17, 2005. At the November 17th meeting, the independent directors and counsel to the independent directors reviewed with the full board the information discussed at the November 16th meeting. The directors then considered whether any further discussion or review was necessary, concluding that the October Special Meeting and the information reviewed by the independent directors at the November 16th meeting provided a strong basis for considering the continuation of the Advisory Agreements for each Fund other than Opportunistic Value Fund. With respect to Opportunistic Value Fund, at the regularly scheduled meeting on February 9, 2006, the board concluded that the information provided and reviewed prior to and during that meeting and during the meeting of the independent directors with counsel to the independent directors provided a strong basis for consideration of the initial approval of the Advisory Agreement for that Fund. The directors reviewed and affirmed each of the following conclusions:

The nature, extent and quality of Artisan Partners’ services. The directors concluded that the nature and extent of Artisan Partners’ services provided to the Funds (and, in the case of Opportunistic Value Fund, expected to be provided) was appropriate and consistent with, and in some cases more advantageous to the Funds than, the terms of the Advisory Agreements. The directors concluded that the quality of Artisan Partners’ services has been excellent and consistent, with no material deficiencies.

The investment performance of each Fund. The directors concluded that the long-term investment performance of each Fund has been good to excellent. The directors concluded that while Opportunistic Value Fund had not yet begun investment operations and had no performance history, the Fund’s proposed investment management team had produced very positive results for Small Cap Value Fund and Mid Cap Value Fund.

Cost of services, economies of scale and benefits derived by Artisan Partners. The directors concluded that the overall expense ratio of each class of shares of each Fund was within an acceptable range of, and often more favorable than, the expense ratios of its peers. The directors concluded that the fees each Fund pays to Artisan Partners (and Artisan Partners’ corresponding profits, other than with respect to Opportunistic Value Fund which had not yet begun investment

35

THIRTY-FIVE

FACTORS CONSIDERED IN RENEWING THE FUNDS’ ADVISORY CONTRACTS

operations) are reasonable in relation to the nature and quality of services provided and in relation to the fees Artisan Partners charges its other clients who have similar investment strategies and objectives (but to whom Artisan Partners generally provides few or no services other than portfolio management). The directors concluded that the overall estimated expense ratio of Opportunistic Value Fund (after giving effect to Artisan Partners’ undertaking to reimburse the Fund for ordinary operating expenses in excess of 1.5% of the Fund’s average net assets annually) was within an acceptable range of the expense ratios of a peer group of funds selected by Lipper. The directors also concluded that shareholders of the Funds (except for International Small Cap Fund) have benefited or will benefit from economies of scale under the management fee structures in the Advisory Agreements, especially noting the new breakpoint proposed for International Fund, and that, because International Small Cap Fund closed at such a small asset level, Artisan Partners is not likely to enjoy economies of scale in its management.

Other benefits derived by the Funds or Artisan Partners. The directors concluded that, other than the services provided by Artisan Partners pursuant to the Advisory Agreements and the management fees paid in return, the Funds and Artisan Partners may potentially benefit from their relationship with each other in several ways. For Artisan Partners, the directors concluded there were two principal benefits: (1) the potential conversion of a Fund shareholder to a separate account client; and (2) the acquisition of research products and services in return for commissions (“soft dollars”). The directors concluded that, although Artisan Partners derives or may derive those additional benefits, the Funds also could benefit from conversions of separate account holdings to fund holdings and did benefit from Artisan Partners’ use of soft dollars with respect to its separate account clients.

At the meeting on November 17, 2005, the board approved by the unanimous vote of all directors and also by the unanimous vote of all the “non-interested” directors, the continuation of the Advisory Agreements for each Fund other than Opportunistic Value Fund through November 30, 2006, including with respect to the International Fund, as amended to add the additional breakpoint discussed above. At the meeting on February 9, 2006, the board approved by the unanimous vote of all directors and also by the unanimous vote of all the “non-interested” directors, the Advisory Agreement for Opportunistic Value Fund through November 30, 2007.

36

THIRTY-SIX

NOTES ON MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

The discussions of each Fund included in this report include statistical information about the portfolios of each of the Funds. Except as otherwise noted, that information is as of March 31, 2006 and that information will vary with changes in a Fund’s portfolio investments. The performance information for each Fund relative to its benchmark index discussed in this Report was prepared by the Adviser using information reported by FactSet Databases (“FactSet”). For the purposes of assigning portfolio securities to a particular country, the Adviser considers an issuer to be from a particular country as designated by its securities information vendors. The Adviser currently uses MSCI as its primary source and FactSet as a secondary source for this information. As a result, Artisan Mid Cap Fund routinely holds securities of issuers organized outside the U.S., but with their primary trading markets in the U.S. In addition, Artisan Mid Cap Fund may hold a limited number of non-U.S. securities that are traded in the U.S., directly or as ADRs. Also based on the designations of the securities information vendors, Artisan International Fund routinely holds securities of issuers organized within the U.S. and/or issuers with their primary trading markets in the U.S. In the event (i) the Adviser’s securities information vendors do not assign a security to a particular country, or (ii) its primary vendor does not assign a security to a particular country and the secondary vendor has assigned a security to a particular country by using a methodology that is not the same as the methodology the primary vendor uses to assign a country, the Adviser assigns the security to a country using the primary vendor’s published criteria (to the extent available) or the Adviser’s own judgment. The primary information vendor’s criteria include the identity of the jurisdiction of the issuer’s incorporation, the main equity trading market for the issuer’s securities, the geographical distribution of the issuer’s operations and the location of the issuer’s headquarters.

For the purposes of assigning portfolio securities to a particular sector and industry, Artisan Mid Cap Fund assigns securities in accordance with the sector and industry classifications provided by The Frank Russell Company (to the extent available). Artisan International Fund assigns securities for these purposes in accordance with the sector and industry classifications provided by MSCI (to the extent available).

Definitions of Portfolio Statistics

Median Market Cap provides a measure of the market capitalization value of the companies in a portfolio. Market capitalization is the aggregate value of all a company’s outstanding common stock. Market capitalization is calculated by FactSet using the price as of the most recent month-end multiplied by the number of shares outstanding as shown in the financial statements of the issuer. Equal numbers of companies in the portfolio have market capitalizations higher and lower than the median. Weighted Average Market Cap is the average of the market capitalizations of the companies in the portfolio weighted by the size of each company’s position within the portfolio. P/B Ratio is a ratio used to compare a stock’s market value to its book value. Book value is a company’s assets minus its liabilities.

Descriptions of Indices

Each Fund’s performance is compared in this report to changes in one or more indices, including in all cases a broad-based index of changes in prices of securities in the market in which the Fund invests. All of the indices are unmanaged and their returns include reinvested dividends. Unlike the Funds’ returns, the returns of each index do not include the payment of sales commissions or other expenses that would be incurred in the purchase or sale of the securities included in that index. An investment cannot be made directly in an index.

37

THIRTY-SEVEN

NOTES ON MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

The indices to which the Funds are compared are:

Artisan International Fund – Morgan Stanley Capital International EAFE® Index (MSCI EAFE®) is a market-weighted index of companies in developed markets, excluding the U.S. and Canada. The Morgan Stanley Capital International EAFE® Growth Index (MSCI EAFE® Growth) is a market-weighted index of companies in developed markets, excluding the U.S. and Canada, with higher price-to-book ratios.

Artisan Mid Cap Fund – Russell Midcap® Index is a market-weighted index of about 800 medium-sized U.S. companies. The Russell Midcap® Growth Index is a market-weighted index of those medium-sized companies included in the Russell Midcap® Index with higher price-to-book ratios and higher forecasted growth values. The Russell Top 200® Index is a market-weighted index of 200 of the largest U.S. companies.

Trademarks

Trademarks and copyrights relating to the indices and products of portfolio companies mentioned in this report are owned by their respective owners. Except as otherwise indicated, the trademarks, including names, logos, slogans and service marks appearing in this report are the property of the Adviser and may not be copied, reproduced, published or in any way used without written permission.

PROXY VOTING POLICIES AND PROCEDURES

You may obtain a description of Artisan Funds’ proxy voting policies and procedures, without charge, upon request by calling 800.399.1770. That information also is included in Artisan Funds’ statement of additional information, which is available on the Funds’ website at www.artisanfunds.com and the Securities and Exchange Commission’s website at www.sec.gov.

Information relating to how each Artisan Fund voted proxies relating to portfolio securities held during the twelve months ended June 30 is available on the Funds’ website at www.artisanfunds.com and on the Securities and Exchange Commission’s website at www.sec.gov.

INFORMATION ABOUT PORTFOLIO SECURITIES

Artisan Funds files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the quarters ending December 31 and June 30 (the first and third quarters of the Funds’ fiscal year) on Form N-Q. The Funds’ Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. You may also review and copy those documents by visiting the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 800.SEC.0330.

38

THIRTY-EIGHT

ARTISAN FUNDS P.O. BOX 8412 BOSTON, MA 02266-8412 800.399.1770

Item 2. Code of Ethics.

Not applicable for semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semiannual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

The Schedule of Investments in securities of unaffiliated issuers is included as part of the semiannual reports to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has a governance and nominating committee, which is responsible for selecting and nominating persons for election or appointment as members of registrant’s board of directors. At a meeting of the committee held on August 19, 2004, the committee adopted guidelines by which the committee, which is comprised entirely of independent directors, will consider any candidates for board membership (whether recommended by a shareholder, the committee, the board of directors or management personnel). The committee has not made any material changes to those procedures, which were disclosed in response to Item 9 of Form N-CSR filed by the registrant on November 30, 2004.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive and principal financial officers have concluded, based on an evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the “Disclosure Controls”) as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Disclosure Controls are effectively designed to ensure that information required to be disclosed by the registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the registrant’s management, including the registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1)	Not applicable for semiannual reports

	(2)	Certifications of Andrew A. Ziegler, Principal Executive Officer and Lawrence A. Totsky, Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)), attached hereto as Exhibits (a)(2)(i) and (a)(2)(ii)

(b)		Certification of Andrew A. Ziegler, Principal Executive Officer and Lawrence A. Totsky, Principal Financial Officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, attached hereto as Exhibit (b)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Artisan Funds, Inc.

By:	/s/ Andrew A. Ziegler
Andrew A. Ziegler
Principal Executive Officer

Date:	May 30, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Andrew A. Ziegler
Andrew A. Ziegler
Principal Executive Officer

Date:	May 30, 2006

By:	/s/ Lawrence A. Totsky
Lawrence A. Totsky
Principal Financial Officer

Date:	May 30, 2006